UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No.  )

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COPART, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Copart

POSITIONED FOR THE FUTURE

2026

ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

ABOUT COPART

Our History Drives Our Future

Founded in 1982 with a single auction facility, Copart has grown into a global leader and the premier source of online vehicle auctions. Our innovative technology and online auction platform, supported by our logistics and storage capabilities, connect buyers and sellers around the world and enable the global re-use and recycling of vehicles, parts and raw materials.

Our Foundation Core Values

Copart's values serve as a driving force in our environmental, social, and governance (ESG) strategy, and help to guide our company's growth as a leading global provider of online auctions and vehicle remarketing services.

- Act with Integrity
- Be an Owner
- Challenge the Norm
- Get Results
- Celebrate Our People

Our Company Reach as of July 31, 2026

11
Countries with Operations

285+
Locations Covering 21,000+ Acres

4M+
Vehicles Sold per Year

174
Countries from which Members Purchase Vehicles

11,900+
(10-K)
Full- and Part-Time Employees

95%
of Real Estate Portfolio is Owned

To Our Stockholders

Dear Stockholder:

I’m pleased to tell you that our fiscal 2026 was another strong year for Copart and our stockholders. Our annual revenue rose to $4.7 billion, the highest in our history. As of July 31, 2026, we had total liquidity of $5.7 billion, consisting of $4.5 billion in cash and treasury securities plus another $1.22 billion in undrawn capacity under our revolving credit facility with no debt outstanding, and we had over $10 billion of total assets on our balance sheet.

During the year, we continued to invest in our three pillars of growth: international expansion in insurance, whole car expansion domestically, and technology and services that benefit all of our customers. Our international unit volumes grew 3.7% for the fiscal year, and we are now profitable in all of our international markets. On October 16, 2026, we acquired ACV Auctions, Inc., one of the largest primarily digital automotive marketplaces in the country, in an all-cash transaction funded from cash on hand. We believe that together, Copart and ACV will create a more complete automotive marketplace, connecting the right vehicle to the right buyer through the right channel.

You are cordially invited to attend the 2026 annual meeting of stockholders of Copart, Inc. to be held on Tuesday, December 1, 2026, at 8:00 a.m., Central Standard Time, at Copart’s corporate headquarters located at Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254.

At this year’s annual meeting, our stockholders will be asked:

•

To elect the twelve nominees for director named in the proxy statement to hold office until our 2027 annual meeting of stockholders or until their respective successors have been duly elected and qualified;

•	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers for the fiscal year ended July 31, 2026;

•	To ratify the appointment by the Audit Committee of our Board of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2027;

•	To approve the amendment, restatement and extension of our 2007 Equity Incentive Plan, including an amendment to increase the number of shares reserved for issuance thereunder;

•

To approve the grant of an option to acquire 20,000,000 shares of our common stock to A. Jayson Adair, our executive chairman and chief executive officer, as more fully described in the proxy statement; and

•	To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to vote and submit your proxy in advance of the annual meeting by following one of the methods described in the proxy statement. You may vote your shares via the Internet or by telephone, as instructed in the proxy statement, or if you elected to receive printed versions of the materials, by signing, dating and returning the enclosed paper proxy card in the enclosed postage-paid envelope.

Details regarding admission to the meeting and the business to be conducted are described in the accompanying notice of annual meeting of stockholders and proxy statement. Any stockholder who attends the annual meeting may vote in person, even if he or she has already voted online, by telephone, or by mail.

Thank you for your ongoing support of Copart. We look forward to seeing you at our 2026 annual meeting.

Sincerely,

Willis J. Johnson

COPART, INC. Copart Tower 14185 Dallas Parkway, Suite 300 Dallas, Texas 75254 (972) 391-5000

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	8:00 a.m., Central Standard Time Tuesday, December 1, 2026

Place:	Copart’s corporate headquarters Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254

Items of Business

1.

To elect the twelve nominees for director named in this proxy statement to hold office until our 2027 annual meeting of stockholders or until their respective successors have been duly elected and qualified.

2.	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers for the fiscal year ended July 31, 2026.
3.	To ratify the appointment by the Audit Committee of our Board of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2027.
4.	To approve the amendment, restatement and extension of our 2007 Equity Incentive Plan, including an amendment to increase the number of shares reserved for issuance thereunder.
5.

To approve the grant of an option to acquire 20,000,000 shares of our common stock to A. Jayson Adair, our executive chairman and chief executive officer, as more fully described in the proxy statement.

6.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

Record Date

You are entitled to vote only if you were a Copart stockholder of record as of the close of business on the record date, October 9, 2026.

Meeting Admission

You are entitled to attend the annual meeting only if you were a Copart stockholder as of the close of business on the record date or otherwise hold a valid proxy for the annual meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement reflecting ownership on the record date, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.

A complete list of stockholders entitled to vote at the meeting will be available and open to examination by any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting during normal business hours at our corporate headquarters.

Annual Report

You may access our annual report on Form 10-K for the fiscal year ended July 31, 2026 by visiting www.edocumentview.com/CPRT.

Date of Mailing

On or about October 22, 2026, we will commence the mailing to our stockholders (other than those who previously requested electronic or paper delivery) of a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, the Notice of Annual Meeting of Stockholders, the proxy statement providing information concerning the matters to be acted upon at the 2026 annual meeting of stockholders and our annual report on Form 10-K for the fiscal year ended July 31, 2026. If you requested printed versions of these materials, a proxy card for the 2026 annual meeting is also included.

Voting

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “Questions and Answers About the Proxy Materials and Annual Meeting” beginning on page 71 of the proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, DECEMBER 1, 2026:

This notice of annual meeting, Notice of Internet Availability of Proxy Materials, proxy statement, and annual report on Form 10-K for the fiscal year ended July 31, 2026 are being made available on or about October 22, 2026 to all stockholders of record entitled to vote at the annual meeting at www.edocumentview.com/CPRT.

Forward-Looking Statements

This proxy statement, including the section entitled “Compensation Discussion and Analysis” set forth below, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are based on our current expectations and involve risks and uncertainties that may cause our actual results to differ materially from those anticipated by these forward-looking statements. These forward-looking statements include statements regarding our business plan or compensation strategy and other actions we expect to take in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the section on forward-looking statements and in the risk factors in Part I, Item 1A of our annual report on Form 10-K for the fiscal year ended July 31, 2026, and in our subsequently filed periodic reports on Form 10-Q and current reports on Form 8-K.

 Proxy Statement Summary

 This summary highlights information contained elsewhere in this proxy statement and does not contain all of the information that you should consider. You should read the entire proxy statement carefully before voting.

2026 Annual Meeting of Stockholders Meeting Date Tuesday, December 1, 2026 Record Date Close of business on October 9, 2026 Meeting Time 8:00 a.m., Central Standard Time
Vote Your Shares
Your vote is important. We encourage you to vote in advance, even if you plan to attend the 2026 annual meeting.

Internet www.investorvote.com/CPRT

Phone 1-800-652-VOTE or the number provided on your voting instructions

Mail Use the postage-paid envelope provided if you receive printed proxy materials

Attend the Meeting

You are cordially invited to attend the 2026 annual meeting of stockholders of Copart, Inc. to be held on Tuesday, December 1, 2026, at 8:00 a.m., Central Standard Time, at Copart’s corporate headquarters located at Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254.

Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to vote and submit your proxy in advance of the annual meeting by following one of the methods described in the proxy statement. You may vote your shares via the Internet or by telephone, as instructed in the proxy statement, or if you elected to receive printed versions of the materials, by signing, dating and returning the enclosed paper proxy card in the enclosed postage-paid envelope. Your vote by proxy will ensure your representation at the annual meeting of stockholders regardless of whether you attend in person. Details regarding admission to the annual meeting and the business to be conducted are described in the proxy statement.

Agenda and Voting Recommendations

At this year’s annual meeting, our stockholders will be asked to vote on the following agenda items:

Agenda Item		Board Vote Recommendation	Page Reference
1.	Election of Directors	FOR	26

2.	Advisory Vote on Approval of Executive Compensation	FOR	33

3.	Ratification of Appointment of Ernst & Young LLP	FOR	36

4.	Approval of the Amendment, Restatement and Extension of the 2007 Equity Incentive Plan	FOR	39
5.	Approval of the CEO Performance Award	FOR	45

COPART, INC.	2	2026 PROXY STATEMENT

2026 Proxy Statement Summary

Corporate Governance Highlights

Board Structure and Independence

✔  Retain flexibility to allocate the responsibilities of the positions of the Chairman of our Board of Directors (the “Board”) and chief executive officer in a way that our Board believes is in our and our stockholders’ best interests

✔  Separation of the offices of Chairman of the Board and chief executive officer appropriately allows our chief executive officer and management of the Company to focus primarily on our business strategy, operations, and corporate vision, while the Chairman of the Board provides guidance to the chief executive officer, sets the agenda for Board meetings, and presides over meetings of the full Board

✔  Lead independent director serves as the formal liaison between the Board and the chief executive officer, reviews and approves the proposed Board agendas, and leads the executive session portion of our regular Board meetings at which only independent directors are present

✔  Board comprised of a majority of “independent directors”

Board Oversight

✔  Board receives regular reports from members of senior management on areas of material risk to us, including operational, financial, legal, compliance and regulatory, and strategic and reputational risks

✔  Our Board has the ultimate oversight responsibility for our risk management policies and processes and the committees of our Board also have responsibility for risk oversight with respect to certain matters

✔  Our Audit Committee oversees management of financial risk exposures, including the integrity of our accounting and financial reporting processes and controls, compliance and cybersecurity risks

✔  Our Compensation Committee considers the risks associated with our compensation policies and practices with respect to both executive compensation and employee compensation generally

✔  Our Nominating, Governance, and Sustainability Committee oversees risks associated with our overall governance practices and the leadership structure of our Board

Strong Corporate Governance Practices

✔  Our Board is responsible for setting our strategic corporate goals

✔  Alignment with recognized sustainability standards, with a broad awareness of the social, environmental, and human context in which we operate. Our Nominating, Governance, and Sustainability Committee is responsible for overseeing our business activities in this area

✔  In March of 2026, we published our 2025 sustainability report on our investor relations website that provides detailed disclosures regarding our sustainability objectives based on the United Nations Sustainable Development Goals (UN SDGs), the Sustainability Accounting Standards Board (SASB), and the Global Reporting Initiative (GRI) frameworks

Stockholder Rights

✔  Stockholders have the right to elect all members of our Board each year

✔  To be elected as a director in an uncontested election, each nominee must receive a majority of votes cast

✔  Stockholders have the ability to call a special meeting

✔  Stockholders are able to submit proposals and director nominees for consideration in advance of our annual meetings each year

COPART, INC.	3	2026 PROXY STATEMENT

2026 Proxy Statement Summary

Director Nominees

Name	Age	Position	Director Since	Independence	Audit Committee	Compensation Committee	Nominating, Governance, and Sustainability Committee

Willis J. Johnson	79	Chairman of the Board	1982

A. Jayson Adair	57	Executive Chairman and Chief Executive Officer	1992

David J. Berger	67	Director	2026	✔			✔

Matt Blunt	55	Director	2009	✔	✔	✔

Steven D. Cohan	65	Director	2004	✔	✔	✔

Daniel J. Englander	57	Director	2006	✔		✔	✔

Stephen Fisher	62	Director	2019	✔	✔

Cherylyn Harley LeBon	60	Director	2021	✔		✔	✔

James E. Meeks	77	Director	1996	✔

Diane M. Morefield	68	Director	2019	✔	✔		✔

Carl D. Sparks	59	Director	2021	✔	✔		✔

Thomas N. Tryforos	67	Director	2012	✔		✔	✔

Executive Compensation Highlights1

Set forth below is the fiscal 2026 compensation for each NEO (as defined in the “Compensation Discussion and Analysis” section of this proxy statement) as determined under U.S. Securities and Exchange Commission (“SEC”) rules. See the Fiscal Year 2026 Summary Compensation Table and the accompanying notes to the table beginning on page 55 for more information.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

A. Jayson Adair Executive Chairman and Chief Executive Officer	2026	1	—	—	—	—	351,385	351,386

Jeffrey Liaw Former Chief Executive Officer	2026	900,000	—	—	—	1,093,400	71,340	2,064,740

Leah C. Stearns Senior Vice President and Chief Financial Officer	2026	601,000	—	—	2,890,718	475,000	13,719	3,980,437

(1)	Jane Pocock became an executive officer in August 2026 and therefore was not a named executive officer for the fiscal year ended July 31, 2026.

COPART, INC.	4	2026 PROXY STATEMENT

2026 Proxy Statement Summary

What We Do	What We Don’t Do

✔ Our Compensation Committee consists entirely of independent directors	× No guaranteed salary increases or bonuses

✔ We hold a “say-on-pay” vote annually	× No excessive benefits and perquisites

✔ We regularly engage with our stockholders	× No special executive retirement plans

✔ A substantial portion of our named executive officers’ compensation is at-risk	× No tax gross-up upon a change of control

✔ We set challenging performance goals and cap the payouts under our executive bonus plan	× No incentives for inappropriate risk-taking

✔ We provide reasonable severance and change in control benefits	× No short sales or hedging of equity interests, or transactions involving derivatives of our securities

✔ We evaluate our levels of executive compensation against an appropriate peer group	× No discounting, reloading or repricing of stock options

✔ We have adopted an executive officer claw-back policy

✔ We maintain director and executive officer stock ownership guidelines

Sustainability Strategy and Highlights

Since our inception in 1982, Copart has played a critical role in the automotive circular economy as a key intermediary enabling the recycling and re-use of automobiles and automotive parts, while facilitating access to transportation around the world. The very nature of our business is aligned with the reduction of carbon emissions. The process of manufacturing a new vehicle generates approximately 2 metric tons of carbon dioxide equivalents, according to the U.S. Department of Energy. By matching millions of vehicles each year with buyers who will repurpose vehicles, Copart helps the world avoid millions of tons of carbon dioxide equivalents.

We are proud that our business, by its nature, enhances the habitability of our planet. We facilitate the re-use and recycling of millions of vehicles each year, while accelerating access to affordable transportation and the attendant benefits of social, educational, and economic mobility around the world. To learn more about Copart’s sustainability efforts, please review our 2025 sustainability report, which is available on our website at www.copart.com under Investor Relations.

COPART, INC.	5	2026 PROXY STATEMENT

2026 Proxy Statement Summary

Copart’s sustainability strategy is rooted in our company’s core values and prioritizes four focus areas:

Where We Focus

Reducing Environmental

Impacts Through

Circularity and Innovation

We enable the avoidance of additional carbon emissions by extending the life cycle of vehicles and components; we innovate to reduce our own operational footprint.

Prioritizing and Empowering Our Employees We invest in our employees, maintain robust safety guidelines, conduct employee training, and promote inclusion across our workforce.

Paving the Way For Physical and Socioeconomic Mobility We enable more affordable access to mobility, leading to economic development and social well-being.

Serving Our Communities and Customers

as a Responsible and Reliable

Business Partner

We strengthen the resiliency and adaptive capacity of the communities we serve and contribute to public health and safety.

Questions and Answers and Other Information

Please see “Other Matters” beginning on page 95 and “Questions and Answers about the Proxy Materials and Annual Meeting” beginning on page 85 for important information about the proxy materials, voting, the annual meeting, company documents, communications and the deadlines to submit stockholder proposals and director nominees for the 2027 annual meeting of stockholders. Additional questions may be directed by phone by calling us at (972) 391-5000.

Learn More About Our Company

You can learn more about our company, view our governance materials and much more by visiting our website at www.copart.com under Investor Relations.

Please also visit www.edocumentview.com/CPRT to access our notice of annual meeting of stockholders, proxy statement and 2026 annual report on Form 10-K.

COPART, INC.	6	2026 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Board Composition

Our Board is currently comprised of twelve members. Our bylaws permit our Board to establish the authorized number of directors within a range of five to twelve members, and twelve directors are currently authorized. The Board is nominating twelve nominees for election.

All directors elected at an annual meeting are elected to serve from the time of election and qualification until the earlier of the next annual meeting of stockholders following such election, or their resignation or removal. At each annual meeting of stockholders, the terms of each of our incumbent directors expire and twelve members of our Board are standing for re-election as directors.

Our bylaws provide for a majority voting standard in the election of directors, except in the event of a contested election, in which case we will revert to a plurality voting standard, the default standard under Delaware law. For a description of our majority voting standard, please refer to the section captioned “Proposal 1-Election of Directors.”

COPART, INC.	8	2026 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Board Skills Matrix

The directors serving on our Board come from diverse backgrounds that align with our business requirements, help us to address the risks to which our business is subject, and foster sound business judgment.

When conducting its review of the appropriate skills and qualifications desired of directors, the Nominating, Governance, and Sustainability Committee particularly considers the skills, experiences, and expertise that are critical to the Board’s ability to provide effective oversight of the Company and are directly relevant to Copart’s business, strategy, and operations. These are as follows:

Skills, experiences, and expertise

Salvage Vehicle Remarketing Industry Executive experience in the salvage vehicle remarketing industry.	✓	✓			✓				✓

Investment Management Executive experience in the investment management industry, including hedge funds, private equity firms, and venture capital firms.			✓			✓					✓	✓

Government/Regulatory/Public Policy Executive experience in federal, state, and local government, within areas that are relevant to our business.			✓	✓				✓

Technology/Cybersecurity Executive experience in the technology sector, including cybersecurity.	✓	✓			✓		✓		✓	✓	✓

Legal/Compliance

Distinguished professional experience as a practicing attorney, in areas of law that are highly relevant to our business, such as corporate governance, governmental regulation, and compliance.

			✓					✓

Public Company Board Experience Experience serving as a director at other sophisticated companies with comparable size and complexity.						✓	✓	✓		✓	✓	✓

Finance and Accounting Distinguished professional expertise and executive experience in finance and accounting roles, including any CPA credentials.				✓	✓	✓		✓		✓	✓	✓

Real Estate Executive experience in the real estate industry, including land acquisitions, zoning, and development.	✓	✓			✓	✓			✓	✓

COPART, INC.	9	2026 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Board Diversity Matrix

Our Nominating, Governance, and Sustainability Committee considers all aspects of diversity, including racial and gender diversity, in evaluating Board candidates, in addition to relevant skills and experience. The following table sets forth further diversity statistics as self-reported by the twelve (12) directors on our Board as of July 31, 2026:

	Female	Male

Part I: Gender

Directors	2	10

Part II: Demographic Background

African American or Black	1	0

Asian	0	1

White	1	9

(1)	Willis J. Johnson and A. Jayson Adair are company founders.

Fiscal 2026 Board Meetings

During fiscal 2026, our Board held eleven meetings. Each of our directors attended or participated in 75% or more of the total number of meetings of our Board held during the period of their service. Each of the directors also attended or participated in 75% or more of the meetings held by the standing committees of our Board on which they served during the past fiscal year.

Board Leadership Structure

Chairman of the Board

Our Board believes that it is important to retain its flexibility to allocate the responsibilities of the positions of the Chairman of our Board and chief executive officer in a way that it believes is in our best interests. Currently, the roles of Chairman of our Board and chief executive officer have been separated by our Board. Willis J. Johnson is our Chairman of the Board, and A. Jayson Adair is our executive chairman and chief executive officer. Our Board believes that the separation of the offices of Chairman of the Board and chief executive officer is appropriate at this time because it allows our chief executive officer to focus primarily on our business strategy, operations, and corporate vision, while the Chairman of the Board provides guidance to the chief executive officer, sets the agenda for Board meetings with consultation of our lead independent director, and presides over meetings of the full Board. Our Board’s administration of risk oversight has not affected its leadership structure.

Lead Independent Director

Our Corporate Governance Principles provide for the election of a “lead independent director”, a position currently held by Daniel J. Englander. Initially, the lead independent director was responsible for scheduling and preparing agendas for meetings among our outside directors and, where applicable, communicating with the chief executive officer and Chairman of the Board, timely disseminating information to the other directors and liaising with management on behalf of the independent directors when appropriate. Our Nominating, Governance, and

COPART, INC.	10	2026 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Sustainability Committee recently evaluated the lead independent director’s responsibilities and determined to expand those responsibilities to include the following:

•	Preside at all meetings of the Board in the absence of, or upon the request of, the Chairman of the Board

•	Lead regular executive sessions of the independent directors

•	Approve meeting schedules to assure sufficient time for discussion of all agenda items

•	Call special meetings of the Board as necessary to address important or urgent Company issues

•	Advise the Chairman of the Board on the retention of advisors and consultants who report directly to the Board

•	Advise the Chairman of the Board and the chief executive officer, as appropriate, on issues discussed at executive sessions of non-employee and/or independent directors

•	Review with the chief executive officer, throughout the year, the non-employee Directors’ ongoing evaluation of and feedback on the chief executive officer’s performance

•	Lead the Board’s annual chief executive officer performance evaluation

•	Serve as principal liaison between the non-employee and/or independent directors, as a group, and the Chairman of the Board and the chief executive officer, as necessary

•	Upon request, represent the Board with internal and external audiences, including stockholders

•	Select an interim lead independent director to preside over meetings at which he or she cannot be present

Director Independence

As a company listed on the Nasdaq Global Select Market (“Nasdaq”), we are required under the Nasdaq listing requirements to maintain a board comprised of a majority of “independent directors,” as determined affirmatively by our Board. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of our Audit Committee, Compensation Committee, and Nominating, Governance, and Sustainability Committee be independent. In September 2026, our Board undertook a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board determined that a majority of our directors are “independent directors” as defined under applicable Nasdaq rules. Of our incumbent directors, David J. Berger, Matt Blunt, Steven D. Cohan, Daniel J. Englander, Stephen Fisher, Cherylyn Harley LeBon, James E. Meeks, Diane M. Morefield, Carl D. Sparks, and Thomas N. Tryforos have each been determined by our Board to be an “independent director” as that term is defined under the rules of Nasdaq.

In making its independence determinations, our Board considered transactions between the Company and entities associated with the directors or members of their immediate family. All identified transactions that appear to relate to us and a person or entity with a known connection to a director are presented to our Board for consideration. In making its determination that certain directors are independent, our Board considered the transactions in the context of the Nasdaq rules, and the standards established by the SEC for members of audit committees, compensation committees, and nominating, governance, and sustainability committees, and the transactions involving them described in the section titled “Related Person Transactions” below. In the case of David J. Berger, our Board considered his position as a Senior Partner of the law firm Wilson Sonsini Goodrich & Rosati, P.C. (“Wilson Sonsini”), which serves as outside corporate counsel to the Company. Mr. Berger provides no legal services to the Company. The fees Wilson Sonsini derives from the Company are a small fraction of the firm’s annual revenues.

COPART, INC.	11	2026 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Oversight of Risk Management

The Board of Directors

The role of our Board in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to us, including operational, financial, legal, compliance, and regulatory, and strategic and reputational risks.

Our Board’s role in risk oversight is consistent with our Board’s leadership structure, with the chief executive officer and other members of senior management having responsibility for assessing and managing our risk exposure, and our Board and its committees providing oversight in connection with those efforts. While our Board has the ultimate oversight responsibility for our risk management policies and processes, the committees of our Board also have responsibility for risk oversight with respect to certain matters.

The Audit Committee

Our Audit Committee oversees management of financial risk exposures, including the integrity of our accounting and financial reporting processes and controls. As part of this responsibility, our Audit Committee meets periodically with our independent auditors, our internal auditors, and our financial and accounting personnel to discuss significant financial risk exposures and the steps management has taken to monitor, control, and report these exposures. Additionally, our Audit Committee reviews significant findings prepared by our independent auditors together with management’s responses as well as significant findings of our internal auditors. Our Audit Committee also oversees risk associated with related party transactions, business conduct, regulatory compliance, and cybersecurity and privacy compliance.

The Compensation Committee

Our Compensation Committee considers the risks associated with our compensation policies and practices with respect to both executive compensation and employee compensation generally. Our management has reviewed with our Compensation Committee the compensation plans and programs that could have a material impact on us. This review considered whether any of these plans or programs may encourage inappropriate risk-taking, whether any plan may give rise to risks that are reasonably likely to have a material adverse effect on us, and whether our management would recommend any changes to the plans. Our management also reviewed with our Compensation Committee risk-mitigating controls such as the degree of Compensation Committee and senior management oversight of each program and the level and design of internal controls over such programs. Based upon this review, we believe that the mix and design of the elements of our compensation policies and practices do not encourage our employees to assume excessive risks.

The Nominating, Governance, and Sustainability Committee

Our Nominating, Governance, and Sustainability Committee oversees risks associated with our overall governance practices and the leadership structure of our Board. Our Board is kept informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full Board. As part of its oversight of our overall governance practices, the Nominating, Governance, and Sustainability Committee has adopted our enterprise policy development and governance framework. To the extent that sustainability matters are not overseen or considered by the full Board in its oversight of our corporate strategy or specifically assigned to another committee, the Nominating, Governance, and Sustainability Committee also oversees our general activities in sustainability areas.

COPART, INC.	12	2026 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Board Committees

Our Board maintains three standing committees: an Audit Committee, a Compensation Committee, and a Nominating, Governance, and Sustainability Committee. Each committee has a written charter, which is reviewed and approved annually by our Board, outlining the principal responsibilities of such committee. Copies of the current committee charters are available in the Corporate Governance section of the Investor Relations page on our website at www.copart.com.

Only directors deemed to be “independent” (see below) serve on the Audit Committee, Compensation Committee, or Nominating, Governance, and Sustainability Committee. However, our Board creates special committees from time to time, and our current employee directors or those deemed not to be independent under applicable rules and guidelines may be appointed to serve on those special committees, as our Board may determine.

Audit Committee

Meetings in 2026: 4 Steven D. Cohan, Chair ∎ Matt Blunt Stephen Fisher Diane M. Morefield ∎ Carl D. Sparks ∎ – Audit Committee Financial Expert All members of our Audit Committee are independent.

•

Oversee our accounting and financial reporting processes and audits of our consolidated financial statements;

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Assist our Board in overseeing and monitoring: (i) the integrity of our consolidated financial statements; (ii) our internal accounting and financial controls; (iii) our compliance with legal and regulatory requirements; and (iv) our independent auditor’s qualifications, independence, and performance;

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Prepare the Audit Committee report that the rules of the SEC require be included in our annual proxy statement;

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Provide our Board with the result of its monitoring and any recommendations derived from such monitoring;

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Provide our Board with additional information and materials as our Audit Committee may determine to be necessary to make our Board aware of significant financial matters requiring Board attention

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Function as our qualified legal compliance committee for the purposes of reviewing and discussing the Company’s compliance program along with any reports concerning material violations submitted to it by our chief compliance officer, attorneys or our outside counsel; and

•

Oversee our compliance programs, including, but not limited to, our data protection compliance and cybersecurity programs.

Compensation Committee

Meetings in 2026: 5 Daniel J. Englander, Chair Matt Blunt Steven D. Cohan Cherylyn Harley LeBon Thomas N. Tryforos All members of our Compensation Committee are independent.

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Assist our Board in providing oversight of our compensation policies, plans and benefits programs; and

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Review and approve, and, where appropriate, make recommendations to our Board regarding all forms of compensation to be provided to all of our executives, directors, and consultants, including equity compensation and loans, and all bonus and equity compensation to all employees.

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CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Nominating, Governance, and Sustainability Committee

Meetings in 2026: 4

Diane M. Morefield, Chair

David J. Berger

Daniel J. Englander

Cherylyn Harley LeBon

Carl D. Sparks

Thomas N. Tryforos

All members of our

Nominating, Governance,

and Sustainability

Committee are

independent.

•

Ensure that our Board is properly constituted to meet its fiduciary obligations to stockholders and that we have and follow appropriate governance standards;

•

Develop and recommend to our Board our Corporate Governance Principles and Code of Business Conduct;

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Oversee our enterprise policy development and governance framework, and our activities in sustainability-related areas; and

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Oversee our annual Board and Board committee evaluations.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of Daniel J. Englander, Matt Blunt, Steven D. Cohan, Cherylyn Harley LeBon, and Thomas N. Tryforos. No member of our Compensation Committee was, at any time during fiscal 2026, an officer nor employee of Copart or any of our subsidiaries. Mr. Cohan was previously an officer of Copart from 1992-1996. In addition, no member of our Compensation Committee had any relationship requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC at the time such committee member served as a Board member and Compensation Committee member.

No interlocking relationship, as described by the SEC, currently exists or existed during fiscal 2026 between any member of our Compensation Committee and any member of any other company’s board of directors or compensation committee.

Considerations in Identifying and Evaluating Director Nominees

To the extent our Nominating, Governance, and Sustainability Committee believes it appropriate to identify and evaluate new director candidates, our Nominating, Governance, and Sustainability Committee generally requests our Board members and others to provide recommendations. The Nominating, Governance, and Sustainability Committee meets from time to time to evaluate biographical information and background material relating to potential candidates, and interviews potential director candidates.

Our Nominating, Governance, and Sustainability Committee consists of: • Diane M. Morefield • David J. Berger • Daniel J. Englander • Cherylyn Harley LeBon • Carl D. Sparks • Thomas N. Tryforos

Our Nominating, Governance, and Sustainability Committee has established policies and procedures relating to the consideration of any individual recommended as a prospective director nominee from stockholders. Please see the section entitled “Director Nomination Process” below. The Nominating, Governance, and Sustainability Committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the committee from other sources.

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CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

In its evaluation of director candidates, including the members of the Board eligible for re-election, our Nominating, Governance, and Sustainability Committee will consider the following:

•	The current size and composition of our Board and the needs of the Board and its respective committees;

•

Factors such as character, integrity, judgment, independence, area of expertise, corporate experience, length of service, personal characteristics (including gender, race, and diversity of experience), potential conflicts of interest, and other commitments; and

•	Other factors that our Nominating, Governance, and Sustainability Committee may consider appropriate.

Our Nominating, Governance, and Sustainability Committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors.

Any nominee for a position on the Board must satisfy the following minimum qualifications:

•	The highest personal and professional ethics and integrity;

•	Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;

•	Skills that are complementary to those of the existing Board;

•	The ability to assist and support management and make significant contributions to the Company’s success; and

•	An understanding of the fiduciary responsibilities required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.

The Nominating, Governance, and Sustainability Committee considers diversity as one of many factors in identifying nominees for director, including personal characteristics such as race and gender, as well as diversity in the experience and skills that contribute to the Board’s performance of its responsibilities in the oversight of a complex and highly-competitive global business. The Nominating, Governance, and Sustainability Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees.

If our Nominating, Governance, and Sustainability Committee determines that an additional or replacement director is required, the Nominating, Governance, and Sustainability Committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Nominating, Governance, and Sustainability Committee, Board, or management.

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CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Director Nomination Process

Our Nominating, Governance, and Sustainability Committee is responsible for, among other things, determining the criteria for membership to our Board and recommending candidates for election to the Board. It is the policy of our Nominating, Governance, and Sustainability Committee to consider recommendations for candidates to the Board from stockholders holding not less than 1% of the outstanding shares of our common stock continuously for at least twelve months prior to the date of submission of the recommendation or nomination. Stockholder recommendations for candidates to the Board must be directed in writing to Copart, Inc., Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254, Attention: Chief Legal Officer, and must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and Copart, and evidence of the recommending stockholder’s ownership of our stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for Board membership, including issues of character, integrity, judgment, independence, area of expertise, corporate experience, length of service, personal characteristics, potential conflicts of interest, and other commitments, and personal references. For details regarding the process to nominate a director directly for election to the Board at an annual meeting of the stockholders, please see the section entitled “Questions and Answers About the Proxy Materials and Annual Meeting — What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors? — Nomination of Director Candidates.”

Identifying Director Candidates Potential candidates for director may be identified by our directors, a third-party search firm or stockholders.

Review of Candidate Pool The Nominating, Governance, and Sustainability Committee reviews candidates to determine whether candidates warrant further consideration.

In-Depth Candidate Review

Candidates will meet with Nominating, Governance, and Sustainability Committee members and be evaluated for independence and potential conflicts, skills and experience, and their ability to contribute to the Board.

Recommend Director Nominee Slate The Nominating, Governance, and Sustainability Committee recommends candidates for appointment or election to our Board.

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CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance at stockholder meetings, our directors are encouraged to attend the annual meeting of stockholders. Messrs. Adair and Liaw attended our 2025 Annual Meeting.

Insider Trading and Anti-Hedging Policy

We have adopted insider trading policies and procedures governing the purchase, sale, and/or other disposition of the Company’s securities by directors, officers, and employees that are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and any listing standards applicable to the Company. Our insider trading policy precludes our officers, directors, employees, consultants, agents and contractors from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding our securities. With regard to the Company’s trading in its own securities, it is the Company’s practice to comply with the federal securities laws and the applicable exchange listing requirements.

Corporate Governance Principles

Our Board has adopted Corporate Governance Principles. Our Corporate Governance Principles address, among other items, the qualifications and responsibilities of our directors, the structure and composition of our Board and corporate governance policies and standards applicable to us in general. The full text of our Corporate Governance Principles is available on our website at https://www.copart.com/content/us/en/pdfs/copart-corporate-governance-principles.pdf.

Code of Business Conduct and Related Policies

Copart’s commitment to integrity has always been at its core and is enshrined in the Company’s values. Copart is committed to conducting its business with integrity and in compliance with applicable laws, regulations and ethical standards. Oversight of ethics and compliance matters is the responsibility of the Audit Committee, which receives regular reports from management regarding compliance and ethics risks, policies, and practices and oversees the Company’s implementation of its ethics and compliance framework.

To support this commitment, the Board has adopted a comprehensive set of policies and procedures designed to promote ethical conduct across all aspects of our operations, including:

•	Code of Business Conduct – Establishes the standards of integrity and professional behavior expected of all directors, officers and employees of Copart and its subsidiaries.

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Global Anti-Corruption and Bribery Policy – Prohibits bribery and corruption in all forms and, for the benefit of our workforce, supply chain and representatives, sets clear standards for compliance with global anti-corruption laws.

•	Global Anti-Money Laundering Policy – Provides guidelines to prevent, detect and respond to money laundering risks across our business activities and operations.

•

Global Whistleblower Policy – Provides employees and third parties with safe and confidential channels to report concerns regarding suspected or identified misconduct, with strong protections against retaliation.

•	Supplier Code of Conduct – Sets forth expectations for suppliers and business partners regarding ethical business practices, compliance with law, labor standards and environmental responsibility.

•	Human Rights Policy – Affirms our commitment to respecting internationally recognized human rights and embedding those principles in business operations and supply chains.

•	Global Auction Integrity Policy – Establishes guidelines to protect our compliance with applicable laws regarding auction conduct.

•	Global Sanctions Policy – Prohibits business dealings with restricted persons under applicable sanctions laws.

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CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

•	Global Antitrust and Fair Competition Policy – Establishes our commitment to respecting applicable laws relating to anti-trust and fair competition.

•	Know Your Customer Policy – Establishes minimum know your customer practices and procedures for our members.

•	Suspicious Activity Reporting Policy – Implements a mechanism for voluntary reporting of certain potentially suspicious activity, in furtherance of our anti-money laundering compliance efforts.

The full text of our Code of Business Conduct and the above referenced policies are available on our website at https://www.copart.com/content/us/en/investor-relations/investor-relations. The Nominating, Governance, and Sustainability Committee of our Board is responsible for overseeing the Code of Business Conduct and these other policies, including regularly reviewing and updating our Code of Business Conduct and these policies for regulatory and best practices updates. Any amendments to the Code of Business Conduct, or any waivers of its requirements, will be disclosed on our website.

Together, these policies form an integrated ethics and compliance framework that supports Copart’s culture of accountability and ethical conduct. The Board and management work collaboratively to ensure that these policies remain current with legal requirements, industry standards and stakeholder expectations. This includes implementing training programs covering these policies and procedures for all of our employees.

Annual Board Self-Evaluations

Each year, the Nominating, Governance, and Sustainability Committee leads the Board through self-evaluations to assess whether the Board, its committees, and its members are functioning effectively and to identify areas where improvement can be made. This process also includes an evaluation of all directors, including the Board, lead independent director and committee chairs. The chair of the Nominating, Governance, and Sustainability Committee compiles and anonymizes the results of the self-evaluation and presents summaries that identify common themes, issues and suggestions to the committees and the Board. The Board and its committees review and discuss the summaries during committee and Board executive sessions, and then, as appropriate, enhance policies and practices based on the results. We believe this approach, in addition to ongoing feedback, supports the Board’s effectiveness and continuous improvement.

External Director Equity Ownership Policy

In September 2020, our Board adopted a new external director equity ownership policy. Taken together with the equity compensation element of our external director compensation program, the policy is designed to encourage our directors to build and maintain a meaningful equity ownership position in our stock, in order to better align the interests of our Board with the interests of our stockholders. The external director equity ownership policy prohibits our external directors from selling any shares of our stock that they beneficially own unless both before and after the proposed sale the director holds shares — including vested options that can be exercised for shares — with a fair market value as of the proposed transaction date greater than or equal to three times the cash portion of their annual director compensation. Each of our directors is in full compliance with our External Director Equity Ownership Policy.

Stockholder Communications with our Board

Our Board recommends that stockholders who wish to communicate directly with our Board should do so in writing. Our Board has approved the following procedure for stockholders to communicate with our directors. Mail can be addressed to directors in care of Copart, Inc., Attention: Chief Legal Officer, Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254. All mail received will be opened and screened for security purposes. All mail, other than trivial or obscene items, will be forwarded to our directors. Trivial items will be delivered to our directors at the next scheduled Board meeting. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the chair of our Nominating, Governance, and Sustainability Committee. Mail addressed to the “Board of Directors” will be

COPART, INC.	18	2026 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

forwarded or delivered to the Chairman of our Board. Our chief legal officer may decide in the exercise of his judgment whether a response to any stockholder communication is necessary.

This procedure does not apply to stockholder proposals submitted pursuant to our bylaws and Rule 14a-8 of the Exchange Act, as discussed in this proxy statement under the caption “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors? — Nomination of Director Candidates.”

Sustainability

Through its governance and oversight of our business, our Board is responsible for setting our strategic corporate goals. Our goals are to generate sustainable profits for our stockholders while providing environmental and social benefits for the communities we serve.

We believe that our business model should be aligned with recognized sustainability standards, with a broad awareness of the social, environmental, and human context in which we operate. Our Nominating, Governance, and Sustainability Committee is responsible for overseeing our business activities in this area.

In March of 2026, we published our 2025 sustainability report on our investor relations website that provides detailed disclosures regarding our sustainability objectives based on the UN SDGs, the SASB standards, and the GRI reporting framework. Although these disclosures are not incorporated by reference into this proxy statement, we believe the 2025 sustainability report offers valuable insights into the ways our business aligns favorably with important goals in these areas.

Data Protection and Cybersecurity

We are committed to protecting the data that we use in our business operations, including personal data that may identify individuals. We have a chief information security officer who leads our cybersecurity efforts, and we have implemented an information security management system. We have also made substantial investments in both the number of our cybersecurity professionals and the technologies we use to protect the data that we use in our business.

Furthermore, our Audit Committee is responsible for oversight of our data protection and cybersecurity activities. To enhance the Board’s oversight of cybersecurity matters, Stephen Fisher was added to our Board in 2019 and to our Audit Committee in 2020. He is a technologist who served in various roles at Salesforce, including as president and chief product officer from June 2025 to May 2026. Before his tenure at Salesforce, Mr. Fisher served as chief technology officer of eBay, Inc.

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CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Our cybersecurity efforts focus on key areas, including:

Risk Management and Strategy

We work proactively to identify, evaluate, and manage cybersecurity threats to our business. These threats include disruption and denial of critical systems and infrastructure, intellectual property theft, fraud, extortion, harm to customers and employees, legal and litigation risks, reputational risks, and the breach of confidential business data, which could include personally identifiable information. We employ both holistic and focused processes for identifying, assessing, managing, and disclosing material cybersecurity risks to our business. Our holistic review is part of our general risk management process, and involves our executive leadership team, team members from our finance, legal, tech, and operations teams, and external legal, financial, and risk advisors who are subject matter experts in identifying, assessing, mitigating and reporting material risks. Our focused review involves internal assessment by our cybersecurity team, as well as external review by a cybersecurity consulting services firm, to evaluate our cybersecurity program and our capacity to defend against and respond to potential cybersecurity threats.

Through strategic investments over several years, we have established and enhanced a comprehensive cybersecurity program consisting of security toolsets, people, policies, and contracted third-party service providers that provide technical, organizational, and administrative safeguards to protect against and timely respond to cybersecurity threats and incidents. Our cybersecurity strategy is based foremost on defense in depth, and secondarily on resilience. Defense in depth is a strategy of layered security, in which we employ a variety of overlapping controls, tools, and processes to defend against threat actors. Resilience is a strategy focused on business continuity and disaster recovery, with the goal of rapidly restoring, rebuilding, and recovering from any adverse cyber impacts to our business. These controls, tools and processes include technologies designed to detect and defend against unauthorized access to our systems and infrastructure, relevant corporate policies, periodic cybersecurity and privacy training programs, and incident response protocols for preventing, detecting, responding to and recovering from cybersecurity incidents. We use the National Institute for Standards in Technology (NIST) security framework to evaluate our cybersecurity controls, which we work to continuously enhance.

Governance

Our Board of Directors has delegated oversight of our cybersecurity program to our Audit Committee, and this oversight responsibility is reflected in our Audit Committee charter. Our Audit Committee receives quarterly updates from our chief information security officer on the status of these programs. Our Audit Committee also receives a detailed presentation from our chief information security officer on our cybersecurity program annually, which includes the results of an external third-party assessment. Our Audit Committee is comprised solely of independent directors, with one member who is a deep subject matter expert in technology and cybersecurity.

Our management team is responsible for assessing and managing our material risks from cybersecurity threats, and has appointed a chief information security officer to lead our global cybersecurity organization for this purpose. Our executive management team and key members of our broader finance, legal, tech and operations organizations receive detailed monthly briefings from our chief information security officer on the status of our cybersecurity program and our readiness to prevent, detect, mitigate and recover from cybersecurity incidents.

Our chief information security officer leads our incident response team for addressing and recovering from identified cybersecurity incidents. Our incident response team includes key members of our tech, legal and executive management teams to manage our response efforts, which includes timely compliance with applicable contractual and regulatory notification obligations.

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Compensation of Directors *and* ***Chairman of the Board***

2026

COMPENSATION OF DIRECTORS AND CHAIRMAN OF THE BOARD

Our directors play a critical role in guiding our strategic direction and overseeing our management. Our directors consider maximizing long-term stockholder value for our investors to be their principal responsibility. Based on that long-held philosophy, our levels of cash compensation for non-employee directors and our Chairman of the Board have tended to fall below our peer group median, while levels of director equity compensation have exceeded our peer group median when measured using the equity valuation methodologies required by SEC rules.

Consistent with our compensation philosophy that director compensation should be directly linked to realized stockholder appreciation, our equity compensation programs for non-employee directors and our Chairman of the Board have focused on stock options granted on the date of each annual meeting with an exercise price equal to the closing price of our common stock on Nasdaq on the date of grant. Under that mechanism, if stockholders realize gains from the date of that meeting, our directors realize them as well (and proportionately to the gains realized by stockholders). If our stock price falls and stockholders do not realize gains, neither do our directors, as an option with an exercise price greater than then-prevailing market prices has no then-current value.

Outside Director Compensation Program

Under our outside director compensation program, eligible directors (consisting of our Chairman of the Board and our non-employee directors) each receive an annual cash retainer of $57,500. Additionally, each eligible director receives an additional $10,000 cash retainer for each committee on which they serve, unless the eligible director serves as the chair of one or more standing committees, consisting of the Audit Committee, the Compensation Committee, and the Nominating, Governance, and Sustainability Committee, in which case the eligible director receives an additional $20,000 cash retainer for their service as the chair of such committee. These cash retainers are payable in quarterly installments in arrears on a prorated basis.

Each person who first becomes an eligible director will receive, on the date on which the person first becomes an eligible director, an initial award of an option to purchase a number of shares of our common stock that results in such option having a “value” of $250,000, rounded down to the nearest whole share. Each initial award will vest as to 1/12th of the underlying shares on each month following the date the applicable eligible director’s service as an eligible director commenced, in each case subject to the eligible director’s continued service as a director through the relevant vesting date. If an individual commences service as an eligible director on the date an annual award (discussed below) would be granted, then the individual will not be granted an initial award, but instead will be granted only an annual award. If an individual commences service as an eligible director on any other date, then that individual will not be eligible to receive an annual award until the second annual meeting of stockholders where directors are elected following the individual’s initial date of service as an eligible director.

Except as described above, on the date of each annual stockholder meeting, each eligible director automatically will be granted an annual award of an option to purchase a number of shares of our common stock that results in such option having a “value” of $250,000, rounded down to the nearest whole share. Each annual award will vest as to 1/12th of the underlying shares on each month following the date of grant, in each case subject to the applicable eligible director’s continued service as a director through the relevant vesting date.

Each initial award or annual award will have a term of seven years and will have an exercise price per share equal to the fair market value of a share of our common stock on the date of grant. Each initial award and annual award will vest in full if the Company experiences a change in control, subject to the eligible director’s continued service as a director through such date.

In the event of a change in control of our company, all initial awards and annual awards will fully vest, in each case subject to the applicable eligible director’s continued service as a director through the date of the change in control.

The directors are also eligible for reimbursement of reasonable and necessary expenses incurred in connection with their attendance at Board meetings.

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COMPENSATION OF DIRECTORS AND CHAIRMAN OF THE BOARD

For purposes of determining the number of shares covered by an initial award or annual award and the limitations described in this section, “value” means the fair market value of the shares subject to the equity award, as determined using the Black-Scholes option valuation formula.

Our founder and Chairman of the Board, Willis J. Johnson, participates in the outside director compensation program on the same terms as non-employee directors. In addition, Mr. Johnson receives the perquisites and benefits described in the table below.

Fiscal 2026 Director Compensation

The following table presents information relating to total compensation paid or accrued for services rendered to us in all capacities by our Chairman of the Board and our non-employee directors for the fiscal year ended July 31, 2026. The table excludes A. Jayson Adair and Jeffrey Liaw, each of whom were named executive officers for the fiscal year ended July 31, 2026 and did not receive any additional compensation for services provided as a director. See the section below entitled “Executive Compensation” for information about the compensation of Messrs. Adair and Liaw. The table also excludes David Berger, who joined the Board in August 2026 and did not receive any compensation for services provided as a director in the fiscal year ended July 31, 2026.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)		Totals ($)

Willis J. Johnson	57,500	250,000	82,986	(2)	390,486

Matt Blunt	77,500	250,000	—		327,500

Steven D. Cohan	87,500	250,000	—		337,500

Daniel J. Englander	87,500	250,000	—		337,500

Stephen Fisher	67,500	250,000	—		317,500

Cherylyn Harley LeBon	77,500	250,000	—		327,500

James E. Meeks	57,500	250,000	—		307,500

Diane M. Morefield	87,500	250,000	—		337,500

Carl D. Sparks	77,500	250,000	—		327,500

Thomas N. Tryforos	77,500	250,000	—		327,500

(1)

Amounts shown represent the aggregate grant date fair values of the annual award of stock options granted in fiscal 2026 on the date of our 2025 annual meeting. These aggregate grant date fair values were computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation, as amended, without regard to estimated forfeitures. There can be no assurances that the amounts disclosed will ever be realized. Assumptions used in the calculation of these amounts are included in Note 12, “Stockholders’ Equity” to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended July 31, 2026.

(2)

Includes $59,051 related to personal use of a company-owned aircraft, and $23,935 for medical, dental, and vision benefits. We determine the value of personal use of corporate-owned or leased aircraft based on the aggregate incremental cost to us for such use. We calculate the incremental cost to the Company for personal use of company aircraft based on the average variable operating costs to the Company. Variable operating costs include fuel, certain maintenance costs, navigation fees, on-board catering, landing fees, crew travel expenses, and other miscellaneous variable costs. The total annual variable costs are divided by the annual number of hours the Company aircraft flew to derive an average variable cost per hour. This average variable cost per hour is then multiplied by the hours flown for personal use. Incremental costs do not include fixed costs that do not change based on usage, such as pilots’ salaries, the purchase cost of company-owned aircraft, insurance, scheduled maintenance, and non-trip related hangar expenses.

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COMPENSATION OF DIRECTORS AND CHAIRMAN OF THE BOARD

As of July 31, 2026, the end of our 2026 fiscal year, the aggregate number of stock options outstanding for our Chairman of the Board and each of our non-employee directors was as follows:

Name	Aggregate Number of Shares Underlying Options

Willis J. Johnson	223,674

David J. Berger	—

Matt Blunt	123,674

Steven D. Cohan	323,674

Daniel J. Englander	803,674

Stephen Fisher	63,674

Cherylyn Harley LeBon	163,674

James E. Meeks	483,674

Diane M. Morefield	223,674

Carl D. Sparks	163,674

Thomas N. Tryforos	803,674

Fiscal 2026 Director Equity Incentive Awards (2025 Annual Meeting)

At the 2025 annual meeting of stockholders, our Chairman of the Board and each non-employee member of our Board (other than newly-appointed non-employee directors) received an option grant under our 2007 Equity Incentive Plan, consistent with the outside director compensation program described above, on the terms described above. Each stock option expires seven years from the date of grant (unless earlier terminated in accordance with the terms of the equity plan and related stock option agreement). Each of the 2025 annual meeting options bore an exercise price of $38.72 per share, which was the closing price of our common stock on Nasdaq on December 5, 2025, the date of our 2025 annual meeting and the date of grant.

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PROPOSAL 1: ELECTION OF DIRECTORS

One of the purposes of our annual meeting is to elect directors to hold office until the 2027 annual meeting of stockholders or until their respective successors are elected and have been qualified. At each annual meeting of stockholders, the terms of each of our incumbent directors expires and all members of our Board are elected. Our bylaws permit our Board to establish the authorized number of directors within a range from five to twelve members. We currently have twelve authorized directors serving on our Board, of which ten are “independent” as defined under the Nasdaq listing standards.

Nominees

Our Nominating, Governance, and Sustainability Committee has approved and nominated the twelve individuals listed below for election as directors. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote all submitted proxies FOR each of the twelve nominees named below.

Each of the following nominees is currently one of our directors. Please see “Biographical Information” below for information concerning each of the following directors standing for election. Please note that all ages set forth below are as of October 22, 2026.

Name	Age	Position	Director Since

Willis J. Johnson	79	Chairman of the Board	1982

A. Jayson Adair	57	Executive Chairman and Chief Executive Officer	1992

David J. Berger	67	Director	2026

Matt Blunt	55	Director	2009

Steven D. Cohan	65	Director	2004

Daniel J. Englander	57	Director	2006

Stephen Fisher	62	Director	2019

Cherylyn Harley LeBon	60	Director	2021

James E. Meeks	77	Director	1996

Diane M. Morefield	68	Director	2019

Carl D. Sparks	59	Director	2021

Thomas N. Tryforos	67	Director	2012

If any nominee does not receive a majority of the votes cast at the annual meeting, the Nominating, Governance, and Sustainability Committee will make a recommendation to the Board on whether to accept or reject such director’s resignation, or whether other action should be taken. The Board will act on the Nominating, Governance, and Sustainability Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.

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PROPOSAL 1: ELECTION OF DIRECTORS

Biographical Information as of October 22, 2026

Willis J. Johnson

Director Since: 1982 Age: 79 Founder

Mr. Johnson, founder of Copart, has, since January 2004, served as Chairman of our Board. From 1982 until February 2010, Mr. Johnson served as our chief executive officer and from 1986 until 1995, he also served as our president. Mr. Johnson was an officer and director of U-Pull-It, Inc. (UPI), a self-service auto dismantler, which he co-founded, from 1982 through September 1994. Mr. Johnson sold his entire interest in UPI in September 1994.

Key attributes, experience and skills: • Salvage Vehicle Industry Experience • Technology Sector Experience • Land Acquisition and Development Experience

A. Jayson Adair

Director Since: 1992 Age: 57 Founder

Mr. Adair has served as our executive chairman since April 2024, as our chief executive officer since July 2026, as our co-chief executive officer from April 2022 to April 2024, and our chief executive officer from February 2010 to April 2022. From November 1996 to February 2010, Mr. Adair served as our president. From 1995 until 1996, Mr. Adair served as our executive vice president. From 1990 until 1995, Mr. Adair served as our vice president of sales and operations, and from 1989 to 1990, Mr. Adair served as our manager of operations.

Key attributes, experience and skills: • Salvage Vehicle Industry Experience • Technology Sector Experience • Land Acquisition and Development Experience

David J. Berger

Director Since: 2026 Age: 67 Committees:

Mr. Berger is a Senior Partner of Wilson Sonsini, a law firm, where he has practiced since 1989 and has served as a Partner for more than twenty years. His practice focuses on corporate governance, mergers and acquisitions, and shareholder activism. He has held a number of leadership positions at the firm, including service on its board of directors, as chair of its Policy Committee, and on the board of the firm’s venture capital fund. Mr. Berger has served as President of the American College of Governance Counsel since May 2023. He currently serves as a director of the Long-Term Stock Exchange, where he chairs its Nominating and Governance Committee. Since 2023, Mr. Berger has served as co-chair of the annual Rome Conference on AI, Ethics and Governance held at the Vatican as well as a director of various non-profit organizations. Mr. Berger received his J.D. from Duke University School of Law and his B.A. from Duke University.

Key attributes, experience and skills: • Legal Expert / Attorney • Corporate Governance Expertise • Mergers & Acquisitions Experience • Technology / AI Sector Experience

Audit Committee	Compensation Committee	Nominating, Governance, and Sustainability Committee

COPART, INC.	27	2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Matt Blunt

Director Since: 2009 Age: 55 Committees:

Mr. Blunt served as the governor of the State of Missouri from 2005 to 2009. Prior to serving as the governor of Missouri, Mr. Blunt served as a member of the Missouri General Assembly from 1999 through 2001 and as Missouri’s secretary of state from 2001 through his inauguration as governor in 2005. Since leaving the Office of the Governor of the State of Missouri, Mr. Blunt has served as a senior adviser to government affairs and financial firms. Since February 2011, Mr. Blunt has served as the president of the American Automobile Policy Council, which represents the public policy interests of Stellantis N.V., Ford Motor Company, and General Motors Company. He is a 1993 graduate of the United States Naval Academy and received four Navy and Marine Corps Achievement Medals during his military service, as well as numerous other awards.

Key attributes, experience and skills: • Government Service Experience • Specialized Finance and Accounting Expertise

Steven D. Cohan

Director Since: 2004 Age: 65 Committees: Chair

Mr. Cohan is a private investor, and since 1997, has served as the chief executive officer and as a director of Loco Ventures, Inc., a privately-held company that has operated various food manufacturing businesses in Northern California. From 2015 to 2020, Mr. Cohan was a director and executive officer of Takl, Inc., a technology company. From 1992 to 1994, he served as our vice president of finance and principal accounting officer and, from 1994 to 1996, he served as our vice president of corporate development. He holds an M.B.A. from the University of San Francisco and a B.A. in Economics from the University of California, Los Angeles. He is also a certified public accountant.

Key attributes, experience and skills:

•

Salvage Vehicle Industry Experience

•

Technology Sector Experience

•

Land Acquisition and Development Experience

•

Specialized Finance and Accounting Expertise

•

Certified Public Accountant

Daniel J. Englander

Director Since: 2006 Age: 57 Committees: Chair

Mr. Englander is managing partner of Ursula Capital Partners, an investment management firm that he founded in May 2004. He began serving as a director of OneWater Marine Inc. in February 2026 and as a director of CKX Lands, Inc., a land ownership and management company, in October 2018. In addition, since 2007, Mr. Englander has served as a director of America’s Car-Mart, Inc., an automotive retailer based in Bentonville, Arkansas; he served as a director of Healthways, Inc., a well-being improvement company based in Franklin, Tennessee, for a portion of 2014; and he served as a director of Ambassadors International, a cruise ship operator based in Seattle, Washington from 2009 through May 2011. From October 1994 until January 2004, Mr. Englander was employed as an investment banker with Allen & Company, a New York-based merchant bank, serving as a Managing Director from September 2002 until his departure. He holds a B.A. from Yale University.

Key attributes, experience and skills:

•

Investment Management Industry Experience

•

Land Acquisition and Development Experience

•

Specialized Finance and Accounting Expertise

•

Other Publicly Traded Corporation Director Experience

Audit Committee	Compensation Committee	Nominating, Governance, and Sustainability Committee

COPART, INC.	28	2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Stephen Fisher

Director Since: 2019 Age: 62 Committees:

Mr. Fisher has served since May 2026 as a part-time advisor at Salesforce, Inc. (“Salesforce”), an enterprise cloud computing company. Mr. Fisher served from June 2025 to May 2026 as the president and chief product officer at Salesforce, from August 2024 to June 2025 as president, Salesforce Platform, and from July 2021 to August 2024 as Salesforce’s executive vice president and general manager for Next Generation CRM and Unified Data Services. Before that, until 2019, Mr. Fisher served as senior vice president and chief technology officer of eBay, Inc., an e-commerce corporation that facilitates consumer-to-consumer and business-to-consumer sales through its website. Mr. Fisher initially joined eBay in September 2014 as senior vice president and chief technology officer of eBay Marketplaces. Prior to joining eBay, Mr. Fisher spent 10 years at Salesforce in a number of roles, the last of which was executive vice president, technology.

Key attributes, experience and skills: • Technology Sector Experience • Other Publicly Traded Corporation Director Experience • Cybersecurity Expertise

Cherylyn Harley LeBon

Director Since: 2021 Age: 60 Committees:

Ms. LeBon has been a Partner and Chair, Government Contracts at Cohen Seglias Pallas Greenhall & Furman since April 2025. From 2023 until this time, she was a Partner at Womble Bond Dickinson (US) LLP, a global law firm, and practiced in their Washington, D.C. office. From 2020 to 2023, Ms. LeBon was a Partner at the Dunlap, Bennett & Ludwig law firm in Washington, D.C., where she was a member of the firm’s corporate and government contracts practice. Prior to joining private law practice, Ms. LeBon served for 10 years as president and chief executive officer of KLAR Strategies, a business strategy firm that she founded. In addition to her legal and business expertise, Ms. LeBon has extensive experience in senior executive roles within the United States federal government, including service as Assistant Administrator for Intergovernmental Affairs, as Deputy Chief of Staff, and as Deputy Director of Field Operations for the U.S. Small Business Administration. Ms. LeBon is a former Senior Counsel with the U.S. Senate Judiciary Committee, where she was responsible for judicial nominations, civil and human rights, and Congressional oversight of the U.S. Department of Justice. Prior to her government service, Ms. LeBon spent several years working in Europe as an international transaction specialist for the Mannesmann Corporation. Ms. LeBon also serves on the board of directors of Waste Connections, Inc. (NYSE: WCN). Ms. LeBon speaks German and Spanish fluently. Ms. LeBon received her J.D. from the University of Wisconsin, and her B.A. from Canisius College.

Key attributes, experience and skills: • Government Service Experience • Specialized Finance and Accounting Expertise • Other Publicly Traded Corporation Director Experience • Legal Expert/Attorney

Audit Committee	Compensation Committee	Nominating, Governance, and Sustainability Committee

COPART, INC.	29	2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

James E. Meeks

Director Since: 1996 Age: 77

Mr. Meeks served as our chief operating officer from 1992, when he joined us in connection with our purchase of South Bay Salvage Pool, until his retirement in 2007. From 1995 to 1996, Mr. Meeks also served as our senior vice president and from 1996 until 2007 he served as our executive vice president. From 1986 to 1992, Mr. Meeks, together with his family, owned and operated the South Bay Salvage Pool, a salvage pool company. From 1991 to 2001, Mr. Meeks was an officer, director and part owner of CAS & Meeks, Inc., a towing and subhauling service company. On August 1, 2007, Mr. Meeks relinquished the titles and responsibilities of executive vice president and chief operating officer, and he retired from employment with us on December 31, 2007.

Key attributes, experience and skills: • Salvage Vehicle Industry Experience • Technology Sector Experience • Land Acquisition and Development Experience

Diane M. Morefield

Director Since: 2019 Age: 68 Committees: Chair

Ms. Morefield is a financial and operating executive with extensive experience in chief financial officer and corporate executive roles, primarily of publicly traded real estate companies (REITs). Ms. Morefield retired at year-end 2020 as executive vice president and chief financial officer of CyrusOne (Nasdaq: CONE), a publicly traded global data center REIT. Prior to joining CyrusOne in 2016, Diane served as executive vice president and chief financial officer of Strategic Hotels & Resorts (NYSE: BEE) from 2010 to 2015. From 2007-2009, Ms. Morefield served as the chief financial officer of Equity International, and from 1997-2006, she served in several executive leadership roles at Equity Office (NYSE: EOP), including service as senior vice president of operations, and senior vice president of investor relations. Earlier in her career, she worked at Barclays Bank as a real estate banker, and started her career in public accounting. In addition to her service on Copart’s Board, Ms. Morefield serves on the board of Suntex Marinas, a privately held marina company, and is the chair of the Audit Committee. She is also on the board of BXDC (NYSE: BXDC), a publicly traded data center company, and serves as Audit chair and on the Compensation and Nominating/Governance Committees. She previously served on the board of directors of UDR (NYSE: UDR), where she served as chair of the Audit Committee and as a member of the governance committee. Ms. Morefield earned her B.S. in Accountancy from the University of Illinois and is a CPA. She obtained her M.B.A. from the University of Chicago Booth School of Business.

Key attributes, experience and skills:

•

Technology Sector Experience

•

Land Acquisition and Development Experience

•

Specialized Finance and Accounting Expertise

•

Certified Public Accountant

•

Other Publicly Traded Corporation Director Experience

Audit Committee	Compensation Committee	Nominating, Governance, and Sustainability Committee

COPART, INC.	30	2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Carl D. Sparks

Director Since: 2021 Age: 59 Committees:

Mr. Sparks has served since October 2020 as managing partner of Interlock Partners, a venture capital firm focused on early stage, transformative investments. Prior to joining Interlock Partners, from 2016 to 2017, Mr. Sparks was the chief executive officer of Academic Partnerships, an educational technology company focused on helping public universities to offer their degree programs online. Before his service at Academic Partnerships, from 2011 to 2014, Mr. Sparks served as the chief executive officer of Travelocity Global. Earlier in his career, Mr. Sparks served in senior executive roles at the Gilt Groupe from 2009 to 2011, including as President, and before that he was the chief marketing officer of Expedia.com, a division of Expedia, Inc., among other senior executive roles he held there between 2004 and 2009. Mr. Sparks began his career in strategy consulting, including service in senior leadership roles with Boston Consulting Group in London, England, and Boston, Massachusetts. Mr. Sparks also serves on the board of directors of Waste Connections, Inc. (NYSE: WCN), Tripadvisor, Inc. (NASDAQ: TRIP) and Cint AB (STO: CINT). Mr. Sparks received his M.B.A. from Harvard University, and his B.S.E. in Mechanical and Aerospace Engineering from Princeton University.

Key attributes, experience and skills:

•

Investment Management Industry Experience

•

Technology Sector Experience

•

Specialized Finance and Accounting Expertise

•

Other Publicly Traded Corporation Director Experience

Thomas N. Tryforos

Director Since: 2012 Age: 67 Committees:

Mr. Tryforos has been a private investor since 2005. Between May 1991 and September 2004, Mr. Tryforos was a General Partner at Prescott Investors, Inc., a private investment firm. Mr. Tryforos also serves as a director of Credit Acceptance Corporation, a publicly-traded auto finance company. Mr. Tryforos received a B.A. from Columbia College in 1981. He received an M.B.A. in accounting and finance from Columbia Business School in 1984.

Key attributes, experience and skills: • Investment Management Industry Experience • Specialized Finance and Accounting Expertise • Other Publicly Traded Corporation Director Experience

Audit Committee	Compensation Committee	Nominating, Governance, and Sustainability Committee

Family Relationships

There are no family relationships between any of our directors or executive officers, except that A. Jayson Adair is the son-in-law of Willis J. Johnson.

Required Vote

Each nominee requires the affirmative vote of a majority of the votes cast at the annual meeting to be elected. You may vote “FOR”, “AGAINST” or “ABSTAIN” for each nominee. Abstentions and broker non-votes are not counted as votes “FOR” or “AGAINST” and will not affect the outcome of the election of directors.

Recommendation of our Board

Our Board unanimously recommends that stockholders vote FOR the election of each of the twelve nominees listed above.

COPART, INC.	31	2026 PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION

We are asking our stockholders to cast a non-binding advisory vote to approve the compensation of our named executive officers identified in the “Executive Compensation” section of this proxy statement as required by Section 14A of the Exchange Act. Section 14A was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act). The advisory vote on the approval of executive compensation is a non-binding vote on the compensation of our named executive officers, as described in the “Executive Compensation” section (including the “Compensation Discussion and Analysis” section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure) in this proxy statement. The Dodd-Frank Act requires us to hold the advisory vote on the approval of executive compensation at least once every three years. We currently hold our say-on-pay vote annually, and, following this year’s vote, the next say-on-pay vote is expected to occur at our 2027 annual meeting of stockholders.

Our compensation for our named executive officers has been supported by a majority of the votes cast by our stockholders since proxy voting on named executive officer compensation began in 2011. At our 2025 annual meeting, approximately 92% of the votes cast by our stockholders approved of our fiscal 2025 executive compensation program (excluding votes withheld and broker non-votes).

Compensation Program and Philosophy

Our executive compensation program is designed to:

•	attract and retain talented and experienced executives;

•	motivate and reward executives whose knowledge, skills, and performance are critical to our success; and

•	incentivize our executives to manage our business to meet our long-term objectives and the long-term objectives of our stockholders.

Under this program, our named executive officers are rewarded for the achievement of specific short-term and long-term goals that enhance stockholder value. Stockholders are urged to read the “Compensation Discussion and Analysis” section of this proxy statement, which describes our executive compensation program and contains information about the fiscal 2026 compensation of our named executive officers. Our Compensation Committee and our Board believe that our compensation design and practices are effective in implementing our executive compensation goals.

We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by voting in favor of the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis in a non-binding vote, the compensation of Copart, Inc.’s named executive officers as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures set forth in the proxy statement relating to Copart’s 2026 annual meeting of stockholders.”

Required Vote

The votes cast “FOR” must exceed the votes cast “AGAINST” to approve, on an advisory basis, the compensation awarded to our named executive officers for the fiscal year ended July 31, 2026. You may vote “FOR”, “AGAINST”, or “ABSTAIN” on this proposal. Abstentions and broker non-votes are not counted as votes “FOR” or “AGAINST” and will not affect the outcome of this proposal.

COPART, INC.	33	2026 PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION

Even though this say-on-pay vote is advisory and, therefore, will not be binding on us, our Compensation Committee and our Board value the opinions of our stockholders. Accordingly, to the extent there is a significant vote against the compensation of our named executive officers, we will consider our stockholders’ concerns, and our Compensation Committee will evaluate what actions may be necessary or appropriate to address those concerns.

Recommendation of our Board

Our Board unanimously recommends that stockholders vote FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as disclosed in this proxy statement.

COPART, INC.	34	2026 PROXY STATEMENT

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for the current fiscal year ending July 31, 2027. A representative of Ernst & Young LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. Stockholder ratification of the appointment of Ernst & Young LLP is not required by our bylaws or otherwise. Our Audit Committee is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice.

In the event our stockholders fail to ratify the appointment of Ernst & Young LLP, our Audit Committee will reconsider its selection. Even if the selection of the independent registered public accounting firm is ratified by our stockholders, our Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it feels that such a change would be in the best interests of the Company and our stockholders.

Required Vote

The votes cast “FOR” must exceed the votes cast “AGAINST” to ratify the appointment by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2027. You may vote “FOR”, “AGAINST”, or “ABSTAIN” on this proposal. Abstentions are not counted as votes “FOR” or “AGAINST” and will not affect the outcome of this proposal.

Recommendation of our Board

Our Board unanimously recommends that stockholders vote

FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting

firm for the fiscal year ending July 31, 2027.

Auditor Fees and Services

The following table sets forth the aggregate fees for professional services rendered for the audit of our consolidated annual financial statements by our independent registered public accounting firm, Ernst & Young LLP, for the fiscal years ended July 31, 2026 and 2025. The table also includes fees billed for audit services, audit-related services, tax services, and all other services rendered by Ernst & Young LLP for the fiscal years ended July 31, 2026 and 2025:

Nature of Service	Fiscal Year 2026	Fiscal Year 2025

Audit Fees(1)	2,528,584	$2,556,991

Audit-Related Fees(2)	7,200	$—

Tax Fees(3)	387,673	$536,811

All Other Fees(4)	8,500	$14,400

Total Fees	2,931,957	$3,108,202

(1)

Audit fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of our interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and that are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, can consultations concerning financial accounting and report standards.

(3)

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state, and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

(4)	All other fees consist of fees for products and services other than the services reported above.

COPART, INC.	36	2026 PROXY STATEMENT

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee’s policy is to require pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm (or subsequently approving audit and permitted non-audit services in those circumstances where a subsequent approval is necessary and permissible). These services may include audit services, audit-related services, tax services, and other services. Pre-approval is generally provided for up to one year. Our independent registered public accounting firm and management are required to periodically report to our Audit Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval. Our Audit Committee may also pre-approve particular services on a case-by-case basis. In addition, the charter of our Audit Committee provides that our Audit Committee may delegate to one or more designated members the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to our Audit Committee at its scheduled meetings.

All of the services of Ernst & Young LLP for fiscal years 2026 and 2025 described above were pre-approved by the Audit Committee.

Report of the Audit Committee

The Audit Committee of our Board consists of Messrs. Cohan, Blunt, Fisher, and Sparks and Ms. Morefield. The Audit Committee has reviewed and discussed with management and Ernst & Young LLP our audited consolidated financial statements and financial reporting processes. Our management has the primary responsibility for our financial statements and financial reporting processes, including the system of internal controls. Ernst & Young LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee reviews and monitors these processes and receives reports from Ernst & Young LLP and management. The Audit Committee also discusses with Ernst & Young LLP the overall scope and plans of their audits, their evaluation of our internal controls, and the overall quality of our financial reporting processes.

The Audit Committee has discussed with management and the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent registered public accounting firm their independence from us and our management and the independent registered public accounting firm provided the written disclosures and the letter required by the applicable requirements of the PCAOB, and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.

On an annual basis, the Audit Committee obtains from the independent registered public accounting firm a written communication delineating all their relationships and professional services as required by the applicable requirements of the PCAOB. In addition, the Audit Committee reviewed with the independent registered public accounting firm the nature and scope of any disclosed relationships or professional services and took, or recommended that our Board take, appropriate action to ensure the continuing independence of the independent registered public accounting firm.

COPART, INC.	37	2026 PROXY STATEMENT

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based upon the reviews, discussions and considerations referenced above, the Audit Committee has recommended to the Board that our audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended July 31, 2026, and that Ernst & Young LLP be appointed as our independent registered public accounting firm for the fiscal year ending July 31, 2027.

Respectfully submitted by:

The Audit Committee of the Board

Steven D. Cohan, Chairman

Matt Blunt

Stephen Fisher

Diane M. Morefield

Carl D. Sparks

The preceding report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101), other than as provided in Item 407(d) of Regulation S-K, or to the liabilities of section 18 of the Exchange Act (15 U.S.C. 78r), except to the extent we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act. Such information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference.

COPART, INC.	38	2026 PROXY STATEMENT

PROPOSAL 4: APPROVAL OF THE AMENDMENT, RESTATEMENT AND EXTENSION OF THE 2007 EQUITY INCENTIVE PLAN, INCLUDING AN AMENDMENT TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

General

Due to the upcoming expiration of our 2007 Equity Incentive Plan, as previously amended and restated (the “Plan”), we are seeking stockholder approval to further amend and restate the Plan (the “Amended Plan”) to extend its term and increase the number of shares of common stock reserved and available for issuance under the Amended Plan. Our board of directors approved the Amended Plan on October 14, 2026, which will become effective upon its approval by our stockholders at our annual meeting. If approved, the Amended Plan will replace the Plan, which is scheduled to expire by its terms on the tenth anniversary of our 2016 annual meeting.

If approved, the Amended Plan would make the following principal changes:

•

Increase the number of shares of our common stock reserved for issuance under the Amended Plan to 35,000,000 shares (including shares currently remaining available for issuance under the Plan), provided that shares subject to equity awards granted after the date of the filing of this proxy statement with the Securities and Exchange Commission will reduce the number of shares added to the Amended Plan. We expect our future equity usage to differ meaningfully from our historical usage due to changes in our business, operating locations and employee population and, as a result, we expect our gross burn rate to increase relative to our historical burn rate. Taking these factors into account, we expect the resulting share reserve to be sufficient for five to six years, although future circumstances and business needs may require a different result.

•

Extend the term of the Plan through the tenth (10th) anniversary of our 2026 annual meeting. If our stockholders do not approve the Amended Plan, the Plan is scheduled to expire in 2026, unless terminated earlier in accordance with its terms.

•

Make additional governance-related changes, including (i) removing the individual (per-person) award limits and other provisions that were included solely to satisfy the now-repealed performance-based compensation exception under Section 162(m) of the Internal Revenue Code; (ii) expanding the express prohibition on repricing or exchanging underwater stock options and stock appreciation rights for cash or other awards; (iii) revising the non-employee director compensation limits to reflect historical forward stock-splits; and (iv) revising the forfeiture provision to apply our compensation-recovery (clawback) policy adopted under Nasdaq Rule 5608 and Rule 10D-1 under the Securities Exchange Act of 1934.

Reasons for the Amendment, Restatement and Extension

The Amended Plan Will Help Us Continue to Attract and Retain Talent. Our board believes that equity-based incentive awards are essential to our continued success. Equity awards align the interests of our employees, directors, and consultants with those of our stockholders and help us attract and retain the highly skilled individuals on whom our business depends. If the Amended Plan is not approved by our stockholders, then we will be unable to continue providing equity awards as part of our compensation program and may be compelled to significantly increase the cash component of employee compensation in order to achieve our future incentive, recruiting and retention objectives. Consequently, without stockholder approval of our Amended Plan, we believe our operating cash flow and/or our ability to attract and retain the individuals necessary to drive our performance and increase long-term stockholder value will be impaired. We therefore believe that the stockholder approval of our Amended Plan is important to our continued success.

A Reasonable Number of Shares Will Be Added. We have historically managed our equity compensation program responsibly, and we intend to continue to do so as we continue to grow. Due to this disciplined share pool management, a significant number of shares remain available under the Plan, and those shares will expire with the Plan if the Amended Plan is not approved. The share reserve under the Amended Plan therefore effectively carries forward those remaining shares together with additional shares to support our anticipated needs. In determining the

COPART, INC.	39	2026 PROXY STATEMENT

PROPOSAL 4: APPROVAL OF THE AMENDMENT, RESTATEMENT AND EXTENSION OF THE 2007 EQUITY INCENTIVE PLAN, INCLUDING AN AMENDMENT TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

number of additional shares to request, our board of directors considered, among other factors, the types of equity awards we expect to grant, our expected business expansion and headcount growth, and the following:

•

Historical grant practices. Our board of directors considered the historical numbers of time-based stock options, restricted stock units (“RSUs”) (including performance-based RSUs (“PRSUs”)) and restricted stock awards (“RSAs”) that we have granted in the past three years. The following table shows, for each of our last three fiscal years, the equity awards we granted by award type, our basic weighted-average shares of common stock outstanding, and the resulting annual share usage (burn rate):

Annual Share Usage	Fiscal 2024	Fiscal 2025	Fiscal 2026	Three-Year Average

Stock options granted	1,121,147	158,928	820,697	700,257

RSUs granted	378,011	182,992	457,513	339,505

RSAs granted	57,401	55,224	58,352	56,992

Performance-based awards granted (PRSUs)	1,043,862	11,268	103,218	386,116

Total equity awards granted	2,600,421	408,412	2,197,335	1,735,389

Basic weighted-average shares of common stock outstanding	960,739,000	965,306,000	949,640,000	958,561,667

Annual share usage (burn rate)	0.271%	0.042%	0.231%	0.181%

Our three-year average burn rate was approximately 0.181%, which reflects our responsible and conservative management of our equity compensation program. In addition, these historical figures are lower than they would otherwise have been because we generally make front-loaded awards covering multiple years to our senior leadership (for example, we did not grant any equity awards to our current or former Chief Executive Officer or to our Executive Chairman during the last three fiscal years), and they therefore should not be viewed as indicative of our future equity needs.

•

Shares remaining under the Plan. As of October 9, 2026, 17,379,500 shares remained available for future issuance under the Plan, and 21,353,029 shares were subject to outstanding awards, consisting of (i) 20,099,395 shares subject to outstanding options (with a weighted-average exercise price of $25.08 and a weighted-average remaining term of 4.41 years), (ii) 1,253,634 shares subject to outstanding full-value awards, and (iii) 0 shares subject to other outstanding awards. Our senior management, compensation committee, and Compensia, the independent consultants to our compensation committee, reviewed our burn rate as compared to our industry peer companies.

•

Forecasted Grant Practices. We used our forecasted grant practices to determine the number of shares of our common stock that should be added to the Amended Plan so as to set appropriate limits on the awards to be granted under the Amended Plan. We expect our future equity usage to be meaningfully higher than our historical usage, primarily due to the growth and evolution of our business, including the planned hiring of a technology-focused team, changes in our operating locations, and changes in the size and composition of our employee population, as well as increased competition for talent, particularly from technology companies. In light of these factors, we believe, and our board of directors considered, that the number of shares that will be added to the share reserve under the Amended Plan will provide a sufficient number of shares to allow us to grant equity awards for the purpose of our expected new hires, retention needs and employee growth through any opportunistic acquisitions or hiring for the next five to six years. However, circumstances could alter this projection, such as a change in business conditions, our stock price, competitive pressures for attracting and retaining employees, or our company strategy.

•

Competitive market practices. Our board of directors considered the relative size of new equity pools at competitive public technology companies, reflecting the increasing competitive pressure we face for talent from that industry.

•

Overhang. As of October 9, 2026, the 21,353,029 shares subject to outstanding awards, together with the 17,379,500 shares available for future awards, represented approximately 4.2% of the outstanding shares of our common stock.

COPART, INC.	40	2026 PROXY STATEMENT

PROPOSAL 4: APPROVAL OF THE AMENDMENT, RESTATEMENT AND EXTENSION OF THE 2007 EQUITY INCENTIVE PLAN, INCLUDING AN AMENDMENT TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

•	Inducement Plan. The Company intends to adopt an inducement equity incentive plan under which it intends to grant equity awards to new hires (including new hires in connection with acquisitions).

Governance Best Practices. The Amended Plan reflects compensation and governance practices that we believe protect stockholder interests, which include a prohibition on granting discounted stock options and stock appreciation rights, a prohibition on repricing or exchanging underwater stock options and stock appreciation rights, no liberal share recycling, and subjecting all awards to our compensation-recovery (clawback) policy.

Summary of the Amended Plan

The following is a summary of the principal features of the Amended Plan and its operation. This summary is qualified in its entirety by reference to the full text of the Amended Plan attached as Annex A to this proxy statement.

Types of Awards; Eligibility. The Amended Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares, and other stock- or cash-based awards (each, an “Award”). Employees, directors, and consultants who provide services to us and our parent or subsidiaries are eligible to receive Awards. As of October 9, 2026, approximately 12,000 employees, 12 directors, and 0 consultants were eligible to participate in the Amended Plan.

Shares Available; Share Counting. If our stockholders approve the Amended Plan, the maximum aggregate number of shares that may be issued under the Amended Plan will be 35,000,000 shares, less shares subject to equity awards granted after the date of the filing of this proxy statement, that may be authorized but unissued or reacquired shares. Any shares subject to Awards granted with an exercise price less than the fair market value on the date of grant of such Awards will be counted against the share reserve as two shares for every one share subject to the Award. Additionally shares subject to Awards that are forfeited will return to the Amended Plan, provided that the gross number of shares subject to a stock appreciation right settled in shares will not return to the share reserve and shares used to pay the tax and/or exercise price of an award will not return to the share reserve.

Administration. The Amended Plan will be administered by our board or our compensation committee (the “Administrator”). Subject to the terms of the Amended Plan, the Administrator has the authority to select the participants who will receive Awards, to determine the type, size, and terms and conditions of Awards, to interpret the Amended Plan and outstanding Awards, to adopt rules for the administration of the Amended Plan and to make all other determinations deemed necessary or advisable for administering the Amended Plan.

No Repricing. Except in connection with certain changes in our capitalization, the Amended Plan prohibits the Administrator from (i) reducing the exercise price of an outstanding stock option or stock appreciation right or (ii) cancelling an outstanding stock option or stock appreciation right in exchange for cash, another award, or a stock option or stock appreciation right with a lower exercise price. This is an expansion of the prohibition on repricings included in the current Plan.

Stock Options. The Administrator may grant nonstatutory stock options and incentive stock options. The exercise price of an option must be at least equal to the fair market value of our common stock on the date of grant (and at least 110% of fair market value for an incentive stock option granted to a stockholder owning more than 10% of the voting power of our stock). The term of an option may not exceed ten years (five years for such a 10% stockholder’s incentive stock option). Following termination of service, options will remain outstanding for the period of time specified in a participant’s award agreement. The Amended Plan removes the individual (per-person) award limits that were included in the prior Plan solely to satisfy the former Section 162(m) performance-based compensation exception.

Stock Appreciation Rights. A stock appreciation right entitles the participant to receive the appreciation in the fair market value of our common stock between the grant date and the exercise date. The exercise price may not be less than the fair market value of our common stock on the grant date, and the term may not exceed ten years. The Amended Plan removes the individual (per-person) award limits that were included in the prior Plan solely to satisfy the former Section 162(m) performance-based compensation exception.

COPART, INC.	41	2026 PROXY STATEMENT

PROPOSAL 4: APPROVAL OF THE AMENDMENT, RESTATEMENT AND EXTENSION OF THE 2007 EQUITY INCENTIVE PLAN, INCLUDING AN AMENDMENT TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

Restricted Stock and Restricted Stock Units. Restricted stock consists of shares that vest in accordance with the terms and conditions established by the Administrator, which may include the achievement of performance goals or continued service. A restricted stock unit represents a right to receive shares (or their cash equivalent) upon satisfaction of vesting conditions established by the Administrator. The Amended Plan removes the individual (per-person) award limits that were included in the prior Plan solely to satisfy the former Section 162(m) performance-based compensation exception.

Performance Units and Performance Shares. Performance units and performance shares are Awards that will result in a payment to a participant only if performance goals or other vesting criteria established by the Administrator are achieved. The Administrator establishes the applicable performance objectives, which may be based on one or more performance measures. The Amended Plan removes the individual (per-person) award limits that were included in the prior Plan solely to satisfy the former Section 162(m) performance-based compensation exception.

Adjustments; Change in Control. In the event of a stock dividend, recapitalization, stock split, merger, or similar change in our capitalization, the Administrator will make equitable adjustments to the number and class of shares available under the Amended Plan, the number, class, and price of shares subject to outstanding Awards, and any applicable Award limits. In the event of a merger or change in control, each outstanding Award will be treated as the Administrator determines. In the event that the successor does not assume or substitute for the Award, a participant will fully vest in and have the right to exercise all of his or her outstanding Awards and all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met.

Outside Directors. Our Amended Plan provides that any non-employee director, in any fiscal year, may not be granted equity awards covering more than 800,000 shares, except that this limit will be increased to 1,000,000 shares in our fiscal year of an individual’s initial service as an outside director. Any awards granted to an individual while he or she was an employee or consultant but not a non-employee director, do not count for purposes of this limitation. This limit does not reflect the intended size of any potential compensation or equity awards to our outside (non-employee) directors.

Amendment and Termination. Our board may amend, alter, suspend, or terminate the Amended Plan at any time, subject to obtaining stockholder approval to the extent required by applicable law or the listing standards of the Nasdaq Stock Market. No amendment, alteration, suspension, or termination may materially impair the rights of any participant with respect to an outstanding Award without that participant’s consent. Unless terminated earlier pursuant to its terms, the Amended Plan will continue in effect through the tenth (10th) anniversary of our 2026 annual meeting.

Compensation Recovery (Clawback). Awards granted under the Amended Plan are subject to our then-current compensation-recovery (clawback) policy and to any recovery required under applicable law or the listing standards of the Nasdaq Stock Market, including Rule 10D-1 under the Exchange Act.

Summary of U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences to participants and to us of Awards granted under the Amended Plan, based on the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury regulations in effect on the date of this proxy statement. This discussion is not a complete description of all federal income tax consequences and does not address any U.S. state or local or non-U.S., employment, or other non-income tax consequences.

Nonstatutory Stock Options. A participant generally will not recognize taxable income at grant. Upon exercise, the participant generally will recognize ordinary income equal to the excess of the fair market value of the shares on the exercise date over the exercise price. Any subsequent gain or loss with respect to the shares received upon exercise generally will be capital gain or loss.

COPART, INC.	42	2026 PROXY STATEMENT

PROPOSAL 4: APPROVAL OF THE AMENDMENT, RESTATEMENT AND EXTENSION OF THE 2007 EQUITY INCENTIVE PLAN, INCLUDING AN AMENDMENT TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

Incentive Stock Options. A participant generally will not recognize ordinary income at grant or exercise (although the exercise may give rise to alternative minimum tax). If the participant holds the shares for the required periods, gain or loss on a later sale generally will be long-term capital gain or loss; otherwise, a portion of the gain generally will be taxed as ordinary income.

Stock Appreciation Rights. A participant generally will not recognize taxable income at grant and generally will recognize ordinary income equal to the amount received upon exercise.

Restricted Stock. A participant generally will recognize ordinary income when the shares vest, equal to the fair market value of the shares at that time, unless the participant makes a timely election under Section 83(b) of the Internal Revenue Code to recognize income at grant. The participant may elect, under Section 83(b) of the Internal Revenue Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Units. A participant generally will recognize ordinary income when the units are settled, equal to the fair market value of the shares (or cash) received. Upon the sale of any shares received, any gain or loss will be taxed as capital gain or loss.

Performance Units and Performance Shares. A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or nonrestricted shares received. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A. Section 409A of the Internal Revenue Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Amended Plan with a deferral feature will be subject to the requirements of Section 409A of the Internal Revenue Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Internal Revenue Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements.

Medicare Surtax. A participant’s annual “net investment income,” as defined in Section 1411 of the Internal Revenue Code, may be subject to a 3.8% federal surtax (generally referred to as the “Medicare Surtax”). Net investment income may include capital gain and/or loss arising from the disposition of shares subject to a participant’s awards under the Amended Plan. Whether a participant’s net investment income will be subject to the Medicare Surtax will depend on the participant’s level of annual income and other factors.

Tax Effect for the Company. We generally will be entitled to a deduction equal to the ordinary income recognized by a participant, at the time the participant recognizes that income, except to the extent the deduction is limited by the Code. Under Section 162(m) of the Code, our deduction for compensation paid to certain covered employees is generally limited to $1,000,000 per covered employee per year. Accordingly, compensation in excess of $1,000,000 paid to a covered employee, including compensation attributable to Awards under the Amended Plan, generally will not be deductible.

THE FOREGOING IS ONLY A SUMMARY OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO PARTICIPANTS AND TO US AND DOES NOT PURPORT TO BE COMPLETE. IT DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE INCOME TAX LAWS OF ANY STATE, LOCAL, OR FOREIGN JURISDICTION.

COPART, INC.	43	2026 PROXY STATEMENT

PROPOSAL 4: APPROVAL OF THE AMENDMENT, RESTATEMENT AND EXTENSION OF THE 2007 EQUITY INCENTIVE PLAN, INCLUDING AN AMENDMENT TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

New Plan Benefits

The number of awards that an employee, director, or consultant may receive under the Amended Plan is in the discretion of the administrator and therefore cannot be determined in advance. For (i) each of our named executive officers, (ii) our executive officers, as a group, (iii) our directors who are not executive officers, as a group, and (iv) all of our employees who are not executive officers, as a group, the following table sets forth the following information: (A) the aggregate number of shares subject to stock options (including performance-based stock options) granted under the Plan during fiscal year 2026, (B) the average per share exercise price of such options, (C) the aggregate number of restricted stock units granted under the Plan during fiscal year 2026, (D) the dollar value of such RSUs (including PRSUs at target), and (e) the aggregate number of shares subject to RSAs granted under the Plan during fiscal year 2026.

	Number of Shares Subject to Options	Average Per Share Exercise Price of Options	Number of RSUs	Dollar Value of RSUs (1)	Number of RSAs	Dollar Value of RSAs (1)

A. Jayson Adair Executive Chairman and Chief Executive Officer	—	—	—	—

Jeffrey Liaw Former Chief Executive Officer	—	—	—	—

Leah C. Stearns Senior Vice President and Chief Financial Officer	150,000	$46.57	—	—

All executive officers, as a group	271,251	$46.02	43,300	2,054,018

All directors who are not executive officers, as a group	178,130	$38.72	—	—

All employees who are not executive officers, as a group	221,316	$45.65	575,783	$25,283,745

(1)	Reflects the aggregate grant date fair value of the equity awards computed in accordance with ASC 718.

Equity Compensation Plan Information

Information regarding our equity compensation plans as of July 31, 2026 is set forth under the caption “Equity Compensation Plan Information” in this proxy statement.

Registration with the Securities and Exchange Commission

If the amendment, restatement and extension of the Plan is approved by stockholders, we expect to file as soon as practicable after the annual meeting a Registration Statement on Form S-8 with the Securities and Exchange Commission to register the additional number of shares of common stock that will be issuable under the Plan.

Required Vote

Approval of the amendment, restatement and extension of the Plan requires the affirmative vote of a majority of the votes cast affirmatively or negatively on this proposal at the annual meeting. Abstentions and broker non-votes are not counted as votes cast affirmatively or negatively and will have no effect on the outcome of this proposal.

Recommendation of our Board of Directors

Our Board unanimously recommends that stockholders vote

FOR the approval of the amendment, restatement and extension of the 2007 Equity Incentive Plan, including the amendment to increase the number of shares reserved for issuance thereunder.

COPART, INC.	44	2026 PROXY STATEMENT

PROPOSAL 5: APPROVAL OF THE CEO PERFORMANCE AWARD

General

We are asking our stockholders to approve a standalone performance-based stock option award (the “CEO Performance Award”) to A. Jayson Adair, which was approved by the Compensation Committee and the Board on October 14, 2026, subject to stockholder approval at the annual meeting. The CEO Performance Award is a standalone, “non-plan” award that is being granted outside of, and is not being issued under, the Plan or the Amended Plan. The full text of the CEO Performance Award is attached to this proxy statement as Annex B.

The Compensation Committee’s primary objective in designing the CEO Performance Award is to help the Company continue to grow and achieve its mission, which would facilitate the creation of significant stockholder value. The Compensation Committee engaged Compensia Inc. and Wilson Sonsini Goodrich & Rosati in designing, modeling, and drafting the CEO Performance Award. The Board recommends that stockholders approve the CEO Performance Award for the reasons set forth below. The CEO Performance Award:

•	Strengthens Mr. Adair’s incentives and further aligns his interests with those of the Company’s other stockholders.

•	Ensures Mr. Adair’s continued leadership of the Company (as its Chief Executive Officer (“CEO”)) and innovation over the long-term.

•	Ensures Mr. Adair’s dedication to the Company’s strategic and financial objectives.

•

Is designed to retain and motivate Mr. Adair, a critical talent who led the Company to significant success during his prior tenure as CEO, for the long term and to ensure his engaged leadership of the Company for ten years.

•

Is tied solely to Mr. Adair’s service as CEO: Mr. Adair must remain in the CEO role for five years to receive any value under the award and, if his service as CEO ends between the fifth and tenth anniversaries of the grant date, a proportionate number of the shares subject to the award will be clawed back (in each case subject to the limited exceptions described below). The vesting and clawback structure is designed to support the Compensation Committee’s leadership objectives.

•

Is consistent with the Company’s past approach of asking its stockholders to approve a large, multi-year compensation package for its CEO, which again is expected to serve as his only cash or equity compensation for the term of the award.

•

Is reasonably sized: the $209 million target value of the award approved by the Compensation Committee equates to approximately $21 million per year when annualized over the ten-year term, which compares favorably to the median total annual CEO pay of $21.7 million at the Company’s peer companies, based on data provided by Compensia.

•

Delivers value only for sustained stock price appreciation: the ascending premium-priced structure ensures that Mr. Adair receives compensation over the ten-year term only if there is sustained, significant stock price appreciation for stockholders.

Mr. Adair has been instrumental to the Company’s market leadership, and the CEO Performance Award ensures his commitment and focus on delivering on the Company’s long-term vision that can increase stockholder value.

Long-Term Program Design. The Company has a history of long-term program design, and this design is central to the Company’s focus on long-term thinking and innovation. Creating stockholder value over the long term is a fundamental measure of success, and particularly given Mr. Adair’s role in leading the Company’s next phase of growth, the CEO Performance Award incentivizes long-term decision-making.

Approach to Performance Conditions. The Compensation Committee weighed the advantages and disadvantages of equity awards tied to discrete financial or operational performance metrics, taking into consideration stockholders’ evolving views on the efficacy of such awards as well as the dynamic and evolving nature of the

COPART, INC.	45	2026 PROXY STATEMENT

PROPOSAL 5: APPROVAL OF THE CEO PERFORMANCE AWARD

Company’s business. The Compensation Committee continues to believe that the Company’s approach, which emphasizes periodic grants of stock options vesting over the long term, is best for the business for the following reasons:

•	Isolated one-, two- or three-year goals inherently encompass only a limited number of objectives and may focus management on, and reward, actions that are not ultimately accretive for stockholders.

•

Stock options strongly and directly align Mr. Adair’s pay outcomes with the returns he delivers for stockholders. The ascending premium-priced structure further enhances this alignment and ensures that his pay outcomes are aligned with stockholders’ long-term experience.

•	This approach enables long-term retention and motivation, including innovation within the business that may not be conceivable today.

The Compensation Committee recognizes that this approach diverges from the practices of the Company’s peers and does not accommodate the traditional models used to assess pay-for-performance, which focus on the values reported in the Summary Compensation Table. On an annualized basis, however, the value of the CEO Performance Award compares favorably to the peer median.

Other Key Features. The CEO Performance Award also has the following features, which the Compensation Committee believes provide direct and durable alignment with stockholders:

•

Vesting is not pro rata. The award does not vest at all until the fifth anniversary of the grant date. Upon vesting, shares received upon exercise are subject to a holding period for the full ten-year term (subject to the limited exceptions described below), providing direct, durable and complete stockholder alignment over the entire term.

•

The clawback ensures that if Mr. Adair’s service as CEO ends for any reason between the fifth and tenth anniversaries of the grant date, he is compensated only for the period in which he serves as CEO (absent death or disability or a qualifying termination following a change in control).

•	Mr. Adair receives a $1.00 cash salary and no bonus opportunity.

•

The award consists entirely of stock options and is therefore fundamentally different from the stock price-based performance-vesting structures that stockholders more typically see. If the Company’s stock price does not exceed the applicable exercise price of a tranche during the ten-year term, that tranche delivers no value.

CEO Performance Award Overview

The CEO Performance Award consists of a grant of a nonstatutory stock option, carrying a term of ten years, which will become vested and exercisable subject to Mr. Adair’s continued service as CEO through the fifth anniversary of the grant date. The CEO Performance Award is divided into four ascending exercise price tranches, three of which are set at a premium over the grant date fair market value of a share, each covering 25% of the shares subject to the CEO Performance Award. The CEO Performance Award is further subject to a service-based Company clawback, pursuant to which 10% of the shares are subject to clawback for each whole or partial year of the ten-year term following Mr. Adair’s termination of service as CEO (including both exercised and unexercised shares) subject to certain limited exceptions. Additionally, a number of shares received upon exercise of the CEO Performance Award with a value equal to the gain recognized upon exercise, net of taxes, are subject to a holding period through the ten-year term of the award. The vesting and clawback schedules applicable to the CEO Performance Award are intended to reward Mr. Adair only for continued and valuable service as CEO of the Company.

If the CEO Performance Award is approved by the stockholders, the CEO Performance Award is expected to be Mr. Adair’s only cash or equity compensation for the 10-year period following the grant date; and no additional salary, bonus, or equity awards are expected to be granted to Mr. Adair during such period.

COPART, INC.	46	2026 PROXY STATEMENT

PROPOSAL 5: APPROVAL OF THE CEO PERFORMANCE AWARD

CEO Performance Award Details

Below is an overview of the CEO Performance Award. This summary is qualified by reference to the full text of the CEO Performance Award, which is attached as Annex B.

Award Term	Details
Date of Grant	October 14, 2026
Total Size	20,000,000 shares, which represent approximately 2.16% of the Company’s total shares outstanding as of the grant date
Equity Type	Nonstatutory stock option (standalone “non-plan” award granted outside of the Plan and the Amended Plan)
Exercise Price

5,000,000 shares at $26.27, or 100% of FMV of a share as of the grant date

5,000,000 shares at $34.94, or 133% of FMV of a share as of the grant date

5,000,000 shares at $43.61, or 166% of FMV of a share as of the grant date

5,000,000 shares at $52.54, or 200% of FMV of a share as of the grant date

Expiration Date	October 13, 2036
Time-Based Vesting	Absent a change in control, the CEO Performance Award will vest in full on the 5th anniversary of the grant date, subject to service-based clawback as described under “Clawback” below.
Term of CEO Performance Award	10 years
Post-Termination of Service Exercise Period	3 months (or 12 months if due to death or disability)
Post-Exercise Holding Period	Until the end of the term, with limited exceptions for cashless exercise/withholding or in connection with (i) a termination without cause or for good reason, following a change in control, or (ii) a termination due to death or disability
Employment Requirement for Continued Vesting	Vesting and the release of clawback are contingent upon Mr. Adair remaining continuously employed as Chief Executive Officer of the Company.
Termination of Employment due to Death or Disability	If Mr. Adair’s employment terminates due to death or disability, the portion of the CEO Performance Award for which the average closing sales price of a Share over the 30 days preceding the date of termination exceeds the applicable exercise price will vest, and the Post-Exercise Holding Period and Clawback will be waived as to vested shares. Any portion of the CEO Performance Award that does not vest in accordance with the foregoing will be forfeited.
Change in Control

Upon a change in control, and subject to Mr. Adair’s continued service as CEO through the change in control, to the extent then unvested, the portion of the CEO Performance Award for which the price per share paid to holders of the Company’s common stock in the change in control exceeds the applicable exercise price will vest as of immediately prior to the change in control. Shares that vest in this manner will remain subject to the Clawback and the Post-Exercise Holding Period, except as described below.

If, following the change in control, Mr. Adair’s employment is terminated by the Company without cause or Mr. Adair resigns for good reason, or in the event of his death or disability, the Post-Exercise Holding Period and Clawback will be waived.

Exercise Methods / Requirements	Cash or check; cashless exercise; net exercise; share surrender.
Clawback	Except as described above, if Mr. Adair’s service terminates before the 10th anniversary of the grant date, 10% of the CEO Performance Award will be clawed back for each whole or partial year of the 10-year period not served. This clawback applies to both unexercised options and shares acquired upon prior exercises, net of taxes.

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PROPOSAL 5: APPROVAL OF THE CEO PERFORMANCE AWARD

Impact on Future Compensation	The CEO Performance Award is intended to be Mr. Adair’s only compensation for the 10-year period following the grant date. No additional salary, bonus, or equity awards are expected to be granted to Mr. Adair during that period.
Administration	The CEO Performance Award will be administered by the Board. The Board shall have the sole and complete discretion with respect to all matters under the CEO Performance Award.
Adjustment	In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares subject to the CEO Performance Award occurs, the Board, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the CEO Performance Award, will adjust the number, class, and price of shares covered by the CEO Performance Award.
Amendment	Amendments to the CEO Performance Award can be made only in an express written contract executed by a duly authorized officer of the Company.
Non-Transferability	Unless otherwise determined by the Board, the CEO Performance Award may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Mr. Adair only by Mr. Adair.

Potential Value that Could be Realized under the CEO Performance Award

Target Value Approved by the Compensation Committee. The Compensation Committee approved the CEO Performance Award based on a target grant date value of approximately $209 million.

It is not possible to reliably estimate the value that could be realized under the CEO Performance Award because that value depends on the amount of dilution or anti-dilution the Company experiences and the change in the value of the Company over the course of the 10-year term of the CEO Performance Award. The more dilution, the less value that Mr. Adair will realize, and any reduction in the number of shares outstanding, including as a result of share repurchases under the Company’s existing share repurchase program, will result in Mr. Adair realizing more value. While the Company has no way of predicting either future changes in the value of the Company or how much dilution there will be, some amount of future dilution is a certainty, whether due to additional issuances of equity as part of (i) regular compensation awards to the Company’s employees, (ii) capital-raising activities, or (iii) mergers or acquisitions, and such dilution could be partially or entirely offset by reductions in number of shares outstanding. Thus, it is not possible to know the actual value that Mr. Adair will realize from the CEO Performance Award even if one were to assume that he were to fully vest in it.

Potential Ownership of Securities As a Result of the CEO Performance Award

As of October 9, 2026, Mr. Adair beneficially owned 35,561,732 shares of the Company’s common stock, including 4,000,000 shares issuable to Mr. Adair upon exercise of options exercisable within 60 days of such date. Based on 926,378,016 shares of the Company’s common stock outstanding at October 9, 2026, Mr. Adair beneficially owned 3.14% of the outstanding shares of the Company’s common stock.

For illustration purposes only, if all 20,000,000 shares of common stock subject to the CEO Performance Award were to become fully vested, outstanding and held by Mr. Adair, estimated dilution as a result of potential exercises or conversions from the existing employee equity pool were taken into account, and there were no other dilutive events of any kind, Mr. Adair would beneficially own 2.16% of the outstanding shares of the Company’s common stock.

However, except as indicated above, this calculation does not account for any future dilutive events over the next ten years, such as the issuance of additional equity as compensation to employees, as consideration for mergers and acquisitions, or for capital-raising activities, which would have the effect of diluting Mr. Adair’s ownership of the

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PROPOSAL 5: APPROVAL OF THE CEO PERFORMANCE AWARD

Company common stock, nor does it account for any sales of the Company stock that Mr. Adair will likely have to make to pay required taxes upon the exercise of stock options. Therefore, it is impossible to provide the exact or true percentage of Mr. Adair’s future total ownership of the Company common stock upon the vesting of the CEO Performance Award. Given that some amount of dilution and/or stock sales to cover required tax payments will occur, we believe that Mr. Adair’s future potential ownership of the Company common stock will be less than 2.16% if 100% of the CEO Performance Award were to vest.

Accounting and Tax Considerations

Accounting Considerations. The Company follows FASB Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC Topic 718”) for its stock-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all stock-based compensation awards made to employees and directors based on the grant date “fair value” of these awards. Pursuant to ASC Topic 718, this calculation cannot be made for the CEO Performance Award prior to the date on which it is approved by the Company’s stockholders, which will be the “grant date” for accounting purposes. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the requisite service period, which in the case of this award is 5 years from the date of grant. Accordingly, the CEO Performance Award would result in the recognition of additional stock-based compensation expense over the requisite service period of the award through the expected vesting date, pursuant to ASC Topic 718.

For illustrative purposes only, and using the closing stock price on the October 9, 2026 record date, the Company expects that the grant date fair value of the CEO Performance Award will be approximately $209 million. The stock-based compensation expense for the CEO Performance Award would be recognized ratably over the vesting period. At this time the amount of stock-based compensation expense we ultimately recognize related to the CEO Performance Award could differ materially from these estimates.

Federal Income Tax Considerations. The following is a brief summary of certain of the federal income tax consequences of the CEO Performance Award based on federal income tax laws in effect as of the date of the filing of this proxy statement. The following summary assumes that Mr. Adair remains a U.S. taxpayer. This summary is not intended to be exhaustive and does not describe, among other things, state, local or non-U.S. income and other tax consequences. The specific tax consequences to Mr. Adair will depend upon his future individual circumstances.

Mr. Adair will not recognize taxable income with respect to the CEO Performance Award at the time of grant nor will he have taxable income from stockholder approval of the award, if such approval occurs. Shares acquired upon exercise of the CEO Performance Award will remain subject to the Clawback (such shares, “Restricted Shares”) and will be held in escrow until released from the Clawback. Unless Mr. Adair files an election under Section 83(b) of the Code within 30 days following exercise, he will recognize ordinary income upon the release of the Restricted Shares from the Clawback in an amount equal to the fair market value of the shares on the date of release less the exercise price paid. If Mr. Adair timely files a Section 83(b) election, he will instead recognize ordinary income at the time of exercise in an amount equal to the difference between the exercise price paid and the fair market value of the shares on the date of exercise (determined without regard to the Clawback). Any taxable income recognized by Mr. Adair in connection with the CEO Performance Award will be subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares should be capital gain or loss. Subject to the $1,000,000 deduction limitation of Section 162(m) of the Code, the Company will be entitled to a concurrent income tax deduction equal to the ordinary income recognized by Mr. Adair. The Company expects that Mr. Adair always will be a “covered employee” for purposes of Section 162(m) of the Code, as amended by the Tax Cuts and Jobs Act of 2017, and, as a result, in any given year in which Mr. Adair recognizes income in connection with the CEO Performance Award (whether upon exercise or, absent a Section 83(b) election, upon the release of Restricted Shares from the Clawback), the Company will be able to take a tax deduction of only $1,000,000 or less, regardless of the amount of compensation recognized by Mr. Adair in connection with the CEO Performance Award.

COPART, INC.	49	2026 PROXY STATEMENT

PROPOSAL 5: APPROVAL OF THE CEO PERFORMANCE AWARD

New Plan Benefits

	Number of Shares	Estimated Grant Date Fair Value

A. Jayson Adair Executive Chairman and Chief Executive Officer	20,000,000	$209,000,000

Jeffrey Liaw Former Chief Executive Officer	—	—

Leah C. Stearns Senior Vice President and Chief Financial Officer	—	—

All executive officers, as a group	20,000,000	$209,000,000

All directors who are not executive officers, as a group	—	—

All employees who are not executive officers, as a group	—	—

Registration with the Securities and Exchange Commission

If the CEO Performance Award is approved by stockholders, we expect to file as soon as practicable after the annual meeting a Registration Statement on Form S-8 with the Securities and Exchange Commission to register the additional number of shares of common stock that will be issuable pursuant to the award.

Required Vote

Approval of the CEO Performance Award requires the affirmative vote of a majority of the votes cast affirmatively or negatively on this proposal at the annual meeting. Abstentions and broker non-votes are not counted as votes cast affirmatively or negatively and will have no effect on the outcome of this proposal.

Recommendation of our Board of Directors

Our Board unanimously recommends (with Mr. Adair abstaining) that stockholders vote FOR the approval of the CEO Performance Award.

COPART, INC.	50	2026 PROXY STATEMENT

Executive Officers and *Executive Compensation*

2026

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

Our executive officers and their ages as of October 22, 2026 were as follows:

A. Jayson Adair AGE 57	Executive Chairman, Chief Executive Officer and Director

A. Jayson Adair, 57, has served as our executive chairman since April 2024, as our chief executive officer since July 2026, as our co-chief executive officer from April 2022 to April 2024, and our chief executive officer from February 2010 to April 2022. From November 1996 to February 2010, Mr. Adair served as our president. From 1995 until 1996, Mr. Adair served as our executive vice president. From 1990 until 1995, Mr. Adair served as our vice president of sales and operations, and from 1989 to 1990, Mr. Adair served as our manager of operations.

Jane Pocock AGE 55	President

Jane Pocock, 55, has served as our President since August 2026 and joined Copart in January 2019 as Managing Director of Copart UK. Before joining Copart, Ms. Pocock was Chief Executive of Vans Direct.

Leah C. Stearns AGE 46	Senior Vice President and Chief Financial Officer

Leah C. Stearns, 46, has served as our senior vice president and chief financial officer since December 2022. Since 2020, Ms. Stearns has served on the board of directors of EdgeConnex, a global datacenter provider, where she also serves as chair of the Audit Committee. From May 2019 to December 2021, Ms. Stearns served as a senior executive at CBRE Group, Inc., (NYSE: CBRE), a global leader in commercial real estate services and investments, including as its chief financial officer. Prior to joining CBRE Group, Inc., Ms. Stearns served for 17 years in a variety of leadership roles with American Tower Corporation, (NYSE: AMT), a leading independent owner, operator, and developer of multitenant communications real estate, where she most recently served as senior vice president and chief financial officer of its U.S. division. Ms. Stearns earned her B.S. in Finance from Boston University in 2002, and her M.B.A. from Boston College in 2010.

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EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides an overview of our executive compensation philosophy, our executive compensation programs for our named executive officers (“NEOs”), the material decisions we have made with respect to each element of those executive compensation programs, and the material factors we considered when making those decisions. Following this Compensation Discussion and Analysis, you will find further information in the executive compensation tables about the compensation earned by or paid to each of our NEOs, including details of the fiscal 2026 compensation of our named executive officers in the Fiscal Year 2026 Summary Compensation Table.

For fiscal 2026, our NEOs were1:

Name	Position

A. Jayson Adair	Executive Chairman and Chief Executive Officer

Jeffrey Liaw	Former Chief Executive Officer

Leah C. Stearns	Senior Vice President and Chief Financial Officer
(1)	Jane Pocock became an executive officer in August 2026 and therefore was not a named executive officer for the fiscal year ended July 31, 2026.

CEO Transition and Separation Arrangement with Mr. Liaw

As previously disclosed, on June 29, 2026, the Company announced that its Board of Directors appointed A. Jayson Adair, the Company’s Executive Chairman, as Chief Executive Officer, effective as of July 31, 2026, succeeding Jeffrey Liaw. Mr. Liaw stepped down as Chief Executive Officer and resigned from the Board, in each case effective as of July 31, 2026 (the “Transition Date”). Mr. Liaw’s decision to resign was not the result of any disagreement with the Company regarding its financial reporting, policies or practices.

In connection with the transition, the Company and Mr. Liaw entered into a Transition and Separation Agreement and General Release, dated June 25, 2026 (the “Transition Agreement”). Under the Transition Agreement, beginning on the Transition Date, Mr. Liaw serves as a Senior Advisor to Mr. Adair and will provide customer-focused transition services to the Company until July 31, 2027 (the “Separation Date,” and the period from the Transition Date to the Separation Date, the “Transition Period”). Mr. Liaw’s outstanding equity awards continue to vest during the Transition Period.

Upon his timely execution and non-revocation of the general release contained in the Transition Agreement, Mr. Liaw became entitled to receive: (i) a lump-sum payment of $450,000; (ii) reimbursement of expenses in connection with negotiation of the Transition Agreement up to $50,000; (iii) waiver of the ten-year holding period applicable to the restricted stock units granted to Mr. Liaw on April 1, 2022 (the “2022 RSU Award”); and (iv) elimination of the price hurdles applicable to the performance-based portion of the stock options granted to Mr. Liaw on March 9, 2021 and April 1, 2022 (the “2022 Option”).

Subject to his continued compliance with the terms of the Transition Agreement, Mr. Liaw is entitled to receive: (i) $200,000 payable over the first 3 months of the Transition Period on the Company’s regular payroll dates; (ii) reimbursement of reasonable business expenses pursuant to the company’s reimbursement policy for executives; (iii) payment of his fiscal 2026 bonus in accordance with the Company’s executive bonus plan; (iv) continued vesting of the 2022 Option and 2022 RSU Award; and (v) 20 hours of private aircraft usage. The estimated value of such private aircraft usage is $54,000.

Subject to his timely execution and non-revocation of a post-employment release, and provided that his services are not terminated under certain circumstances before the Separation Date, Mr. Liaw is also entitled to receive: (i) an additional $250,000; (ii) an extension of the post-termination exercise period of his unexercised stock options to the earlier of the tenth anniversary of the applicable grant date and the second anniversary of the Separation Date (the “Option Amendment”); (iii) full accelerated vesting of the 2022 Option and 2022 RSU Award; and (iv) any of the

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EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

payments or benefits described in the preceding paragraph that remain unpaid or unprovided. If the Company terminates Mr. Liaw’s services other than for a Disqualifying Reason (as defined in the Transition Agreement), the Option Amendment will instead extend the post-termination exercise period of his unexercised stock options to the earlier of the tenth anniversary of the applicable grant date and April 1, 2032.

As consideration for these benefits, Mr. Liaw is subject to confidentiality, non-competition, non-disparagement and non-solicitation obligations under the Transition Agreement. The foregoing description is a summary, does not purport to be complete, and is qualified in its entirety by reference to the Transition Agreement and the related Omnibus Amendment to Award Agreements under the Company’s 2007 Equity Incentive Plan, which were filed as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on June 29, 2026. Because Mr. Liaw was a named executive officer for fiscal 2026, his compensation for fiscal 2026 is reported in the compensation tables below.

Executive Summary

Founded as a California corporation in 1982, Copart specializes in the resale and remarketing of used vehicles for a variety of sellers, including insurance companies, dealers, rental car companies, government agencies, financial institutions and charities. Copart’s extensive inventory is housed on more than 21,000 acres of real estate and includes an array of vehicles including cars, trucks, trailers, vans, classic and exotic cars, commercial vehicles, and construction and industrial equipment. Each year, Copart sells more than 4 million vehicles, drawing widespread participation in its auctions by dealers, rebuilders, dismantlers, hobbyists, collectors, and consumers.

Copart’s innovative technology and online auction platform link buyers and sellers around the world. Headquartered in Dallas, Texas, Copart currently operates in more than 285 locations in 11 countries and has approximately 400,000 vehicles listed for auction every day.

Fiscal 2026 Business Highlights

Fiscal 2026 was another solid year for Copart, with revenue increasing 0.4% to $4.7 billion year-over-year. Operating income was $1.7 billion and net income was $1.5 billion, representing decreases of 2.6% and 4.4%, respectively, from fiscal 2025. Fully diluted earnings per share for fiscal 2026 was $1.55 compared to $1.59 in fiscal 2025, a decrease of 2.5%. Over our past 15 fiscal years, our stock has increased approximately 972%, as compared to an approximate 480% return for the S&P 500 over the same time period.

Fiscal 2026 Executive Compensation Highlights

While Mr. Adair served solely as Executive Chairman, he did not receive compensation other than a $1.00 per year salary and participating in our employee benefit plans and in certain perquisite programs approved by the Compensation Committee.

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With respect to our other NEOs, the Compensation Committee approved:

	Pay Element	Link to Business and Talent Strategies

FIXED PAY	Base Salaries	• No increases in the annual base salary for our chief executive officer in fiscal 2026. • A merit increase of 3% in the annual base salary for our chief financial officer in fiscal 2026.

AT-RISK PAY	Annual Cash Incentives	Financial Component • We achieved $1.7 billion in operating income resulting in a payout of 96% of target for Mr. Liaw and Ms. Stearns.

Qualitative Component

•

Mr. Liaw achieved his personal performance goals resulting in a payout of 105% of target.

•

Ms. Stearns achieved her personal performance goals resulting in a payout of 103% of target.

	Long-Term Equity	• No new equity award grants other than the grant of a time-based option and a time and time-based option subject to a premium price hurdle to Ms. Stearns.

Our Philosophy on Executive Compensation

The primary objective of our executive compensation program is to incentivize our NEOs to think and behave like long-term owners of our business.

The Compensation Committee implements this objective primarily through the grant of long-term equity awards, which vary based on the NEO.

We have a long history of compensating our senior executives through large, front-end loaded, multi-year stock option awards. We first adopted a compensation program for Mr. Adair based almost exclusively on stock options in 2009 and have successfully continued that program for more than a decade. Over the succeeding 16 years, our stockholder returns have substantially exceeded those of the S&P 500.

Based on our 972% total shareholder return over our past 15 fiscal years, we believe our historical executive compensation arrangements have been extraordinarily effective and resulted in an outstanding degree of stockholder alignment. We have attempted to continue this successful approach for our non-founder executive officers, but with traditional salary and cash bonuses as well since they have shorter tenures with us and have not accumulated the level of stock ownership in Copart as Mr. Adair.

We believe that substantial front-end loaded, multi-year equity incentive awards promote executive leadership stability and retention and a long-term ownership mindset.

A significant benefit of compensation arrangements that are heavily weighted to substantial, front-end loaded multi-year equity incentive awards is that we can settle our executive compensation arrangements for several years at a time. Our Compensation Committee finds that avoiding frequent executive compensation negotiations with our executive officers helps promote leadership stability and a long-term ownership mindset.

We continued our pattern of multi-year compensation with the executive compensation package we awarded to Mr. Liaw upon his promotion to co-chief executive officer in March 2022. Although Mr. Liaw received a competitive annual salary and participated in our executive bonus plan, along with certain perquisites approved by our Compensation Committee, he was not eligible for any new equity incentive awards until April 2026.

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EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Our Compensation Committee believes that equity incentive awards with time-based vesting is a powerful and effective tool for NEO retention. We use time-based vesting for all NEO equity incentive awards, and since June 2020, our standard vesting schedule for executive officer equity incentive awards has been 20% vesting on the first anniversary of the date of grant, with monthly vesting thereafter at a rate of 1/60 per month, such that the equity incentive award is fully vested on the fifth anniversary of the grant date.

We believe that stock options directly link realized equity compensation to stockholder returns and expect our long-term equity awards to continue to focus on stock options.

As a general principle, our Compensation Committee believes that our NEOs should realize actual compensation only if, when, and to the extent that stockholders realize gains.

We named Jeffrey Liaw as our co-chief executive officer in April 2022 and as our chief executive officer in April 2024. Mr. Liaw’s executive compensation package, which has not materially changed since 2022, was heavily weighted to stock option awards, which represented approximately 74% of his executive compensation package value in fiscal 2022. Our Compensation Committee took a similar approach in its design of the onboarding executive compensation package for our chief financial officer, Ms. Stearns, with stock options representing approximately 53% of her total onboarding compensation package value in December 2022, and 76% of her total compensation for fiscal 2024. Consistent with our historical compensation structure and philosophy, we believe the heavy weighting of stock option awards in the compensation packages for Mr. Liaw and Ms. Stearns create a high degree of stockholder alignment and focus on long-term value creation.

Although we believe restricted stock units lack the incentive and stockholder alignment power of stock options, for our non-founder NEOs, we believe including restricted stock units in the total mix of compensation elements lessens the impact of short-term stock price fluctuations, aids in executive retention and promotes a long-term ownership mindset.

For our non-founder NEOs, our Compensation Committee determined that adding restricted stock units to the mix of total compensation was an appropriate way of providing these NEOs with a degree of personal financial security to weather any short-term price fluctuations in our stock price, so that they can remain focused on long-term value creation. Our Compensation Committee also believes that including restricted stock units in the mix of total executive compensation helps to temper any incentives our non-founders may otherwise have for excessive risk-taking and also helps to deter any potential bias for near-term results at the expense of long-term value creation.

Based on these considerations, our Compensation Committee designed Mr. Liaw’s compensation package in March 2022 so that restricted stock units represented approximately 20% of his total compensation package. The Compensation Committee took a similar approach in designing Ms. Stearns’ onboarding compensation package in December 2022, with restricted stock units representing approximately 41% of her total onboarding compensation package.

We believe that equity incentive awards should be significantly performance-based.

Our Compensation Committee recognizes that some corporate governance standards don’t view stock options subject to ordinary time-based vesting as sufficiently “performance based”. To address this concern, for each of the equity incentive awards we have made to NEOs since June 2020, we have implemented a premium price hurdle that applies to at least 50% of the total value of the particular equity incentive award.

Our Compensation Committee worked closely with Compensia, Inc., our external compensation consultant, to design Mr. Liaw’s compensation package in March 2022, when Mr. Liaw was promoted to co-chief executive officer. For Mr. Liaw’s 2022 compensation package, we calculated the total value of the subject stock options and restricted stock units, and then in addition to normal time-based vesting, in which 20% of the awards vest on the first anniversary of the date of grant and with the remainder vesting monthly over the succeeding 48 months – we applied a special performance-based condition to a number of the stock options with a value representing approximately

COPART, INC.	56	2026 PROXY STATEMENT

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

54% of the total value of the equity incentive awards. For the stock options subject to the special performance-based vesting conditions, Mr. Liaw was not able to exercise any portion of the stock option award unless our stock price was at least 125% of the option exercise price both (1) at the time of any exercise, and (2) at the close of trading of the trailing twenty consecutive trading days prior to any exercise. Pursuant to the Transition Agreement, effective as of the Transition Date, the stock options granted to Mr. Liaw on April 1, 2022 are no longer subject to such price hurdles.

Our Compensation Committee took the same approach with Ms. Stearns’ equity compensation award, and applied the same special performance-based condition to a number of her stock options with a value representing 48.3% of the total value of her onboarding equity incentive awards. Our Compensation Committee again used the same approach for Ms. Stearns’ stock option awards in November 2023 and September 2025, and applied similar special performance-based conditions to a number of stock options with a value representing 54% of the total value of her fiscal 2024 equity incentive awards and to a number of stock options with a value representing 50% of the total value of her fiscal 2026 equity incentive awards. Our Compensation Committee believes that applying the special performance-based condition to a target of approximately 50% of the total value of any particular equity incentive award to an executive officer is appropriate and reasonable, and informed by applicable published proxy voting guidelines of our largest investors and also the major proxy advisory firms.

Annual cash incentive programs should be performance-based, with more than 50% based on performance against one or more corporate financial metrics that drive stockholder value.

Historically, we have determined annual cash bonus awards based largely on performance relative to Board-approved internal operating plans. Starting in fiscal 2022, the annual cash bonus awards for our eligible NEOs have been provided under a written performance-based executive bonus plan approved by our Compensation Committee. In fiscal 2026, the NEO’s annual bonuses were measured 60% based on achievement of an operating income performance metric and 40% based on achievement of their respective personal performance goals. The Compensation Committee believes that using these performance metrics aligns the NEOs’ bonus opportunities with the priorities of the Company and ultimately long-term value creation for our stockholders.

A significant portion of our eligible NEOs’ target total direct compensation should be at-risk.

Our Compensation Committee believes that a significant portion of our eligible NEOs’ target total direct compensation should be at risk, with particular focus on our former chief executive officer Jeffrey Liaw considering that our executive chairman A. Jayson Adair, in such role, received only $1.00 in annual salary, plus certain employee benefits and approved perquisites in fiscal 2026. As shown in the chart below, a significant portion of the target total direct compensation for Mr. Liaw constituted performance-based compensation.

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Mr. Liaw Pay Mix for Fiscal 2026

55%
Performance-Based
45%
55%
Bonus
Salary
Performance-Based

We maintain good executive compensation practices.

We maintain the following practices with respect to the compensation of our named executive officers:

What We Do	What We Don’t Do

✔ Our Compensation Committee consists entirely of independent directors	× No guaranteed salary increases or bonuses

✔ We hold a “say-on-pay” vote annually	× No excessive benefits and perquisites

✔ We regularly engage with our stockholders	× No special executive retirement plans

✔ A substantial portion of our named executive officers’ compensation is at-risk	× No tax gross-up upon a change of control

✔ We set challenging performance goals and cap the payouts under our executive bonus plan	× No incentives for inappropriate risk-taking

✔ We provide reasonable severance and change in control benefits	× No short sales, hedging of equity interests, or transactions involving derivatives of our securities

✔ We evaluate our levels of executive compensation against an appropriate peer group	× No discounting, reloading or repricing of stock options

✔ We have adopted an executive officer claw-back policy

✔ We maintain director and executive officer stock ownership guidelines

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Role of Our Compensation Committee

The Compensation Committee of our Board administers our executive compensation programs. The Compensation Committee seeks to ensure that the total compensation paid to our executive officers is fair and reasonable and that it serves the best interests of Copart and our stockholders. In fulfilling its responsibilities, our Compensation Committee:

•	participates in the continuing development of, and reviews and approves changes in, our compensation policies;

•

reviews and approves each element of executive compensation, taking into consideration recommendations from Mr. Adair with respect to the other NEOs and the other non-executive members of the senior management team; and

•	administers our equity incentive plans, for which it retains authority to approve grants of awards to any of our executive officers.

For executive officers other than Mr. Adair while he served solely as Executive Chair, our Compensation Committee traditionally makes its determinations concerning base salary, cash bonuses, and additional equity incentives (if any) annually after the end of each fiscal year based on a review of our financial performance against the Board-approved operating plan. In making those decisions, the Compensation Committee has placed substantial weight on its own quantitative assessment of our operating performance metrics and has generally not taken a formulaic approach to setting executive compensation.

Role of the Compensation Consultant

Our Compensation Committee has the authority under its charter to engage the services of outside advisors to assist it in evaluating executive compensation programs.

In fiscal 2026, our Compensation Committee engaged Compensia to assist it with updating our peer group, which will be used to help our Compensation Committee determine our NEOs’ compensation beginning in fiscal 2027.

In fiscal 2026, Compensia did not provide any services to us other than in its capacity as a consultant to our Compensation Committee, and Compensia did not receive any payments from us other than for such services. After considering the factors specified in the rules of the SEC and the Nasdaq Stock Market, our Compensation Committee believes that Compensia’s work on behalf of the Compensation Committee and its relationship with the Compensation Committee has not raised any conflicts of interest.

Use of a Peer Group

As part of its deliberations on Ms. Stearns’ compensation as our chief financial officer in fiscal 2026, our Compensation Committee developed an updated peer group in September 2025 in collaboration with Compensia. In connection with this update, our Compensation Committee removed ANSYS (due to its acquisition) and ServiceNow (due to its high market capitalization) and added Prologis and PTC. The peer group was generally chosen based on the following selection criteria as of June 23, 2025:

•	Industry: companies in a broad set of industries, including diversified support services, interactive media and services, and software, with a focus on online auction/marketplace platforms.

•	Revenue: companies with four-quarters trailing revenue between approximately $1.8 billion and $28.2 billion, which approximated 0.40 to 6.18 times Copart’s four-quarters trailing revenue.

•

Market Capitalization: companies with 30-day average market capitalization of approximately $9.9 billion to $194 billion, which approximated 0.18 to 3.73 times Copart’s 30-day average market capitalization.

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The peer group consisted of the following companies (which, as of June 23, 2025, had (i) a median four-quarters trailing revenue of $5.52 billion (as compared to Copart’s $4.59 billion), and (ii) a median 30-day average market capitalization of $59.11 billion (as compared to Copart’s $52.39 billion):

Full Year Revenue - Trailing 4 Quarters

Fair Isaac 1,840
Tyler Technologies 2,191
Zillow Group 2,305
PTC 2,347
The Trade Desk 2,570
CoStar Group 2,812
Snowflake 3,840
RB Global 4,328
Copart 4,591
Cadence Design Systems 4,875
Atlassian 4,963
Digital Realty Trust 5,520
Fortinet 6,142
Synopsys 6,221
Workday 8,696
Intuitive Surgical 8,715
Prologis 8,734
Equinix 8,814
Shopify 9,379
eBay 10,312
Carvana Co. 14,844
CarMax 28,207

Market Capitalization - At June 23, 2025

CarMax 9,923
Zillow Group 16,328
RB Global 19,631
PTC 20,325
Tyler Technologies 24,760
CoStar Group 32,553
eBay 34,298
The Trade Desk 36,161
Fair Isaac 45,011
Copart 52,391
Atlassian 54,947
Digital Realty Trust 59,113
Snowflake 66,760
Carvana Co. 67,580
Workday 67,713
Synopsys 76,018
Fortinet 78,567
Cadence Design Systems 83,289
Equinix 86,525
Prologis 101,889
Shopify 138,529
Intuitive Surgical 194,228

As noted above, Compensia provided data on the compensation provided by this peer group, which was subsequently used to help our Compensation Committee determine the executive compensation for Ms. Stearns in fiscal 2026.

Fiscal 2026 Executive Compensation Program Components

Since April 2009, we have compensated Mr. Adair under an all-equity compensation program that seeks to align the interests of Mr. Adair with the long-term interests of our stockholders, with the most recent stock option grant, other than the option grant subject to stockholder approval described in Proposal 5, occurring in June 2020. Other than participating in our employee benefit plans and in certain perquisite programs approved by the Compensation Committee and a $1.00 per year salary, Mr. Adair has not received any other form of compensation since June 2020. In October 2026, Mr. Adair was granted a performance stock option subject to stockholder approval, on the terms described in Proposal 5.

Our other NEOs receive a mix of short-term and long-term compensation consisting of base salary, annual cash incentive bonus, equity awards and other compensation, including employee benefits plans and certain perquisites. The sections below discuss our fiscal 2026 compensation decisions for our NEOs, other than Mr. Adair.

Base Salary

We provide base salaries to our NEOs (other than Mr. Adair while he served solely as Executive Chair) to compensate them for services rendered during the fiscal year and for retention purposes.

Each NEO’s initial base salary is determined through arm’s-length negotiation. Our Compensation Committee subsequently reviews and evaluates adjustments to our NEOs’ base salaries annually based on the considerations described in the “Role of Our Compensation Committee” section above. In September 2025, our Compensation Committee approved a 3% merit increase in Ms. Stearns’ fiscal 2026 base salary, based on the recommendation of Messrs. Adair and Liaw.

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EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

The following table shows the annual base salaries of our NEOs for fiscal 2026 as compared to fiscal 2025.

	Base Salary
Executive Officer	End of Fiscal 2025	End of Fiscal 2026	Increase

A. Jayson Adair	$1	$1	N/A

Jeffrey Liaw	$900,000	$900,000	N/A

Leah C. Stearns	$583,500	$601,000	3%

Annual Performance-Based Cash Bonus Incentive Program

We provide our currently employed NEOs (other than Mr. Adair while he served solely as Executive Chair) with annual cash incentives under our executive bonus plan, which links cash incentive awards to achieving pre-established performance goals. For fiscal year 2026, the Compensation Committee set the performance metrics used to determine cash incentive awards to a combination of operating income and individual performance goals. The Compensation Committee believes that using these performance metrics aligns the NEOs’ bonus opportunities with the priorities of the Company and ultimately long-term value creation for our stockholders.

Financial performance targets are approved by the Compensation Committee in our first fiscal quarter and include payouts for threshold, target and maximum performance. For fiscal year 2026, the Compensation Committee set the following operating income performance thresholds and payout amounts:

PERFORMANCE METRIC	THRESHOLD PERFORMANCE	THRESHOLD PAYOUT	TARGET PERFORMANCE	TARGET PAYOUT	MAXIMUM PERFORMANCE	MAXIMUM PAYOUT

Operating Income	$1.45 billion	93%	$1.95 billion	100%	$2.45 billion	107%

No payout would occur if our fiscal 2026 operating income was less than $1.45 billion. Each $71 million of operating income above or below the $1.95 billion target amount would increase or decrease the payout by 1%.

In September 2025, the Compensation Committee approved fiscal 2026 target bonuses of $1.1 million for Mr. Liaw and $480,800 for Ms. Stearns.

For Mr. Liaw and Ms. Stearns, their fiscal 2026 annual bonuses were measured 60% based on achievement of the operating income performance metric and 40% based on achievement of their respective personal performance goals.

Mr. Liaw had two personal performance goals for fiscal 2026. The first personal performance goal was to develop and deploy differentiated products and services to the Company’s insurance and wholesale customers. The second goal was to drive the execution of the Company’s product roadmap to enhance its member experience. Our Compensation Committee considered objective evidence of his personal performance goal attainment in determining that Mr. Liaw attained 105% of his personal performance goals.

Ms. Stearns also had two personal performance goals. The first goal was to expand the Company’s strategic partnerships and alliances to support the Company’s ability to optimize total loss decision making and provide differentiated products and services. The second goal was to partner with the Company’s senior leadership to identify, target and pursue meaningful opportunities to allocate capital through capital investments and M&A. Our Compensation Committee reviewed detailed evidence of goal attainment in its determination that Ms. Stearns attained 103% of her personal performance goals.

COPART, INC.	61	2026 PROXY STATEMENT

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

In fiscal 2026, we achieved operating income of $1.7 billion, which resulted in a 96% payout under the operating income metric. Based on our financial performance and their levels of attainment of their qualitative goals, Mr. Liaw and Ms. Stearns received the bonus payment under our executive bonus plan for fiscal 2026 as follows:

	2026 Cash Bonus
Executive Officer	Target	Actual

Jeffrey Liaw	$1,100,000	$1,093,400

Leah C. Stearns	$480,800	$475,000

Equity Compensation

We provide equity awards to our NEOs to align their interests with those of our stockholders and to incentivize and reward the creation of long-term stockholder value.

Mr. Liaw did not receive any equity incentive awards in fiscal 2026.

In September 2025, we granted Ms. Stearns two awards of stock options, each covering 75,000 shares.

One stock option grant is subject solely to service-based vesting. Such stock option is subject to our standard service-based vesting schedule and vests as to 20% of the underlying shares on the first anniversary of the grant date and as to 1/60th of the underlying shares each month thereafter, in each case subject to continued service through the applicable vesting date.

The other stock option grant is subject to the same service-based vesting schedule but no portion of the otherwise vested award may be exercised unless our common stock price in trading on the Nasdaq Global Select Market is equal to or greater than $58.21 (an amount equal to 125% of the exercise price), both (i) at the time of any exercise, and (ii) at the closing price on the Nasdaq Global Select market for each of the 20 consecutive days preceding the date of any exercise.

Benefits and Perquisites

We provide the following benefits to our NEOs, generally on the same basis provided to our other employees: health, dental, and vision insurance, medical and dependent care flexible spending account, short- and long-term disability insurance, accidental death and dismemberment insurance, and a 401(k) plan. We match employee contributions to the 401(k) plan at a rate of 20% of each dollar contributed, up to 15% of annual pay, with a maximum contribution of $4,900 for fiscal 2026.

During fiscal 2026, we provided Mr. Liaw and Ms. Stearns with vehicle allowances for automobiles that may be used for personal purposes.

The Compensation Committee determined that Mr. Adair and, prior to the effectiveness of the Transition Agreement, Mr. Liaw were required to use corporate aircraft for all travel for corporate security reasons, including personal use. We determined the value of personal use of corporate-owned or leased aircraft based on the aggregate incremental cost to us for such use. Variable operating costs include fuel, certain maintenance costs, navigation fees, on-board catering, landing fees, crew travel expenses, and other miscellaneous variable costs. The total annual variable costs are divided by the annual number of hours the Company aircraft flew to derive an average variable cost per hour. This average variable cost per hour is then multiplied by the hours flown for personal use. Incremental costs do not include fixed costs that do not change based on usage, such as pilots’ salaries, the purchase costs of company-owned aircraft, insurance, scheduled maintenance, and non-trip related hangar expenses.

COPART, INC.	62	2026 PROXY STATEMENT

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Post-Employment Obligations

Each of our currently-employed NEOs is an “at will” employee. We are a party to a written employment agreement Ms. Stearns and, prior to the effectiveness of the Transition Agreement, with Mr. Liaw, each of which provides or provided, under certain circumstances, for certain payments upon involuntary termination of employment or resignation for “good reason” (as defined in the agreement). Our Compensation Committee believes the terms of the agreements are fair and reasonable and are in our best interests and in the best interests of our stockholders, because they reduce the potential distraction caused by the possibility of an involuntary termination or a change in control and thereby allow our NEOs to maintain continued focus and dedication to their responsibilities. For a description of the material terms of the agreements, please see “Employment Contracts and Severance Arrangements with Named Executive Officers” in the section entitled “Potential Post-Employment Payments Upon Termination or Change in Control” included in this proxy statement. Mr. Liaw ceased to be eligible for severance payments and benefits under his employment agreement following the effectiveness of the Transition Agreement.

Compensation Policies

Equity Grant Practices

Our Compensation Committee and Board have adopted a policy with respect to the grant of stock options and other equity incentive awards that generally prohibits the grant of stock options or other equity awards to executive officers during closed quarterly trading windows (as determined in accordance with our insider trading policy). In addition, the equity grant policy requires that all equity awards made to executive officers be approved at meetings of our Compensation Committee rather than by written consent of the Committee.

No Hedging or Pledging

Our insider trading policy precludes our officers, directors, employees, consultants, agents and contractors from engaging in short sales that involve our securities. The policy also precludes these individuals from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than compensatory awards that we issue to such individuals). This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding our securities. In addition, the policy generally prohibits covered individuals from pledging our securities as collateral for any loan (or as part of any other pledging transaction) or holding our common stock in margin accounts. In September 2025, our Board granted a waiver of the anti-pledging prohibition to Mr. Johnson, our Chairman of the Board, that allows him to pledge an amount not to exceed 20% of the shares that he beneficially owns as collateral for personal loans. Our Board considered the magnitude of Mr. Johnson’s share holdings of our common stock (both in terms of the absolute number of shares pledged and on a percentage basis relative to the number of shares outstanding); whether the number of shares pledged represents a material portion of Mr. Johnson’s holdings; and the extent to which the pledged securities, if any, would be subject to any forced sale requirements (including the timing associated with any such forced sale requirement). After taking those factors into account, our Board determined that Mr. Johnson’s unique facts and circumstances supported the reasonableness of the waiver it granted to him with respect to pledging our securities as collateral for personal loans.

Executive Officer Equity Ownership Policy

We have adopted an Executive Officer Equity Ownership Policy, which is designed to encourage our executive officers to build and maintain a meaningful equity ownership position in our stock, in order to better align the interests of our executive officers with the interests of our stockholders. The Executive Officer Equity Ownership Policy prohibits each of our executive officers from selling any shares of our stock that the executive officer directly or beneficially own unless, both before and after the proposed sale, the executive officer holds equity interests — including vested equity awards — with a fair market value as of the proposed transaction date greater than or equal to three times the cash portion of the executive officer’s then-current annual salary. We are in full compliance with our Executive Officer Equity Ownership Policy.

COPART, INC.	63	2026 PROXY STATEMENT

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officer Claw-Back Policy

In September 2023, our Board adopted an executive officer compensation recovery, or “claw-back” policy to comply with the requirements of the Dodd-Frank Act, as implemented by Nasdaq rules and the Securities and Exchange Commission’s rules and regulations. The policy allows us to recover certain cash or equity-based incentive compensation payments or awards made or granted to an executive officer in the event we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (an “Accounting Restatement”). The policy covers cash or equity-based compensation that is granted, earned, or vested based wholly or in part upon the attainment of a company financial reporting measure (including stock price or total stockholder return). Recovery under the policy applies to incentive compensation subject to the policy that is received (i) on or after October 2, 2023, (ii) by a person after such individual became an executive officer and the person served as an executive officer at any time during the performance period to which the incentive compensation applies and (iii) during the three completed fiscal years immediately preceding the earliest to occur of (A) the date our Board, a committee of our Board or one or more of our officers authorized to take such action if action by our Board is not required, concludes, or reasonably should have concluded, that we are required to prepare an Accounting Restatement and (B) the date a court, regulator, or other legally authorized body directs us to prepare an Accounting Restatement. In addition, no recovery can be made unless the executive officer received incentive compensation that exceeds the amount of incentive compensation that otherwise would have been received had such incentive compensation been determined based on the restated amounts. The full text of our “claw-back” policy is included as Exhibit 97.1 to our annual report on Form 10-K for the fiscal year ended July 31, 2026.

Other Considerations

Section 409A of the Internal Revenue Code

Section 409A imposes additional significant taxes in the event an executive officer, director, or other service provider for the Company receives “deferred compensation” that does not satisfy the requirements of section 409A. Although we do not maintain a traditional deferred compensation plan, section 409A may apply to certain severance arrangements and equity awards. Consequently, to assist the affected employee in avoiding additional tax and penalties under section 409A, we developed the severance arrangements described above in “Post-Employment Obligations” to either avoid the application of section 409A or, to the extent doing so is not possible, comply with the applicable section 409A requirements.

COPART, INC.	64	2026 PROXY STATEMENT

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement immediately above. Based on this review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our annual report on Form 10-K for the fiscal year ended July 31, 2026.

COMPENSATION COMMITTEE

Daniel J. Englander, Chairman

Matt Blunt

Steven D. Cohan

Cherylyn Harley LeBon

Thomas N. Tryforos

The preceding Compensation Committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101), other than as provided in Item 407(d) of Regulation S-K, or to the liabilities of section 18 of the Exchange Act (15 U.S.C. 78r), except to the extent we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act. Such information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference.

COPART, INC.	65	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES
Equity Award Timing Procedures
In accordance with Item 402(x) of Regulation S-K, we are providing information regarding our procedures related to the grant of certain equity awards close in time to the release of material non-public information. Although we do not have a formal policy or obligation that requires us to award equity or equity-based compensation on specific dates, our Compensation Committee and Board have adopted a policy with respect to the grant of stock options and other equity incentive awards that generally prohibits the grant of stock options or other equity awards to executive officers during closed quarterly trading windows (as determined in accordance with our insider trading policy). Our insider trading policy also prohibits directors, officers and employees from trading in our common stock while in possession of or on the basis of material non-public information about us. Neither our Board nor our Compensation Committee takes material non-public information into account when determining the timing of equity awards, nor do we time the disclosure of material non-public information for the purpose of impacting the value of executive compensation. We generally issue equity awards to our executive officers on a limited and infrequent basis, and not in accordance with any fixed schedule.
During fiscal 2026, there were no equity awards to any named executive officers within the period commencing four business days preceding and ending one business day following the filing of a periodic report on a Form
10-K,
Form 10-Q,
or Form
8-K
disclosing material nonpublic information regarding the Company.
Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of
Regulation S-K, we
are providing the following information about the relationship of the median annual total compensation of our employees and the annual total compensation of Jeffrey Liaw, former chief executive officer. We believe our compensation practices and level of compensation are appropriate and competitive with opportunities in our industry, in each of the geographic markets in which we operate, and at all levels of the organization.
For fiscal year 2026, our last completed fiscal year:

•	the median of the annual total compensation of all employees of our company (other than our chief executive officer), was $48,661; and

•	the annual total compensation of Jeffrey Liaw, our former chief executive officer, as reported in our 2026 Summary Compensation Table, was $2,064,740.
Based on this information, for fiscal year 2026, the ratio of the annual total compensation of Mr. Liaw, our former chief executive officer, to the median annual total compensation of employees was 42 to 1. These pay ratios are reasonable estimates calculated in a manner consistent with Item 402(u) of
Regulation S-K.
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments, and estimates that we used were as follows:

•	We selected June 30, 2026 as the date upon which we would identify the median employee.

•
As of June 30, 2026, our employee population consisted of approximately 11,900 individuals, including employees in Bahrain, Brazil, Canada, Finland, Germany, India, Oman, the Republic of Ireland, Spain, the United Arab Emirates, the United Kingdom, and the United States. All of these employees were included in the determination of the median employee.

•	To identify the “median employee” from our employee population, we used actual pay earnings from July 1, 2025 through June 30, 2026 (the “compensation measure”).

•	The compensation measure included base salary (including any paid overtime) and bonus payments.

•	We annualized the base salary of all permanent employees who did not work for us or our subsidiaries for the entire twelve-month period ending June 30, 2026.

COPART, INC.	6 7	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

•	Amounts paid in foreign currency were converted into United States dollars using average exchange rates in effect during the twelve-month period ending June 30, 2026.

•
With respect to the annual total compensation of the “median employee,” we identified and calculated the elements of such employee’s compensation for fiscal year 2026 in accordance with the requirements of Item 402(c)(2)(x) of
Regulation S-K, resulting
in annual total compensation of $48,661.

•	With respect to the annual total compensation for our chief executive officer, we used the amount reported in the “Total” column of our 2026 Summary Compensation Table.

COPART, INC.	6 8	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

Fiscal Year 2026 Summary Compensation Table

The following table sets forth information regarding all of the compensation awarded to, earned by, or paid to (i) A. Jayson Adair, executive chairman and chief executive officer, (ii) Jeffrey Liaw, our former chief executive officer, and (iii) Leah C. Stearns, our senior vice president and chief financial officer. We refer to these officers as the “named executive officers”, or “NEOs”.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)

A. Jayson Adair Executive Chairman and Chief Executive Officer	2026	1	—	—	—	351,385	(3)	351,386
	2025	1	—	—	—	432,171		432,172
	2024	1	—	—	—	845,411		845,412

Jeffrey Liaw Former Chief Executive Officer	2026	900,000	—	—	1,093,400	71,340	(4)	2,064,740
	2025	900,000	—	—	1,093,400	79,292		2,072,692
	2024	900,000	—	—	1,093,400	98,940		2,092,340

Leah C. Stearns Senior Vice President and Chief Financial Officer	2026	601,000	—	2,890,718	475,000	13,719	(5)	3,980,437
	2025	580,591	—	—	464,000	11,714		1,056,305
	2024	563,327	—	3,275,415	450,481	12,664		4,301,887

(1)

The figures shown in the “Salary” column of this table reflect the amount actually received by the NEO as base salary during a specified year, not the NEO’s annual rate of pay for the applicable year. The rates of pay are most likely higher than amounts shown if an NEO began employment with us during a particular year or if an NEO received a salary increase during the year.

(2)

Amounts shown do not reflect compensation actually received by the named executive officers. Instead, amounts shown represent the grant date fair values of awards computed in accordance with ASC Topic 718. The values shown in this column do not represent the amounts that may eventually be realized by the NEOs. The amounts reported do not include any reduction in the value of the awards for the possibility of forfeiture. Assumptions used in the calculation of these amounts are included in Note 12, “Stockholders’ Equity” to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended July 31, 2026.

(3)

Consists of $327,904 related to Mr. Adair’s personal use of the company’s aircraft during fiscal 2026, and $23,481 in medical, dental, and vision benefits during fiscal year 2026. We determine the value of personal use of corporate-owned or leased aircraft based on the aggregate incremental cost to us for such use. We calculate the incremental cost to the company for personal use of company aircraft based on the average variable operating costs to the company. Variable operating costs include fuel, certain maintenance costs, navigation fees, on-board catering, landing fees, crew travel expenses, and other miscellaneous variable costs. The total annual variable costs are divided by the annual number of hours the company aircraft flew to derive an average variable cost per hour. This average variable cost per hour is then multiplied by the hours flown for personal use. Incremental costs do not include fixed costs that do not change based on usage, such as pilots’ salaries, the purchase cost of company-owned aircraft, insurance, scheduled maintenance, and non-trip related hangar expenses.

(4)

Consists of $9,000 related to an automobile allowance during fiscal year 2026, $51,886 related to Mr. Liaw’s personal use of the company’s aircraft during fiscal 2026, and $10,454 in employer-paid contributions to Copart’s 401(k) retirement savings plan on behalf of Mr. Liaw.

(5)	Consists of $9,000 related to an automobile allowance during fiscal year 2026, and $4,719 in employer-paid contributions to Copart’s 401(k) retirement savings plan on behalf of Ms. Stearns.

COPART, INC.	69	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

Grants of Plan-Based Awards in Fiscal Year 2026

The following table presents information concerning grants of plan-based awards to each of the named executive officers during the fiscal year ended July 31, 2026.

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
		Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)

A. Jayson Adair	—	—	—	—	—	—	—	—	—	—

Jeffrey Liaw	—	1,023,000	1,100,000	1,177,000	—	—	—	—	—	—

Leah C. Stearns	—	447,144	480,800	514,456	—	—	—	—	—	—

	9/16/2025(2)	—	—	—	—	—	—	75,000	46.57	21.18

	9/16/2025(3)	—	—	—	—	75,000	—	—	46.57	17.36

(1)

Amounts shown represent the grant date fair values of awards of stock options granted in fiscal year 2026, which were computed in accordance with ASC Topic 718. There can be no assurances that the amounts disclosed will ever be realized. Assumptions used in the calculation of these amounts are included in Note 12, “Stockholders’ Equity”, to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended July 31, 2026.

(2)

Represents an award of stock options. Ms. Stearns’ option award vests 20% on the one-year anniversary of the grant date, and the balance vests monthly at a rate of 1/48 per month over the 48 months succeeding such one-year anniversary, subject to Ms. Stearns’ continued service to us on each such vesting date.

(3)

Represents an award of stock options. Ms. Stearns’ option award vests 20% on the one-year anniversary of the grant date, and the balance vests monthly at a rate of 1/48 per month over the 48 months succeeding such one-year anniversary, subject to Ms. Stearns’ continued service to us on each such vesting date. Ms. Stearns’ option award also contains a separate performance-based condition, such that none of these options will be exercisable unless the closing price of our common stock on Nasdaq is greater than or equal to $58.21 per share (which is an amount equivalent to 125% of the exercise price of the options), both (i) at the time of exercise, and (ii) at the close of trading on each of the 20 consecutive trading days prior to the date of exercise.

COPART, INC.	70	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

Outstanding Equity Awards at 2026 Fiscal Year End

The following table presents certain information concerning stock option awards held by the NEOs as of July 31, 2026. This table includes unexercised and unvested stock option awards. Each stock option grant is shown separately for each NEO.

	Option Awards
Named Executive Officer	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options		Option Exercise Price ($)	Option Expiration Date

A. Jayson Adair	6/12/2020	4,000,000	(1)	—		—		21.26	6/12/2030

Jeffrey Liaw	—	—		—		—		—	—

	10/4/2017	177,785	(2)	—		—		8.70	10/4/2027

	3/7/2019	600,000	(2)	—		—		14.57	3/7/2029

	3/9/2021	640,000	(2)	—		—		26.58	3/9/2031

	4/1/2022	1,700,000		—		300,000	(3)	31.42	4/1/2032

Leah C. Stearns	12/5/2022	43,000		17,000	(4)	—		32.85	12/5/2032

	12/5/2022	215,000		—		85,000	(5)	32.85	12/5/2032

	11/24/2023	40,000		35,000	(6)	—		50.81	11/24/2033

	11/24/2023	40,000		—		35,000	(7)	50.81	11/24/2033

	9/16/2025	—		75,000	(6)	—		46.57	9/16/2035

	9/16/2025	—		—		75,000	(8)	46.57	9/16/2035

(1)

Mr. Adair’s option award is fully vested with respect to time-based vesting. Mr. Adair’s option award also contains a separate performance-based condition, such that no options will be exercisable unless and until the closing price of our common stock on Nasdaq is greater than or equal to $26.58 per share (which is an amount equivalent to 125% of the exercise price of the options) both (i) at the time of exercise, and (ii) at the close of trading on each of the 20 consecutive trading days prior to the date of exercise.

(2)	This option award is fully vested.
(3)

Mr. Liaw’s option award vests 20% on the one-year anniversary of the grant date, and the balance vests monthly at a rate of 1/48 per month over the 48 months succeeding such one-year anniversary, subject to Mr. Liaw’s continued service to us on each such vesting date.

(4)

Ms. Stearns’ option award vests 20% on the one-year anniversary of the grant date, and the balance vests monthly at a rate of 1/48 per month over the 48 months succeeding such one-year anniversary, subject to Ms. Stearns’ continued service to us on each such vesting date.

(5)

Ms. Stearns’ option award vests 20% on the one-year anniversary of the grant date, and the balance vests monthly at a rate of 1/48 per month over the 48 months succeeding such one-year anniversary, subject to Ms. Stearns’ continued service to us on each such vesting date. Ms. Stearns’ option award also contains a separate performance-based condition, such that none of these options will be exercisable unless the closing price of our common stock on Nasdaq is greater than or equal to $41.06 per share (which is an amount equivalent to 125% of the exercise price of the options) both (i) at the time of exercise, and (ii) at the close of trading on each of the 20 consecutive trading days trading prior to the date of exercise.

(6)

Ms. Stearns’ option award vests 20% on the one-year anniversary of the grant date, and the balance vests monthly at a rate of 1/48 per month over the 48 months succeeding such one-year anniversary, subject to Ms. Stearns’ continued service to us on each such vesting date.

(7)

Ms. Stearns’ option award vests 20% on the one-year anniversary of the grant date, and the balance vests monthly at a rate of 1/48 per month over the 48 months succeeding such one-year anniversary, subject to Ms. Stearns’ continued service to us on each such vesting date. Ms. Stearns’ option award also contains a separate performance-based condition, such that none of these options will be exercisable unless the closing price of our common stock on Nasdaq is greater than or equal to $63.51 per share (which is an amount equivalent to 125% of the exercise price of the options) both (i) at the time of exercise, and (ii) at the close of trading on each of the 20 consecutive trading days trading prior to the date of exercise.

(8)

Ms. Stearns’ option award vests 20% on the one-year anniversary of the grant date, and the balance vests monthly at a rate of 1/48 per month over the 48 months succeeding such one-year anniversary, subject to Ms. Stearns’ continued service to us on each such vesting date. Ms. Stearns’ option award also contains a separate performance-based condition, such that none of these options will be exercisable unless the closing price of our common stock on Nasdaq is greater than or equal to $58.21 per share (which is an amount equivalent to 125% of the exercise price of the options) both (i) at the time of exercise, and (ii) at the close of trading on each of the 20 consecutive trading days trading prior to the date of exercise.

COPART, INC.	71	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

The following table presents certain information concerning restricted stock unit awards held by the NEOs at July 31, 2026. This table includes vested and unvested restricted stock unit awards.

	Stock Awards
Named Executive Officer	Grant Date	Number of Shares or Units of Stock that Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)

A. Jayson Adair	—	—		—

Jeffrey Liaw	04/01/2022	30,000	(2)	873,600

Leah C. Stearns	12/05/2022	36,000	(3)	1,048,320

(1)	Based on the $29.12 closing price of a share of our common stock on Nasdaq on July 31, 2026.
(2)

Represents an award of restricted stock units. Mr. Liaw’s restricted stock units award vested 20% on the first anniversary of the grant date, and the balance vests monthly at a rate of 1/48 per month over the 48 months succeeding such one-year anniversary, subject to Mr. Liaw’s continued service to us on each such vesting date.

(3)

Represents an award of restricted stock units. Ms. Stearns’ restricted stock units award vests 20% on the first anniversary of the grant date, and the balance vests each three-month quarter thereafter (on the same day of the last month in the quarter as the vesting commencement date) at a rate of 1/16 per quarter over the 16 quarters succeeding such one-year anniversary, subject to Ms. Stearns’ continued service to us on each such vesting date.

Option Exercises and Stock Vested in Fiscal Year 2026

The following table provides certain information concerning the exercise of stock options and vesting of restricted stock units by each of the NEOs during the fiscal year ended July 31, 2026, including the value realized, before payment of any applicable withholding tax and broker’s commissions.

	Option Awards		Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

A. Jayson Adair	—	—	—	—

Jeffrey Liaw	199,104	5,463,811	40,000	1,555,928

Leah C. Stearns	—	—	24,000	937,620
(1)

Value realized on exercise is calculated as the difference between the market price of the underlying shares on the exercise date and the exercise price of the option, multiplied by the number of shares for which the option was exercised.

Pension Benefits and Non-Qualified Deferred Compensation

We did not maintain any defined benefit pension plans or defined contribution plans, other than our tax-qualified 401(k) plan, during our fiscal year ended July 31, 2026. No named executive officers participated in a non-qualified deferred compensation plan during the fiscal year ended July 31, 2026.

Potential Post-Employment Payments upon Termination or Change in Control

Employment Contracts and Severance Arrangements with Named Executive Officers

See “Executive Summary—CEO Transition and Separation Arrangement with Mr. Liaw” for more information on the transition and separation arrangement with Mr. Liaw.

Ms. Stearns’ employment agreement provides that in the event her employment is involuntarily terminated other than for disability or “cause” or she resigned from her employment for “good reason” (as defined in the employment agreement), and conditioned on her executing a severance agreement and release of claims, she would be entitled to a lump sum payment equal to fifty percent (50%) of her then-current annual base salary, less applicable tax withholding. Her employment agreement also provided that in the event her employment was terminated for any reason other than as previously described, including by reason of death or disability or “cause,” then she would be entitled to receive severance benefits as provided under our then-existing severance and benefit plans and policies at the time of termination.

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In Ms. Stearns’ employment agreement, “cause” means any of the following: (i) willful or grossly negligent failure to substantially perform his duties; (ii) commission of gross misconduct which is injurious to us; (iii) breach of a material provision of the employment agreement or agreements incorporated therein; (iv) material violation of a federal or state law or regulation applicable to our business; (v) misappropriation or embezzlement of our funds or an act of fraud or dishonesty upon us made by the executive; (vi) conviction of, or plea of nolo contendere to, a felony; or (vii) continued failure to comply with directives of senior management.

In Ms. Stearns’ employment agreement, “good reason” means Ms. Stearns’ resignation, if one or more of the following events shall have occurred without her consent (and following any applicable cure period): without the executive’s prior written consent, (i) the assignment to the executive of any duties or the reduction of the executive’s duties, either of which results in a material diminution in the executive’s position or responsibilities in effect immediately prior to such assignment, or the removal of the executive from such position and responsibilities; (ii) a material reduction by us in her base salary as in effect immediately prior to such reduction; or (iii) any material breach by us of any material provision of the employment agreement.

Change in Control Provisions

Our Amended and Restated 2007 Equity Incentive Plan does not provide for the acceleration of outstanding options or other equity incentive awards in the event of a change in control (as defined in the plans), except in the limited circumstance where the successor corporation does not assume our outstanding options. When a successor corporation does not assume our options in the event of an acquisition or merger, the optionee will have the right to exercise the option or stock purchase right as to all the shares underlying the applicable options, including shares not otherwise vested or exercisable. The right to exercise the option or stock purchase right applies to all of our employees, including our named executive officers.

Potential Payments upon Termination or Change in Control

Ms. Stearns was our only named executive officer who had an employment agreement as of July 31, 2026.

Mr. Liaw entered into the Transition Agreement as of June 25, 2026, which superseded his employment agreement with respect to, among other things, severance and change in control provisions. Quantification of amounts pursuant to the Transition Agreement are described above in the description of the Transition Agreement.

Ms. Pocock became an executive officer in August 2026 and therefore was not a named executive officer for the fiscal year ended July 31, 2026.

On the assumption that an involuntary termination of employment (including resignation for “good reason”) of Ms. Stearns took place on July 31, 2026, whether before or after a change in control, Ms. Stearns would have been entitled to receive a lump-sum severance payment totaling $300,500, the equivalent of fifty percent (50%) of her then-current base salary, less applicable tax withholding.

Mr. Adair does not have an employment or severance agreement and would not be entitled to any incremental payments upon termination or change in control beyond the general plan-wide provision described above.

In addition our 2007 Equity Incentive Plan provides that equity awards will fully vest and become exercisable if equity awards are not assumed or substituted for in a change in control in control. The table below shows the value of such

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EXECUTIVE COMPENSATION TABLES

equity award acceleration for our named executive officers assuming a change in control occurred on July 31, 2026, and equity awards were not assumed or substituted for.

	Stock Options		Restricted Stock Units		Total ($)
Named Executive Officer	Unvested Options (#)	Value of Acceleration ($)(1)	Unvested RSUs (#)	Value of Acceleration ($)(2)

A. Jayson Adair	—	—	—	—	—

Jeffrey Liaw	300,000	—	30,000	$873,600	$873,600

Leah C. Stearns	322,000	—	36,000	$1,048,320	$1,048,320

(1)

Represents, for each unvested option (including options subject to a premium price hurdle that had not yet been satisfied), the excess, if any, of the $29.12 closing price of a share of our common stock on Nasdaq on July 31, 2026 over the option exercise price, multiplied by the number of shares subject to the option. All unvested options held by Mr. Liaw (exercise price of $31.42) and Ms. Stearns (exercise prices ranging from $32.85 to $50.81) had exercise prices above the closing price and therefore had no value. Mr. Adair’s option was fully vested as to its service-based vesting condition as of July 31, 2026 and is therefore not included.

(2)

Based on the number of unvested restricted stock units held on July 31, 2026, as shown in the Outstanding Equity Awards at 2026 Fiscal Year End table above, multiplied by the $29.12 closing price of a share of our common stock on Nasdaq on July 31, 2026.

Equity Compensation Plan Information

The following table provides information as of July 31, 2026 with respect to shares of our common stock that may be issued upon the exercise of options and similar rights under our 2014 Employee Stock Purchase Plan and our 2007 Equity Incentive Plan, as amended and restated.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(1)		Number of Securities Remaining Available for Future Issuances Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)

Equity compensation plans approved by security holders	18,086,169	(2)	$23.87	(3)	21,225,659	(4)

Equity compensation plans not approved by security holders	—		—		—

Total	18,086,169		$23.87		21,225,659

(1)

We are unable to ascertain with specificity the number of securities to be issued upon exercise of outstanding rights under the 2014 Employee Stock Purchase Plan or the weighted average exercise price of outstanding rights under that plan. Accordingly, no such securities are included in the table. The 2014 Employee Stock Purchase Plan provides that shares of our common stock may be purchased at a per share price equal to 85% of the fair market value of the common stock on the beginning of the offering period or a purchase date applicable to such offering period, whichever is lower.

(2)

Reflects the number of shares of common stock to be issued under the 2007 Equity Incentive Plan, as amended and restated, upon (i) exercise of outstanding stock options, (ii) vesting of restricted stock awards, and (iii) vesting of restricted stock units.

(3)	Reflects weighted average exercise price of outstanding stock options under the 2007 Equity Incentive Plan, as amended and restated.
(4)	Consists entirely of securities available for future issuance under the 2007 Equity Incentive Plan, as amended and restated.

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EXECUTIVE COMPENSATION TABLES

Pay Versus Performance
In this section, as required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about “compensation actually paid” and the financial performance of the Company. The following table shows, for the past five fiscal years, the total compensation as reported in the Summary Compensation Table for our principal executive officers (“PEOs”) and the average for our other Named Executive Officers (“NEOs”), the compensation actually paid to our PEOs and, on an average basis, our other NEOs, our Total Shareholder Return (“TSR”), the TSR of the NASDAQ Industrial Index (our “Peer Group TSR”), our Net Income, and our company-selected measure for fiscal year 2026, Operating Income. To determine compensation actually paid, we are required to make various adjustments to amounts that have been reported in the Summary Compensation Table, as the SEC’s rule for calculating compensation actually paid emphasizes the changes in fair value of equity awards under applicable financial accounting standards (as further detailed in footnotes below).

Year	Summary Compensation Table Total for PEO Adair	Summary Compensation Table Total for PEO Liaw	Comp Actually Paid to PEO Adair	Comp Actually Paid to PEO Liaw	Average Summary Compensation Table Total for Non-PEO NEOs	Average Comp Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On:		Net Income $000	Standalone Copart Operating Income $000
							Copart TSR $	NASDAQ Industrial Index $

2026	N/A	2,064,740	N/A	(5,172,956)	2,165,912	(278,273)	79.24	115.61	$1,484,270	$1,652,590

2025	N/A	$2,072,692	N/A	$(1,937,010)	$744,238	$859,099	123.35	108.15	$1,552,449	$1,696,714

2024	$845,412	$2,092,340	$8,724,928	$13,292,945	$4,301,887	$7,195,760	142.39	90.05	$1,363,020	$1,572,023

2023	$384,576	$2,009,000	$18,077,203	$26,392,599	$3,526,831	$2,073,099	120.26	85.41	$1,237,741	$1,486,569

2022	$265,134	$30,997,606	$(9,502,692)	$28,889,641	$359,978	$(2,285,817)	87.14	81.75	$1,090,130	$1,374,997

(1)
Mr. Adair, in his capacity as co-chief executive officer, served as the company’s co-PEO for the years 2022, 2023, and 2024 and transitioned to serving as the company’s executive chairman in 2024. Mr. Adair again became our chief executive officer effective July 31, 2026 but is treated as a non-PEO NEO for fiscal 2026 for purposes of this disclosure.

(2)
Mr. Liaw, in his capacity as co-chief executive officer, served as the company’s co-principal executive officer for the years 2022, 2023 and 2024, and in his capacity as chief executive officer, is the company’s principal executive officer for the year 2025 and 2026.

(3)
Reflects the value of the equity calculated in accordance with the SEC methodology for determining compensation actually paid for each year shown. We estimate the fair values for stock options using the Black-Scholes-Merton option pricing model, for strictly time-based options, and the Hull-White binomial lattice and a Monte Carlo simulation for performance-based stock options. The assumptions used for purposes of calculating fair values of options as of the vest date or fiscal year-end date are the same as the assumptions used for purposes of calculating the grant date fair value of options, except that we determine expected lives of options based on the “simplified method” using an average of the remaining vest and remaining term, as of the vest date or fiscal year-end date, and the risk-free rate is based on the Treasury Constant Maturity rate closest to the remaining expected life, as of the vest date or fiscal year-end date.

(4)
The remaining non-PEO named executive officers are (i) for fiscal 2022, John North, (ii) for fiscal 2023, Leah C. Stearns, Gavin Renfrew, and John North, (iii), for fiscal 2024, Leah C. Stearns, (iv) for fiscal 2025, A. Jayson Adair and Leah C. Stearns, and (v) for fiscal 2026, A. Jayson Adair and Leah C. Stearns. Compensation for our non-PEO named executive officers reflects the amounts in the summary compensation table for the respective years.

(5)
Adjustments to total compensation for Mr. Adair for fiscal 2024 as reported in the summary compensation table consist of: (a) $0 deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the summary compensation table; (b) $0 increase based on the fair value of equity awards granted in fiscal 2024 that remained outstanding and unvested as of July 31, 2024; (c) $4,365,175 increase for equity awards granted in prior fiscal years that remained outstanding and unvested as of July 31, 2024, determined based on the change in fair value of such awards from July 31, 2023, to July 31, 2024; and (d) $3,537,613 increase for awards granted in prior fiscal years that vested in fiscal 2024, determined based on the change in fair value of such awards from July 31, 2023, to the vest date.

(6)
Adjustments to total compensation for Mr. Adair for fiscal 2023 as reported in the summary compensation table consist of: (a) $0 deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the summary compensation table; (b) $0 increase based on the fair value of equity awards granted in fiscal 2023 that remained outstanding and unvested as of July 31, 2023; (c) $15,613,746 increase for equity awards granted in prior fiscal years that remained outstanding and unvested as of July 31, 2023, determined based on the change in fair value of such awards from July 31, 2022, to July 31, 2023; and (d) $2,078,881 increase for awards granted in prior fiscal years that vested in fiscal 2023, determined based on the change in fair value of such awards from July 31, 2022, to the vest date.

(7)
Adjustments to total compensation for Mr. Adair for fiscal 2022 as reported in the summary compensation table consist of: (a) $0 deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the summary compensation table; (b) $0 increase based on the fair value of equity awards granted in fiscal 2022 that remained outstanding and unvested as of July 31, 2022; (c) $7,367,408 deduction for equity awards granted in prior fiscal years that remained outstanding and unvested as of July 31, 2022, determined based on the change in fair value of such awards from July 31, 2021, to July 31, 2022; and (d) $2,400,418 deduction for awards granted in prior fiscal years that vested in fiscal 2022, determined based on the change in fair value of such awards from July 31, 2021, to the vest date.

(8)
Adjustments to total compensation for Mr. Liaw for fiscal 2026 as reported in the summary compensation table consist of: (a) $0 for amounts reported under the “Stock Awards” and “Option Awards” columns in the summary compensation table; (b) $0 based on the fair value of equity awards granted in fiscal 2026 that remained outstanding and unvested as of July 31, 2026; (c) $4,473,712 deduction for equity awards granted in prior fiscal years that remained outstanding and unvested as of July 31, 2026, determined based on the change in fair value of such awards from July 31, 2025, to July 31, 2026; (d) $2,763,984 deduction for awards granted in prior fiscal years that vested in fiscal 2026, determined based on the change in fair value of such awards from July 31, 2025, to the vest date.

(9)
Adjustments to total compensation for Mr. Liaw for fiscal 2025 as reported in the summary compensation table consist of: (a) $0 deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the summary compensation table; (b) $0 increase based on the fair value of equity awards granted in

COPART, INC.	75	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

fiscal 2025 that remained outstanding and unvested as of July 31, 2025; (c) $5,164,810 deduction for equity awards granted in prior fiscal years that remained outstanding and unvested as of July 31, 2025 determined based on the change in fair value of such awards from July 31, 2024, to July 31, 2025; (d) $1,155,108 increase for awards granted in prior fiscal years that vested in fiscal 2025, determined based on the change in fair value of such awards from July 31, 2024, to the vest date.

(10)
Adjustments to total compensation for Mr. Liaw for fiscal 2024 as reported in the summary compensation table consist of: (a) $0 deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the summary compensation table; (b) $0 increase based on the fair value of equity awards granted in fiscal 2024 that remained outstanding and unvested as of July 31, 2024; (c) $8,483,535 increase for equity awards granted in prior fiscal years that remained outstanding and unvested as of July 31, 2024, determined based on the change in fair value of such awards from July 31, 2023, to July 31, 2024; (d) $2,717,069 increase for awards granted in prior fiscal years that vested in fiscal 2024, determined based on the change in fair value of such awards from July 31, 2023, to the vest date.

(11)
Adjustments to total compensation for Mr. Liaw for fiscal 2023 as reported in the summary compensation table consist of: (a) $0 deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the summary compensation table; (b) $0 increase based on the fair value of equity awards granted in fiscal 2023 that remained outstanding and unvested as of July 31, 2023; (c) $20,842,523 increase for equity awards granted in prior fiscal years that remained outstanding and unvested as of July 31, 2023, determined based on the change in fair value of such awards from July 31, 2022, to July 31, 2023; (d) $3,541,076 increase for awards granted in prior fiscal years that vested in fiscal 2023, determined based on the change in fair value of such awards from July 31, 2022, to the vest date.

(12)
Adjustments to total compensation for Mr. Liaw for fiscal 2022 as reported in the summary compensation table consist of: (a) $29,362,547 deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the summary compensation table; (b) $31,386,290 increase based on the fair value of equity awards granted in fiscal 2022 that remained outstanding and unvested as of July 31, 2022; (c) $2,388,565 deduction for equity awards granted in prior fiscal years that remained outstanding and unvested as of July 31, 2022, determined based on the change in fair value of such awards from July 31, 2021, to July 31, 2022; (d) $1,743,143 deduction for awards granted in prior fiscal years that vested in fiscal 2022, determined based on the change in fair value of such awards from July 31, 2021, to the vest date.

(13)
Adjustments to the non-PEO named executive officers’ average total compensation for fiscal 2026 as reported in the summary compensation table consist of: (a) $1,445,359 deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the summary compensation table; (b) $653,463 addition based on the fair value of equity awards granted in fiscal 2026 that remained outstanding and unvested as of July 31, 2026; (c) $1,304,334 deduction for equity awards granted in prior fiscal years that remained outstanding and unvested as of July 31, 2026, determined based on the change in fair value of such awards from July 31, 2025, to July 31, 2026; (d) $347,954 decrease for awards granted in prior fiscal years that vested in fiscal 2026, determined based on the change in fair value of such awards from July 31, 2025, to the vest date.

(14)
Adjustments to the non-PEO named executive officers’ average total compensation for fiscal 2025 as reported in the summary compensation table consist of: (a) $0 deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the summary compensation table; (b) $0 deduction based on the fair value of equity awards granted in fiscal 2025 that remained outstanding and unvested as of July 31, 2025; (c) $1,007,263 deduction for equity awards granted in prior fiscal years that remained outstanding and unvested as of July 31, 2025, determined based on the change in fair value of such awards from July 31, 2024, to July 31, 2025; (d) $1,122,125 increase for awards granted in prior fiscal years that vested in fiscal 2025, determined based on the change in fair value of such awards from July 31, 2024, to the vest date.

(15)
Adjustments to the non-PEO named executive officers’ average total compensation for fiscal 2024 as reported in the summary compensation table consist of: (a) $3,275,415 deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the summary compensation table; (b) $3,319,268 increase based on the fair value of equity awards granted in fiscal 2024 that remained outstanding and unvested as of July 31, 2024; (c) $2,104,064 increase for equity awards granted in prior fiscal years that remained outstanding and unvested as of July 31, 2024, determined based on the change in fair value of such awards from July 31, 2023, to July 31, 2024; (d) $745,957 increase for awards granted in prior fiscal years that vested in fiscal 2024, determined based on the change in fair value of such awards from July 31, 2023, to the vest date.

(16)
Adjustments to the non-PEO named executive officers’ average total compensation for fiscal 2023 as reported in the summary compensation table consist of: (a) $3,059,232 deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the summary compensation table; (b) $4,468,612 increase based on the fair value of equity awards granted in fiscal 2023 that remain outstanding and unvested as of July 31, 2023; (c) $2,904,515 deduction for equity awards granted in prior fiscal years that remained outstanding and unvested as of July 31, 2023, determined based on the change in fair value of such awards from July 31, 2022, to July 31, 2023; (d) $41,403 increase for awards granted in prior fiscal years that vested in fiscal 2023, determined based on the change in fair value of such awards from July 31, 2022, to the vest date.

(17)
Adjustments to the non-PEO named executive officers’ average total compensation for fiscal 2022 as reported in the summary compensation table consist of: (a) $0 deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the summary compensation table; (b) $0 deduction based on the fair value of equity awards granted in fiscal 2022 that remained outstanding and unvested as of July 31, 2022; (c) $1,930,916 deduction for equity awards granted in prior fiscal years that remained outstanding and unvested as of July 31, 2022, determined based on the change in fair value of such awards from July 31, 2021, to July 31, 2022; (d) $714,879 deduction for awards granted in prior fiscal years that vested in fiscal 2022, determined based on the change in fair value of such awards from July 31, 2021, to the vest date.

(18)
Copart “TSR” represents the cumulative TSR for the Company and the Peer Group TSR represents the cumulative TSR of the Nasdaq Industrial index (which is the peer group we used for the stock performance graph required by item 201(e) of Regulation S-K included in our annual report on Form 10-k for the fiscal year ended July 31, 2026), as applicable, over the period beginning July 31, 2021, and ending as of the last day of fiscal 2022, fiscal 2023, fiscal 2024, fiscal 2025, or fiscal 2026, as applicable, as calculated in the manner prescribed by item 201(e) of Regulation S-K.

Compensation Actually Paid compared to TSR, net income, and adjusted operating income.
Compensation actually paid to A. Jayson Adair (i) increased in fiscal 2023 by $27,579,895, or 290%, from $(9,502,692) in fiscal 2022 to $18,077,203 in fiscal 2023, and (ii) decreased in fiscal 2024 by $(9,352,275), or 52%, from $18,077,203 in fiscal 2023 to $8,724,928 in fiscal 2024. Compensation actually paid to our PEO Jeffrey Liaw (i) decreased in fiscal 2023 by $(2,497,042), or 9%, from $28,889,641 in fiscal 2022 to $26,392,599 in fiscal 2023, (ii) decreased in fiscal 2024 by ($13,099,654) or 50% from $26,392,599 in fiscal year 2023 to $13,292,945 in fiscal year 2024, and (iii) decreased in fiscal 2025 by $(15,229,955), or 115%, from $13,292,945 in fiscal 2024 to $(1,937,010) in fiscal 2025, and (iv) decreased in fiscal 2026 by $3,235,946, or 167%, from $(1,937,010) in fiscal 2025 to $(5,172,956) in fiscal 2026. Average compensation actually paid to the remaining non-PEO named executive

COPART, INC.	76	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

officers (i) increased in fiscal 2023 by $4,358,916, or 191%, from $(2,285,817) in fiscal 2022 to $2,073,099 in fiscal 2023, (ii) increased in fiscal 2024 by $5,122,661, or 247%, from $2,073,099 in fiscal 2023 to $7,195,760 in fiscal 2024, (iii) decreased in fiscal 2025 by
$(6,336,661), or 88%, from $7,195,760 in fiscal 2024 to $859,099 in fiscal 2025, and (iv) decreased in fiscal 2026 by $1,137,372, or 132%, from $859,099 in fiscal 2025 to $(278,273) in fiscal 2026. Our cumulative TSR (i) increased in fiscal 2023 by $33.12, or 38%, from $87.
14
as of the end of fiscal 2022 to $120.26 as of the end of fiscal 2023, (ii) increased in fiscal 2024 by $22.13, or 18%, from $120.26 as of the end of fiscal 2023 to $142.39 as of the end of fiscal 2024, and (iii) decreased in fiscal 2025 by $(19.04), or 13%, from $142.39 as of the end of fiscal 2024 to $123.35 as of the end of fiscal 2025, and (iv) decreased in fiscal 2026 by $(44.11), or 36%, from $123.35 as of the end of fiscal 2025 to $79.24 as of the end of fiscal 2026. Our net income (i) increased in fiscal 2023 by $147,611, or 14%, from $1,090,130 in fiscal 2022 to $1,237,741 in fiscal 2023, (ii) increased in fiscal 2024 by $125,279, or 10%, from $1,237,741 in fiscal 2023 to $1,363,020 in fiscal 2024, and (iii) increased in fiscal 2025 by $189,429, or 14%, from $1,363,020 in fiscal 2024 to $1,552,449 in fiscal 2025, and (iv) decreased in fiscal 2026 by $(68,179), or (4%), from $1,552,449 in fiscal 2025 to $1,484,270 in fiscal 2026. Our operating income (i) increased in fiscal 2023 by $111,572, or 8%, from $1,374,997 in fiscal 2022 to $1,486,569 in fiscal 2023, (ii) increased in fiscal 2024 by $85,454, or 6%, from $1,486,569 in fiscal 2023 to $1,572,023 in fiscal 2024, and (iii) increased in fiscal 2025 by $124,691, or 8%, from $1,572,023 in fiscal 2024 to $1,696,714 in fiscal 2025, and (iv) decreased in fiscal 2026 by $(44,124), or (3%), from $1,696,714 in fiscal 2025 to $1,652,590 in fiscal 2026.

COPART, INC.	7 7	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

Copart TSR compared to NASDAQ Industrial Index
Our cumulative TSR of $79.24 for the five-year period ending July 31, 2026 was lower than our peer group TSR of $115.61 for the same period. As noted above, Our cumulative TSR (i) increased in fiscal 2023 by $33.12, or 38%, from $87.14 as of the end of fiscal 2022 to $120.26 as of the end of fiscal 2023, (ii) increased in fiscal 2024 by $22.13, or 18%, from $120.26 as of the end of fiscal 2023 to $142.39 as of the end of fiscal 2024, and (iii) decreased in fiscal 2025 by $(19.04), or 13%, from $142.39 as of the end of fiscal 2024 to $123.35 as of the end of fiscal 2025, and (iv) decreased in fiscal 2026 by $(44.11), or 36%, from $123.35 as of the end of fiscal 2025 to $79.24 as of the end of fiscal 2026. Our peer group’s cumulative TSR (i) increased in fiscal 2023 by $3.66, or 4%, from $81.75 as of the end of fiscal 2022 to $85.41 as of the end of fiscal 2023, (ii) increased in fiscal 2024 by $4.64, or 5%, from $85.41 as of the end of fiscal 2023 to $90.05 as of the end of fiscal 2024, (iii) increased in fiscal 2025 by $18.10, or 20%, from $90.05 as of the end of fiscal 2024 to $108.15 as of the end of fiscal 2025, and (iv) increased in fiscal 2026 by $7.46, or 7%, from $108.15 as of the end of fiscal 2025 to $115.61 as of the end of fiscal 2026.

COPART, INC.	7 8	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TAB
LES

2026 financial performance measures.
The financial performance measures listed below represent an unranked list of the “most important” financial performance measures linking compensation actually paid to the named executive officers for fiscal 2026 and Company performance. We do not consider any one of the following financial performance measures to be the most important measure for the Company or its executive compensation program.

•	Net Income

•	Operating Income

•	Stock Price

COPART, INC.	79	2026 PROXY STATEMENT

***Related Party Transactions** and*
***Delinquent Section -** 16(a) Reports*

2026

RELATED PERSON TRANSACTIONS AND DELINQUENT SECTION 16(A) REPORTS

Audit Committee Approval Policy

Our Audit Committee is responsible for the review, approval, or ratification of “related person transactions” between us and in which any person had or will have a direct or indirect material interest. Under SEC rules, a related person is any person who is or was since the beginning of the last fiscal year a director, officer, nominee for director, or 5% stockholder of Copart (and any of his or her immediate family members).

Our Audit Committee has adopted a written policy with respect to related person transactions. Under the policy, any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our Audit Committee for review, consideration, and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

Related Person Transactions

From the beginning of fiscal 2026 and to October 22 of fiscal 2027, we engaged in the related person transactions described in this section, all of which were reviewed and approved in advance by our Audit Committee. We believe that the terms of these transactions were no less favorable to us than could have been obtained from unaffiliated third parties.

Related Party Employment

We employ Brett Adair, the brother of A. Jayson Adair, our executive chairman and chief executive officer, in a non-executive officer position. In fiscal 2026, we paid Mr. Brett Adair a total of $421,028, consisting of $255,028 in base salary, and $160,000 as a cash bonus. Mr. Brett Adair’s cash bonus was earned in fiscal 2026 and paid in fiscal 2027. In addition, Mr. Brett Adair is given a monthly automobile expense allowance of $500, and from time to time, A. Jayson Adair invites Mr. Brett Adair to accompany him on the Company’s aircraft for personal use in accordance with our Corporate Aircraft Personal Use Policy.

We employ Diane Yassa, daughter of James E. Meeks, a member of our Board, in a non-executive officer position. In fiscal 2026, we paid Ms. Yassa a total of $329,837, consisting of $244,837 in base salary, and $85,000 as a cash bonus. Ms. Yassa’s cash bonus was earned in fiscal 2026 and paid in fiscal 2027.

Retention of Wilson Sonsini Goodrich & Rosati, P.C.

Mr. Berger is a Senior Partner of the law firm Wilson Sonsini, which serves as outside corporate counsel to the Company. Although there are no related party transactions between the Company and Mr. Berger (or any of his immediate family members) requiring disclosure under Item 404(a) of Regulation S-K for the fiscal year ended July 31, 2026, the Company has and anticipates that it will, on a going-forward basis, engage Wilson Sonsini from time to time to perform routine legal services for the Company and its subsidiaries. Since August 1, 2026, the Company has incurred more than $120,000 in fees payable to Wilson Sonsini.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires Copart’s directors, executive officers, and 10% stockholders to file forms with the SEC to report their ownership of Copart shares and any changes in ownership. Anyone required to file forms with the SEC must also send copies of the forms to Copart. We have reviewed all forms provided to us. Based on that review and on written information given to us by our executive officers and directors we determined that during fiscal year 2026, all Section 16(a) filing requirements were satisfied on a timely basis, except we were late in filing two Forms 4 for Willis J. Johnson to report the transfer of shares on October 9, 2026 to family trusts, one Form 4 for Willis J. Johnson to report the gift of shares to a charitable foundation on December 10, 2025 and one Form 3 for Jane Pocock on August 1, 2026.

COPART, INC.	81	2026 PROXY STATEMENT

SECURITY OWNERSHIP

The following table sets forth certain information known to us regarding the ownership of our common stock as of October 9, 2026 by (i) all persons known by us to be beneficial owners of 5% or more of our common stock; (ii) each of our current directors and nominees for director; (iii) each of our named executive officers (as defined in the section of this Proxy Statement entitled “Executive Compensation — Summary Compensation Table”); and (iv) all of our executive officers and directors as a group. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of October 9, 2026, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Total Shares Outstanding(2)

5% or more beneficial owners, named executive officers and directors:

Vanguard Capital Management(3)	66,093,193	7.14%

BlackRock, Inc.(4)	58,210,940	6.01%

Willis J. Johnson(5)	52,494,008	5.42%

A. Jayson Adair(6)	30,511,571	3.14%

David J. Berger	—	—

Matt Blunt(7)	123,674	*

Steven D. Cohan(8)	323,770	*

Daniel J. Englander(9)	1,058,626	*

Stephen Fisher(10)	63,674	*

Cherylyn Harley LeBon(11)	163,674	*

Jeffrey Liaw(12)	3,650,970	*

James E. Meeks(13)	483,674	*

Diane M. Morefield(14)	273,674	*

Jane Pocock(15)	22,442	*

Thomas N. Tryforos(16)	1,217,459	*

Carl D. Sparks(17)	163,674	*

Leah C. Stearns(18)	522,060	*

All directors and executive officers as a group (15 persons)(19)	91,072,950	9.30%

*	Represents less than 1% of our outstanding common stock.

(1)

Unless otherwise set forth in these footnotes, the mailing address for each of the persons listed in this table is: c/o Copart, Inc., Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254.

(2)	Based on 926,378,016 shares outstanding as of October 9, 2026.
(3)

Based solely on the most recently available Schedule 13G filed by Vanguard Capital Management with the SEC on April 29, 2026. Vanguard Capital Management reported sole voting power over 8,817,977 shares, shared voting power over 0 shares, sole dispositive power over 66,093,193 shares, and shared dispositive power over 0 shares. The address of Vanguard Capital Management is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(4)

Based solely on the most recently available Schedule 13G/A filed by BlackRock, Inc. with the SEC on April 17, 2025. BlackRock, Inc. reported sole voting power over 52,061,657 shares, shared voting power over 0 shares, sole dispositive power over 58,210,940 shares, and shared dispositive power over 0 shares. The address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(5)

Includes 44,502,321 shares held by the Willis J. Johnson and Reba J. Johnson Revocable Trust DTD 1/16/1997, for which Mr. Johnson and his wife are trustees, 3,547,664 shares held directly by Willis J. Johnson, 1,130,349 shares held by Willis and Reba’s Foundation, for which Mr. Johnson serves as president, and 3,090,000 shares held by the 2026 Willis J. Johnson Qualified Annuity Trust, for which Mr. Johnson serves as trustee. Also includes options to acquire 223,674 shares of common stock held by Mr. Johnson that are exercisable within sixty days after October 9, 2026.

(6)

Includes 14,174,859 shares held by the A. Jayson Adair and Tammi L. Adair Revocable Trust, for which Mr. Adair and his wife are trustees, 572,400 shares held by irrevocable trusts for the benefit of members of Mr. Adair’s immediate family, for which Mr. Adair serves as trustee, 1,839,312 shares held by JTGJ Investments, LP, a Texas limited partnership, 8,000,000 shares held by JTGJ Investments II, LP, a Texas limited partnership, 5,000 shares held by JTGP Properties, LP, a Texas limited partnership, and 1,920,000 shares held by The Adair Foundation, for which Mr. Adair serves as president. Mr. Adair disclaims beneficial ownership of the shares held by JTGJ Investments, LP, JTGJ Investments II, LP, JTGP Properties, LP, and The Adair Foundation, except to the extent of his pecuniary interest. Also includes options to acquire 4,000,000 shares of common stock held by Mr. Adair that are exercisable within sixty days after October 9, 2026.

COPART, INC.	83	2026 PROXY STATEMENT

SECURITY OWNERSHIP

(7)	Represents options to acquire 123,674 shares of common stock held by Mr. Blunt that are exercisable within sixty days after October 9, 2026.
(8)

Includes 96 shares held by the Cohan Revocable Trust U/A DTD 1/17/1996, for which Mr. Cohan serves as Trustee, and options to acquire 323,674 shares of common stock held by Mr. Cohan that are exercisable within sixty days after October 9, 2026.

(9)

Includes 235,352 shares held by Ursula Capital Partners, for which Mr. Englander is the sole general partner, and 19,600 shares held by trusts for the benefit of members of Mr. Englander’s immediate family. Mr. Englander disclaims beneficial ownership of the shares held by Ursula Capital Partners except to the extent of his pecuniary interest therein. Also includes options to acquire 803,674 shares of common stock held by Mr. Englander that are exercisable within sixty days after October 9, 2026.

(10)	Represents options to acquire 63,674 shares of common stock held by Mr. Fisher that are exercisable within sixty days after October 9, 2026.
(11)	Represents options to acquire 163,674 shares of common stock held by Ms. LeBon that are exercisable within sixty days after October 9, 2026.
(12)

Includes 359,856 shares held directly by Mr. Liaw and 6,664 restricted stock units that will vest within 60 days after October 9, 2026. Also includes options to acquire 3,284,450 shares of common stock held by Mr. Liaw that are exercisable within sixty days after October 9, 2026.

(13)	Represents options to acquire 483,674 shares of common stock held by Mr. Meeks that are exercisable within sixty days after October 9, 2026.
(14)

Includes 50,000 shares of common stock held by the Molinari Family Trust, for which Ms. Morefield serves as trustee, and options to acquire 223,674 shares of common stock held by Ms. Morefield that are exercisable within sixty days after October 9, 2026.

(15)	Includes 22,442 restricted stock units held by Ms. Pocock that will vest within 60 days after October 9, 2026.
(16)

Includes 413,785 shares held by Elias Charles & Co. LLC, of which Mr. Tryforos is a member. Mr. Tryforos disclaims beneficial ownership of the shares held by Elias Charles & Co. LLC except to the extent of his pecuniary interest. Mr. Tryforos disclaims beneficial ownership of the shares owned by others. Also includes options to acquire 803,674 shares of common stock held by Mr. Tryforos that are exercisable within sixty days after October 9, 2026.

(17)	Represents options to acquire 163,674 shares of common stock held by Mr. Sparks that are exercisable within sixty days after October 9, 2026.
(18)

Includes 103,060 shares held directly by Ms. Stearns and 6,000 restricted stock units that will vest within 60 days after October 9, 2026. Also includes options to acquire 413,000 shares of common stock held by Ms. Stearns that are exercisable within sixty days after October 9, 2026.

(19)

Includes 79,963,654 shares, 35,106 restricted stock units that will vest within 60 days after October 9, 2026, and options to acquire 11,086,854 shares of common stock held by all executive officers and directors as a group that are exercisable within sixty days after October 9, 2026.

COPART, INC.	84	2026 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

These proxy materials are furnished in connection with the solicitation by the Board of Copart, Inc. of proxies to be voted at our 2026 annual meeting of stockholders, which will take place on Tuesday, December 1, 2026 at 8:00 a.m., Central Standard Time, at our corporate headquarters located at Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254, and any postponements, adjournments or continuations thereof.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on or accessible through our website is not intended to be incorporated by reference into this proxy statement, and references to our website in this proxy statement are intended to be inactive textual references only.

Q:	WHAT IS A PROXY?

A:

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the proxy card or voting by telephone or over the Internet. We have designated A. Jayson Adair, our executive chairman and chief executive officer, Jane Pocock, our president and Leah Stearns, our senior vice president and chief financial officer, to serve as proxies for the annual meeting.

Q:	WHERE CAN I ACCESS THE PROXY MATERIALS?

A:

Pursuant to the rules of the SEC, we have provided access to our proxy materials over the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) has been sent to our stockholders of record and beneficial owners as of the record date, October 9, 2026. Instructions on how to access the proxy materials over the Internet or to request a printed copy by mail may be found in the Internet Notice.

By accessing the proxy materials on the Internet or choosing to receive your future proxy materials by email, you will save us the cost of printing and mailing documents to you and will reduce the impact of the annual meeting on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials. If you choose to receive future proxy materials by mail, you will receive a paper copy of those materials, including a form of proxy. Your election to receive proxy materials by mail or email will remain in effect until you notify us that you are terminating your request.

Q:	WHY AM I RECEIVING THESE MATERIALS?

A:

We are providing these proxy materials in connection with the solicitation by the Board of proxies to be voted at the annual meeting. The annual meeting will take place on Tuesday, December 1, 2026 at 8:00 a.m., Central Standard Time, at our corporate headquarters located at Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254. Directions to the annual meeting are included on page 81 of this proxy statement. As a stockholder, you are invited to attend the annual meeting and are requested to vote on the items of business described in this proxy statement.

This proxy statement and the accompanying proxy card, notice of annual meeting of stockholders, Internet Notice, and annual report on Form 10-K for the fiscal year ended July 31, 2026 are being distributed and made available on or about October 22, 2026 to all stockholders of record entitled to vote at the annual meeting.

Q:	WHAT INFORMATION IS CONTAINED IN THIS PROXY STATEMENT?

A:

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and most highly paid executive officers, our corporate governance

COPART, INC.	86	2026 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

policies, information on our Board, and certain other required information. We use several abbreviations in this proxy statement. The term “proxy materials” means this proxy statement, notice of annual meeting of stockholders, Internet Notice, proxy card and our annual report on Form 10-K for the fiscal year ended July 31, 2026. References to “fiscal year” refer to our fiscal year beginning on August 1 of the prior year and ending on July 31 of the year stated.

Q:	WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL MEETING?

A:	The items of business scheduled to be voted on at the annual meeting are as follows:

•

To elect the twelve nominees for director named in this proxy statement to hold office until our 2027 annual meeting of stockholders or until their respective successors have been duly elected and qualified;

•	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers for the fiscal year ended July 31, 2026;

•	To ratify the appointment by the Audit Committee of our Board of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2027;

•	To approve the amendment, restatement and extension of our 2007 Equity Incentive Plan, including an amendment to increase the number of shares reserved for issuance thereunder; and

•

To approve the grant of an option to acquire 20,000,000 shares of our common stock to A. Jayson Adair, our executive chairman and chief executive officer, as more fully described in this proxy statement.

We will also transact such other business that may properly come before the annual meeting.

Q:	HOW DOES OUR BOARD RECOMMEND THAT I VOTE?

A:	Our Board recommends that you vote your shares:

•	“FOR” each of the twelve nominees for director named in this proxy statement.

•	“FOR” the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers for the fiscal year ended July 31, 2026.

•	“FOR” the ratification of the appointment by the Audit Committee of our Board of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2027.

•	“FOR” the approval of the amendment, restatement and extension of the 2007 Equity Incentive Plan.

•

“FOR” the approval of the grant of an option to acquire 20,000,000 shares of our common stock to A. Jayson Adair, our executive chairman and chief executive officer, as more fully described in this proxy statement.

Q:	WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

A:

Each share of our common stock issued and outstanding as of the close of business on October 9, 2026, the record date for our annual meeting, is entitled to vote on all items being considered at the annual meeting. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, or other nominee. On the record date, we had 926,378,016 shares of common stock issued and outstanding.

Q:	HOW MANY VOTES AM I ENTITLED TO PER SHARE?

A:

For all matters described in this proxy statement for which your vote is being solicited, each holder of shares of common stock is entitled to one vote for each share of common stock held by such holder as of the record date.

COPART, INC.	87	2026 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Q:	AM I ENTITLED TO CUMULATE MY VOTES AT THE ANNUAL MEETING?

A:	No. You may not cumulate your votes for the election of directors.

Q:	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A:	Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and these proxy materials were sent directly to you by Copart. As the stockholder of record, you have the right to grant your voting proxy directly to our designated proxies or to vote in person at the annual meeting. We have enclosed or sent a proxy card for you to use with the printed proxy materials delivered to you. You may also vote on the Internet or by telephone, as described below under the heading “How can I vote my shares without attending the annual meeting?” and on your proxy card.

Beneficial Owners

Many of our stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the beneficial owner of shares held in “street name.” The proxy materials were forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

As a beneficial owner, you have the right to direct your broker, trustee, or other nominee on how to vote your shares. For directions on how to vote shares beneficially held in street name, please refer to the voting instruction card provided by your broker, trustee, or nominee. You are also invited to attend the annual meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a legal proxy from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the annual meeting.

Q:	HOW CAN I CONTACT COPART’S TRANSFER AGENT?

A:

You may contact our transfer agent, Computershare Trust Company, N.A., by telephone at (877) 282-1168, or by writing Computershare Trust Company, N.A., P.O. Box 505000, Louisville, Kentucky 40233-5000. You may also access instructions with respect to certain stockholder matters (e.g., lost share certificates, change of address) via the Internet at www.computershare.com/investor.

Q:	HOW CAN I ATTEND THE ANNUAL MEETING?

A:

You are invited to attend the annual meeting if you were a stockholder of record as of the record date, October 9, 2026, you hold a valid proxy for the annual meeting, or you are a beneficial owner as of the record date, October 9, 2026. If you are a stockholder of record, meaning you hold shares directly in your name with Computershare Trust Company, N.A., please bring government-issued photo identification for entrance to the annual meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you should provide proof of beneficial ownership as of the record date, such as your most recent account statement reflecting stock ownership on the record date, October 9, 2026, together with government-issued photo identification.

If you do not comply with the procedures outlined above, you may not be admitted to the annual meeting.

Please let us know if you plan to attend the meeting by marking the appropriate box on the proxy card, or, if you vote by telephone or by Internet, by indicating your plans when prompted.

Q:	WILL THE ANNUAL MEETING BE WEBCAST?

A:	We do not expect to webcast the annual meeting.

COPART, INC.	88	2026 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Q:	HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A:	Stockholders of Record

Shares held in your name as the stockholder of record may be voted by you in person at the annual meeting.

Beneficial Owners

Shares held beneficially in street name may be voted by you in person at the annual meeting only if you obtain a legal proxy from the broker, trustee, or other nominee that holds your shares giving you the right to vote the shares.

Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the annual meeting.

Q:	HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A:	By Internet

You can vote via the Internet by following the instructions provided on your Internet Notice or proxy card.

Telephone and Internet voting facilities for stockholders of record will be available twenty-four hours a day until 1:00 a.m., Central Standard Time, on Tuesday, December 1, 2026. If you vote by telephone or the Internet, you do not need to return your proxy or voting instruction card.

If you are a beneficial owner of shares, your broker, trustee, or nominee may make telephone or Internet voting available to you. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, trustee, or nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive.

By telephone

You can vote by calling the toll-free telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

By mail

Please complete, sign, and date the proxy or voting instruction card and return it in the prepaid envelope at any time prior to the annual meeting. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named on the proxy card will vote the shares represented by your proxy card as recommended by our Board.

Q:	CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

A:

Yes, you have the right to revoke your proxy at any time prior to the time your shares are voted. If you are the stockholder of record, you may revoke your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above under the subheading “How can I vote my shares without attending the annual meeting?” (and until the applicable deadline for each method), (ii) providing a written notice of revocation to our corporate secretary at Copart, Inc., Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254, Attn: Corporate Secretary, prior to your shares being voted, or (iii) attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee, or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker, trustee, or nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.

COPART, INC.	89	2026 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Q:	IS THERE A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING?

A:

The names of stockholders of record entitled to vote at the annual meeting will be available at the annual meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., Central Standard Time, at our corporate headquarters located at Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254, by contacting our corporate secretary.

Q:	IS MY VOTE CONFIDENTIAL?

A:

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Copart or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:	HOW MANY SHARES MUST BE PRESENT OR REPRESENTED TO CONDUCT BUSINESS AT THE ANNUAL MEETING?

A:

A quorum is the minimum number of shares required to be present at the annual meeting to properly hold an annual meeting of stockholders and conduct business under our bylaws and Delaware law. The holders of a majority of the voting power of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum at the annual meeting. If there is no quorum, the Chairman of the annual meeting may adjourn the meeting to another place, if any, date, or time. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum.

Q:	WHAT IS A BROKER NON-VOTE?

A:

If you are a beneficial owner whose shares are held of record by a broker, trustee, or nominee, you must instruct the broker, trustee, or nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal for which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the annual meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required. If you are a beneficial owner whose shares are held of record by a broker, trustee, or nominee, your broker, trustee, or nominee has discretionary voting authority to vote your shares on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm (Proposal 3), even if the broker has not received voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors (Proposal 1) or the advisory (non-binding) vote on the approval of executive compensation (Proposal 2) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters. Accordingly, if you are a beneficial owner, it is particularly important that you provide your instructions for voting your shares on the election of directors (Proposal 1) and the advisory (non-binding) vote on the approval of executive compensation (Proposal 2) to your broker, trustee, or other nominee. Your broker also does not have discretionary authority to vote on the approval of the amendment, restatement and extension of the 2007 Equity Incentive Plan (Proposal 4) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on that matter. Your broker also does not have discretionary authority to vote on the approval of the CEO performance award (Proposal 5) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on that matter.

COPART, INC.	90	2026 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Q:	WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

Proposal	Vote Required	Discretionary Voting Allowed?

Election of directors	Majority of the votes cast	No

Advisory vote to approve executive compensation	Majority of the votes cast	No

Ratification of appointment of Ernst & Young LLP	Majority of the votes cast	Yes

Approval of the amendment, restatement and extension of the 2007 Equity Incentive Plan	Majority of the votes cast	No

Approval of the CEO Performance Award	Majority of the votes cast	No

Election of Directors

Directors are elected by majority vote, which requires the affirmative vote of a majority of the total votes cast at the annual meeting. For a description of our majority voting standard, please refer to the sections captioned “Corporate Governance and Board of Directors”. You may vote “FOR”, “AGAINST”, or “ABSTAIN” for each nominee. Abstentions and broker non-votes are not counted as votes “FOR” or “AGAINST” and will not affect the outcome of the election of directors.

Advisory (Non-Binding) Vote on Approval of Executive Compensation

Under our bylaws, the votes cast “FOR” must exceed the votes cast “AGAINST” to approve, on an advisory (non-binding) basis, the compensation of our named executive officers for the fiscal year ended July 31, 2026. You may vote “FOR”, “AGAINST”, or “ABSTAIN” on this proposal. Abstentions and broker non-votes are not counted as votes “FOR” or “AGAINST” and will not affect the outcome of this proposal.

Ratification of Appointment of Ernst & Young LLP

Under our bylaws, the votes cast “FOR” must exceed the votes cast “AGAINST” to approve the ratification of the appointment by the Audit Committee of our Board of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2027. You may vote “FOR”, “AGAINST”, or “ABSTAIN” for this proposal. Abstentions are not counted as votes “FOR” or “AGAINST” this proposal and will not affect the outcome of this proposal.

Approval of the Amendment, Restatement and Extension of the 2007 Equity Incentive Plan

Under our bylaws, the votes cast “FOR” must exceed the votes cast “AGAINST” to approve the amendment, restatement and extension of the 2007 Equity Incentive Plan. You may vote “FOR”, “AGAINST”, or “ABSTAIN” on this proposal. Abstentions and broker non-votes are not counted as votes “FOR” or “AGAINST” and will not affect the outcome of this proposal.

Approval of the CEO Performance Award

Under our bylaws, the votes cast “FOR” must exceed the votes cast “AGAINST” to approve the CEO Performance Award. You may vote “FOR”, “AGAINST”, or “ABSTAIN” on this proposal. Abstentions and broker non-votes are not counted as votes “FOR” or “AGAINST” and will not affect the outcome of this proposal.

Q:	WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A:

Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, A. Jayson Adair, our executive chairman and chief executive officer, Jane Pocock, our president and Leah Stearns, our senior vice president and chief financial officer, or any one of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board.

COPART, INC.	91	2026 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Q:	WHO WILL COUNT THE VOTES?

A:	A representative of our transfer agent, Computershare Trust Company, N.A., will tabulate the votes and act as inspector of election.

Q:	WHAT IS THE INTEREST OF THE COMPANY’S EXECUTIVE OFFICERS AND DIRECTORS IN THE PROPOSALS BEING VOTED UPON?

A:

None of our executive officers, directors, director nominees nor their associates has any substantial interest in any matter to be acted upon, other than our directors with respect to the election to office of the directors so nominated.

Q:	WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

A:

We will bear the entire cost of soliciting proxies. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners, and we expect to reimburse the corresponding forwarding expenses. In addition, we have retained Georgeson LLC to assist with the solicitation of proxies for a fee of $55,000, plus reimbursement of out-of-pocket expenses.

Q:	WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A:

We will announce preliminary voting results at the annual meeting. We will also disclose voting results on a Current Report on Form 8-K to be filed with the SEC within four business days after the annual meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K, we will file a Current Report on Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

Q:	WHAT IS “HOUSEHOLDING” AND HOW DOES IT AFFECT ME?

A:

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we deliver only one copy of the annual report on Form 10-K for the fiscal year ended July 31, 2026, Internet Notice and proxy statement to multiple stockholders who share the same address and have the same last name, unless we have received contrary instructions from an affected stockholder. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to receive separate proxy cards.

We will deliver, promptly upon written or oral request, a separate copy of the annual report on Form 10-K for the fiscal year ended July 31, 2026, Internet Notice and proxy statement to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the annual report on Form 10-K for the fiscal year ended July 31, 2026, Internet Notice and/or proxy statement, you may write to or call our Investor Relations Department at Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254, telephone (972) 391-5000. Any such request should be made promptly in order to ensure timely delivery. Any stockholders of record who (i) share the same address and currently receive multiple copies of our 2026 Form 10-K, Internet Notice and proxy statement, and (ii) wish to receive only one copy of these materials per household in the future, may contact our Investor Relations Department at the address or telephone number listed above to participate in the householding program.

A number of brokerage firms have instituted householding. If you hold your shares beneficially in street name, please contact your bank, broker, or other holder of record to request information about householding.

COPART, INC.	92	2026 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Q:	WHAT IS THE DEADLINE TO PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR’S ANNUAL MEETING OF STOCKHOLDERS OR TO NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A:	Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our corporate secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2027 annual meeting of stockholders, our corporate secretary must receive the written proposal at our principal executive offices not later than June 24, 2027 pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided, however, that in the event that we hold our 2027 annual meeting of stockholders more than thirty days from the one year anniversary date of the 2026 annual meeting, we will disclose the new deadline by which stockholder proposals must be received under Part II, Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. All stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Copart, Inc.

Copart Tower

Attn: Corporate Secretary

14185 Dallas Parkway, Suite 300

Dallas, Texas 75254

The submission of a stockholder proposal does not guarantee that it will be included in Copart’s proxy statement or proxy.

Requirements for Stockholder Proposals to be Brought Before the 2027 Annual Meeting

Our bylaws establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders, but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the meeting by or at the direction of our Board, or (iii) properly brought before the meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our corporate secretary, which notice must contain the information specified in our bylaws. To be timely for our 2027 annual meeting of stockholders, our corporate secretary must receive the written notice at our principal executive offices:

•	not earlier than August 8, 2027, and

•	not later than the close of business on September 7, 2027.

In the event that we hold our 2027 annual meeting of stockholders more than thirty days before or after December 1, 2027, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the later of the following two dates:

•	the 90th day before such annual meeting; or

•	the 10th day following the day on which public announcement of the date of such meeting is first made.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates

Our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our corporate secretary in accordance with our bylaws, which, in general,

COPART, INC.	93	2026 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

require that the notice be received by our corporate secretary within the time period described above under “Requirements for Stockholder Proposals to be Brought Before the 2027 Annual Meeting” for stockholder proposals that are not intended to be included in our proxy statement.

In addition to satisfying the requirements of our bylaws, pursuant to Rule 14a-19 promulgated under the Exchange Act, if you intend to solicit proxies in support of director nominees other than our nominees, then we must receive notice providing the information required by Rule 14a-19 postmarked no later than October 4, 2027. However, if the date of next year’s annual meeting is more than 30 days before or more than 30 days after December 1, 2027, then we must receive your notice by the close of business on the later of the sixtieth (60th) day prior to such meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

In addition, it is the policy of our Nominating, Governance, and Sustainability Committee to consider recommendations for candidates to the Board from stockholders holding not less than 1% of the outstanding shares of our common stock continuously for at least twelve months prior to the date of submission of the recommendation or nomination. Any such recommendations should include the nominee’s name and qualifications for membership on our Board, and should be directed to our chief legal officer at our address set forth above for our corporate secretary. For additional information regarding stockholder recommendations for director candidates, please see the sections entitled “Corporate Governance and Board of Directors — Director Nomination Process” and “Corporate Governance and Board of Directors — Considerations in Identifying and Evaluating Director Nominees.”

Availability of Bylaws

A copy of our current bylaws may be obtained free of charge by written request to our Investor Relations Department c/o Copart, Inc., Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254.

COPART, INC.	94	2026 PROXY STATEMENT

OTHER MATTERS

Other Matters

We know of no other matters to be submitted at the annual meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the form of proxy to vote the shares they represent as our Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy.

Adjournment of the 2026 Annual Meeting

In the event that there are not sufficient votes present to vote on any proposal incorporated in this proxy statement at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies from holders of our common stock in accordance with our bylaws.

Annual Report on Form 10-K for the Fiscal Year Ended July 31, 2026

A copy of our annual report on Form 10-K for the fiscal year ended July 31, 2026 has been made available concurrently with this proxy statement to all stockholders entitled to notice of, and to vote at, the annual meeting. The annual report on Form 10-K for the fiscal year ended July 31, 2026 is incorporated into this proxy statement by reference and constitutes proxy soliciting material.

For the Board of Directors

COPART, INC.

A. Jayson Adair

Executive Chairman and Chief Executive Officer

Dated: October 22, 2026

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF

PROXY MATERIALS FOR THE 2026 ANNUAL MEETING:

The Proxy Statement and Annual Report on Form 10-K for the Fiscal Year ended July 31, 2026 are available free of charge at www.edocumentview.com/CPRT

COPART, INC.	96	2026 PROXY STATEMENT

OTHER MATTERS

Site of the Copart, Inc. 2026 Annual Stockholder Meeting

Directions to:	Copart Tower
14185 Dallas Parkway, Suite 300
Dallas, Texas 75254

From:	Dallas Fort Worth International Airport

Head towards the north exit
Take the ramp onto International Parkway (partial toll road)
Continue onto TX-121 N
Take the exit onto I-635 E
Take exit 22C to merge onto Dallas North Tollway N (partial toll road)
Take the exit toward Spring Valley Rd/Quorum Dr/Verde Valley Lane (toll road)
Merge onto Dallas Parkway
Turn left onto Spring Valley Road
Turn left onto Dallas Parkway
Destination will be on the right

COPART, INC.	97	2026 PROXY STATEMENT

ANNEX A — AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN

COPART, INC.

2007 EQUITY INCENTIVE PLAN,

AS AMENDED AND RESTATED

(as amended and restated effective December 16, 2013,

and as further amended and restated on December 16, 2016,

and as further amended on December 4, 2020

and as further amended on [  ])

1.  Purposes of the Plan. The purposes of this Plan are:

●	to attract and retain the best available personnel for positions of substantial responsibility,

●	to provide incentives to individuals who perform services to the Company, and

●	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

2.  Definitions. As used herein, the following definitions will apply:

(a)  “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)  “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)  “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

(d)  “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e)  “Board” means the Board of Directors of the Company.

(f)  “Change in Control” means the occurrence of any of the following events:

(i)  A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group, (“Person”) acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control; or

COPART, INC.	98	2026 PROXY STATEMENT

(ii)  A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to effectively control the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)  A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(g)  “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(h)  “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(i)  “Common Stock” means the common stock of the Company.

(j)  “Company” means Copart, Inc., a Delaware corporation, or any successor thereto.

(k)  “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(l)  “Director” means a member of the Board.

(m)  “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n)  “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)  “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity, and/or (iii) the exercise price of an outstanding Award is reduced. The Administrator may not implement an Exchange Program under the Plan.

COPART, INC.	99	2026 PROXY STATEMENT

(q)  “Fair Market Value” means, as of any date, the value of the Common Stock as the Administrator may determine in good faith by reference to the price of such stock on any established stock exchange or a national market system on the day of determination if the Common Stock is so listed on any established stock exchange or a national market system. If the Common Stock is not listed on any established stock exchange or a national market system, the value of the Common Stock will be determined as the Administrator may determine in good faith.

(r)  “Fiscal Year” means the fiscal year of the Company.

(s)  “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t)  “Non-Employee Director” means a Director who is not an Employee.

(u)  “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(v)  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w)  “Option” means a stock option granted pursuant to Section 6 of the Plan.

(x)  “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y)  “Participant” means the holder of an outstanding Award.

(z)  “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(aa)  “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(bb)  “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(cc)  “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(dd)  “Plan” means this 2007 Equity Incentive Plan, as amended and restated.

(ee)  “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(ff)  “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(gg)  “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

COPART, INC.	100	2026 PROXY STATEMENT

(hh)  “Section 16(b)” means Section 16(b) of the Exchange Act.

(ii)  “Service Provider” means an Employee, Director, or Consultant.

(jj)  “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(kk)  “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(ll)  “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.  Stock Subject to the Plan.

(a)  Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be awarded and sold under the Plan is 35,000,000 Shares, less Shares subject to Awards granted on and following the filing of the Company’s annual proxy statement for fiscal year 2026 and prior to the Company’s 2026 annual meeting of stockholders. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)  Full Value Awards. Any Shares subject to Awards granted with an exercise price less than the Fair Market Value on the date of grant of such Awards will be counted against the numerical limits of this Section 3 as two (2) Shares for every one (1) Share subject thereto. Further, if Shares acquired pursuant to any such Award are forfeited or repurchased by the Company and would otherwise return to the Plan pursuant to Section 3(c), two (2) times the number of Shares so forfeited or repurchased will return to the Plan and will again become available for issuance.

(c)  Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the tax and/or exercise price of an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. For purposes of clarification, no Shares purchased by the Company with proceeds received from the exercise of an Option or Stock Appreciation Right will become available for issuance under this Plan. Notwithstanding the foregoing provisions of this Section 3(c), subject to adjustment provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(c).

(d)  Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.  Administration of the Plan.

(a)  Procedure.

(i)  Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

COPART, INC.	101	2026 PROXY STATEMENT

(ii)  Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)  Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b)  Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)  to determine the Fair Market Value;

(ii)  to select the Service Providers to whom Awards may be granted hereunder;

(iii)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder;

(iv)  to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(v)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(vi)  to modify or amend each Award (subject to Section 19(c) of the Plan), subject to the terms of the Plan;

(vii)  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(viii)  to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine; and

(ix)  to make all other determinations deemed necessary or advisable for administering the Plan.

(c)  Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards.

5.  Eligibility and Limitations.

(a)  Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

(b)  No Exchange Program. The Administrator may not implement an Exchange Program under the Plan.

6.  Stock Options.

(a)  Limitations.

(i)  Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000 (U.S.), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

COPART, INC.	102	2026 PROXY STATEMENT

(b)  Term of Option. The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)  Option Exercise Price and Consideration.

(i)  Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii)  Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)  Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws.

(d)  Exercise of Option.

(i)  Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

(ii)  Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)   Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

COPART, INC.	103	2026 PROXY STATEMENT

(iv)  Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v)  Other Termination. A Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the 10th day after the last date on which such exercise would result in such liability under Section 16(b). Finally, a Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option, or (B) the expiration of a period of three (3) months after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7.  Stock Appreciation Rights.

(a)  Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)  Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.

(c)  Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(d)  Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) also will apply to Stock Appreciation Rights.

(e)  Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)  The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)  The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

COPART, INC.	104	2026 PROXY STATEMENT

8.  Restricted Stock.

(a)  Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)  Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine, subject to the terms and conditions of the Plan. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c)  Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)  Other Restrictions. Subject to the terms and conditions of the Plan, the Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)  Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)  Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)  Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)  Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9.   Restricted Stock Units.

(a)  Grant. Subject to the terms and conditions of the Plan, Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d), may be left to the discretion of the Administrator.

(b)  Vesting Criteria and Other Terms. Subject to the terms and conditions of the Plan, the Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine.

(c)  Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

COPART, INC.	105	2026 PROXY STATEMENT

(d)  Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(e)  Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10.  Performance Units and Performance Shares.

(a)  Grant of Performance Units/Shares. Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant.

(b)  Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)  Performance Objectives and Other Terms. Subject to the terms and conditions of the Plan, the Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator, in its sole discretion, may provide at the time of or following the date of grant for accelerated vesting for an Award of Performance Units/Shares.

(d)  Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)  Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)  Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11.  [RESERVED]

12.  Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

COPART, INC.	106	2026 PROXY STATEMENT

13.  Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14.  Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)  Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3 and 23.

(b)  Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)  Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the “Successor Corporation”). The Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the Successor Corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor

COPART, INC.	107	2026 PROXY STATEMENT

modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

15.  Tax Withholding.

(a)  Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)  Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value (as determined by the Company) equal to the minimum amount required to be withheld or other greater amount up to the maximum statutory rate under Applicable Laws, as applicable to the Participant, if such other greater amount would not result in adverse financial accounting treatment, as determined by the Company (including in connection with the effectiveness of FASB Accounting Standards Update 2016-09 amending FASB Accounting Standards Codification Topic 718, Compensation – Stock Compensation), (iii) delivering to the Company already-owned Shares having a fair market value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

16.  No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.  Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18.  Term of Plan. Subject to Section 22 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the date of the 2026 annual meeting of the Company’s stockholders unless terminated earlier under Section 19 of the Plan.

19.  Amendment and Termination of the Plan.

(a)  Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b)  Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)  Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

COPART, INC.	108	2026 PROXY STATEMENT

20.  Conditions Upon Issuance of Shares.

(a)  Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)  Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.  Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.  Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

23.  Non-Employee Director Limitations. No Non-Employee Director may be granted in any Fiscal Year, Awards covering more than 800,000 Shares, increased to 1,000,000 Shares in the Fiscal Year of his or her initial service as a Non-Employee Director. Any Awards granted to an individual while he or she was an Employee, or while he or she was a Consultant but not a Non-Employee Director, shall not count for purposes of this limitation.

24.  Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to the reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award shall be subject to the Company’s then-current clawback policy (the “Clawback Policy”). The Administrator may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws.

COPART, INC.	109	2026 PROXY STATEMENT

ANNEX B — CEO PERFORMANCE AWARD

COPART, INC.

STAND-ALONE STOCK OPTION AWARD AGREEMENT

I.	NOTICE OF STOCK OPTION GRANT

Participant Name:	A. Jayson Adair

You have been granted an Option to purchase Common Stock of Copart, Inc., subject to the terms and conditions of this Stand-Alone Stock Option Award Agreement (the “Award Agreement”), as follows:

Date of Grant	October 14, 2026

Vesting Commencement Date	October 14, 2026

Exercise Price per Share	5,000,000 Shares at $26.27

5,000,000 Shares at $34.94

5,000,000 Shares at $43.61

5,000,000 Shares at $52.54

Total Number of Shares Granted	20,000,000 Shares

Total Exercise Price	$785,300,000

Type of Option:	Nonstatutory Stock Option

Term/Expiration Date:	October 13, 2036

Vesting Schedule:

This Option will become exercisable and vest, in whole or in part, in accordance with Exhibit B attached hereto, which is incorporated herein.

COPART, INC.	110	2026 PROXY STATEMENT

By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of this Award Agreement, including the Terms and Conditions of Stock Option Grant, attached hereto as Exhibit A, all of which are made a part of this document. Participant has reviewed this Award Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	COPART, INC.

Signature	By

Print Name	Title

Residence Address:

COPART, INC.	111	2026 PROXY STATEMENT

EXHIBIT A

TERMS AND CONDITIONS OF STOCK OPTION GRANT

1.  Definitions. As used herein, the following definitions will apply.

(a)  “Administrator” means the Board, or any of its committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, as will be administering the Option in accordance with Section 19 below.

(b)  “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where the Option is granted.

(c)  “Board” means the Board of Directors of the Company.

(d)  “Cause” means (i) any act of dishonesty made by Participant in connection with Participant’s responsibilities as a Service Provider; (ii) Participant’s conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude; (iii) Participant’s gross misconduct; (iv) willful and continued failure of Participant to substantially perform his principal duties and/or obligations of employment to the Company; or (v) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom Participant owes an obligation of nondisclosure as a result of Participant’s relationship with the Company.

(e)  “CEO” means Chief Executive Officer of the Company.

(f)  “Change in Control” means the occurrence of any of the following events:

(i)  A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii)  A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to effectively control the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)  A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

COPART, INC.	112	2026 PROXY STATEMENT

For purposes of this Section 1(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(g)  “CIC Price” means the price per Share paid to holders of Common Stock in a Change in Control, as determined by the Administrator in good faith.

(h)  “CIC Termination” means termination of Participant’s employment as CEO after a Change in Control (i) by the Company other than for Cause, (ii) by the Participant’s resignation for Good Reason, or (iii) by reason of death or Disability.

(i)  “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(j)  “Common Stock” means the common stock of the Company.

(k)  “Company” means Copart, Inc., a Delaware corporation, or any successor thereto.

(l)  “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(m)  “Director” means a member of the Board.

(n)  “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(o)  “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(p)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)  “Fair Market Value” means, as of any date, the value of the Common Stock as the Administrator may determine in good faith by reference to the price of such stock on any established stock exchange or a national market system on the day of determination if the Common Stock is so listed on any established stock exchange or a national market system. If the Common Stock is not listed on any established stock exchange or a national market system, the value of the Common Stock will be determined as the Administrator may determine in good faith.

(r)  “Good Reason” means, within thirty (30) days following the expiration of any Company cure period (discussed below) following the occurrence of one or more of the following without Participant’s consent: (i) the assignment, reduction or removal of Participant’s duties or position, either of which results in a material diminution in Participant’s authority, duties or responsibilities with the Company in effect immediately prior to such assignment, reduction or removal; (ii) a material reduction by the Company of Participant’s base salary as in effect immediately prior to such reduction (this clause (ii) does not apply in the situation where Participant does not have a base salary); or (iii) the material change in geographic location of Participant’s principal place of performing his duties as a Service Provider by more than fifty (50) miles. In order for an event to qualify as Good Reason, Participant must not terminate his status as a Service Provider without first providing the Company with written notice of the acts or omissions constituting the grounds for Good Reason within ninety (90) days of the initial existence of the grounds for “Good Reason” and a reasonable cure period of not less than thirty (30) days following the date of such notice.

(s)  “Non-Qualified Termination” means a termination of Participant’s status as CEO other than due to death or Disability or as set forth in Section 5(b) of Exhibit B.

(t)  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

COPART, INC.	113	2026 PROXY STATEMENT

(u)  “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(v)  “Primary Exchange” means Nasdaq or such other established securities exchange or national market system on which Shares primarily are listed and regularly trade.

(w)  “Service Provider” means an Employee, Director, or Consultant.

(x)  “Share” means a share of the Common Stock, as adjusted in accordance with Section 11 below.

(y)  “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(z)  “Termination Price” means the average closing sales price of a Share over the thirty (30) trading days preceding the date of the termination of Participant’s status as CEO due to death or Disability, as reported on the Primary Exchange.

2.  Grant of Option. The Company hereby grants to the Participant named in the Notice of Grant attached as Part I of this Award Agreement (the “Participant”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to all of the terms and conditions in this Award Agreement.

3.  Vesting Schedule. The Option awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in Exhibit B. Shares scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously CEO from the Date of Grant until the date such vesting occurs.

4.  [Reserved]

5.  Exercise of Option.

(a)  Right to Exercise. The Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Award Agreement.

(b)  Method of Exercise. The Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit C (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any applicable tax withholding. The Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

6.  Method of Payment. Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:

(a)  cash;

(b)  check;

(c)  consideration received by the Company under a formal cashless exercise program adopted by the Company;

(d)  by net exercise whereby the Option may be exercised in full or in part by surrendering a portion of the Option as payment of the aggregate Exercise Price per Share for the number of Shares subject to the Option to be exercised. The number of Shares subject to the Option that would be surrendered in payment of the Exercise

COPART, INC.	114	2026 PROXY STATEMENT

Price would be determined by multiplying the number of Shares to be exercised by the per Share Exercise Price, and then dividing the product thereof by an amount equal to the per Share Fair Market Value on the date of exercise. If the Fair Market Value of the Shares subject to the portion of the Option that is surrendered pursuant to a net exercise exceeds the aggregate Exercise Price of the Exercised Shares, the excess will be paid to Participant in cash; or

(e)  surrender of other Shares which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares, provided that accepting such Shares, in the sole discretion of the Administrator, will not result in any adverse accounting consequences to the Company.

7.  Tax Obligations.

(a)  Withholding Taxes. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares will be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time of the Option exercise, Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

Pursuant to such procedures as the Administrator may specify from time to time, Participant may elect to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value (as determined by the Company) equal to the minimum amount required to be withheld or other greater amount up to the maximum statutory rate under Applicable Laws, as applicable to Participant, if such other greater amount would not result in adverse financial accounting treatment, as determined by the Company (including in connection with the effectiveness of FASB Accounting Standards Update 2016-09 amending FASB Accounting Standards Codification Topic 718, Compensation – Stock Compensation), (iii) delivering to the Company already-owned Shares having a fair market value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to Participant with respect to the Option on the date that the amount of tax to be withheld is to be determined. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(b)  Code Section 409A. Under Code Section 409A, an option that vests after December 31, 2004 that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the Date of Grant (a “Discount Option”) may be considered “deferred compensation.” A Discount Option may result in (i) income recognition by Participant prior to the exercise of the option, (ii) an additional 20% federal income tax, and (iii) potential penalty and interest charges. The Discount Option may also result in additional state income, penalty and interest charges to Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of the Option equals or exceeds the Fair Market Value of a Share on the Date of Grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the Date of Grant, Participant will be solely responsible for Participant’s costs related to such a determination.

8.  Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

COPART, INC.	115	2026 PROXY STATEMENT

9.  Termination of Relationship as a Service Provider. If Participant ceases to be a Service Provider, Participant may exercise the Option within such period of time as is specified in this Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the Term/Expiration Date of the Option as set forth in the Notice of Grant). If on the date of termination Participant is not vested as to the Option, the Shares covered by the unvested portion of the Option will terminate. If after termination Participant does not exercise the Option within the time specified by the Administrator, the Option will terminate.

10.  Leave of Absence. Unless the Administrator provides otherwise, vesting of the Option will be suspended during any unpaid leave of absence. Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary.

11.  Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)  Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under this Award Agreement, will adjust the number, class, and price of Shares covered by the Option.

(b)  Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

(c)  Change in Control. Subject to Section 5 of Exhibit B, in the event of a merger or Change in Control, the Option will be treated as the Administrator determines, including, without limitation, that the Option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the “Successor Corporation”).

12.  No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS CEO AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS CEO AT ANY TIME, WITH OR WITHOUT CAUSE.

13.  Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company, in care of its General Counsel at Copart, Inc., 14185 Dallas Parkway, Suite 300, Dallas, TX 75254, or at such other address as the Company may hereafter designate in writing.

14.  Non-Transferability of Option. The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.

15.  Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

16.  Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal

COPART, INC.	116	2026 PROXY STATEMENT

law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority. Assuming such compliance, for income tax purposes the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.

17.  Stockholder Approval. The Option and this Award Agreement will be subject to approval by the stockholders of the Company at the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) or a special meeting of the stockholders following the 2026 Annual Meeting. If stockholder approval is not obtained, then the Option will forfeit in its entirety. No portion of the Option may be exercised unless stockholder approval is obtained. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

18.  Forfeiture Events. Notwithstanding any provisions to the contrary under this Award Agreement, the Option will be subject to the Company’s clawback policy as may be established and/or amended from time to time (the “Clawback Policy”). The Administrator may require Participant to forfeit, return or reimburse the Company all or a portion of the Option and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws.

19.  Administrator Authority. The Administrator will have the power to interpret this Award Agreement and to adopt such rules for the administration, interpretation and application of this Award Agreement as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares subject to the Option have vested). The Administrator has full authority and discretion to administer this Award Agreement, including but not limited to the authority to: (i) modify or amend the Option (subject to Section 23 of this Award Agreement), (ii) authorize any person to execute on behalf of the Company any instrument required to effect the grant or amendment of the Option previously granted or amended by the Administrator, and (iii) provide for the transferability of the Option. All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to this Award Agreement.

20.  Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Option by electronic means or request Participant’s consent to this Award Agreement by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to this Award Agreement through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

21.  Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

22.  Agreement Severable. In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.

23.  Modifications to the Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Code Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Code Section 409A in connection with this Option.

COPART, INC.	117	2026 PROXY STATEMENT

24.  Governing Law. This Award Agreement will be governed by the laws of the State of Texas, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Option or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Texas, and agree that such litigation will be conducted in the courts of Dallas County, Texas, or the federal courts of the United States for the Northern District of Texas, and no other courts, where this Option is made and/or to be performed.

[Remainder of Page Intentionally Left Blank]

COPART, INC.	118	2026 PROXY STATEMENT

EXHIBIT B

VESTING AND EXERCISE SCHEDULE

The following terms will apply to the Option. Unless otherwise defined herein, capitalized terms will have the meanings set forth in the Stand-Alone Stock Option Award Agreement to which this Exhibit B is attached.

1.  Service-Based Vesting and Forfeiture. Except as otherwise set forth in this Award Agreement, this Option may be exercised, in whole or in part, in accordance with the following schedule:

(a)  100% of the Shares subject to the Option will vest and become exercisable on the 5th anniversary of the Vesting Commencement Date (the “Vesting Date”), subject to Participant’s continued status as CEO through the Vesting Date.

(b)  Except as otherwise set forth in this Award Agreement (including Sections 5 and 6 below), the Option will be forfeited in its entirety upon the termination of Participant’s status as CEO prior to the Vesting Date.

2.  Exercisability and Service-Based Clawback.

(a)  Exercisability. The Option will be exercisable as to vested and outstanding Shares following the Vesting Date, subject to the Term/Expiration Date and the Service-Based Clawback described in Section 2(b) below.

(b)  Service-Based Clawback. Except as set forth in Sections 5 and 6 below, vested Shares (whether or not exercised) will initially be subject to clawback on the terms set forth in this Section 2(b) (the “Service-Based Clawback”) and will not be transferable. Vested Shares exercised while subject to the Service-Based Clawback are referred to as “Restricted Shares.” 10% of the Shares subject to the Option will be subject to the Service-Based Clawback for each whole or partial year between the date of Participant’s Non-Qualified Termination and the Term/Expiration Date. Upon Participant’s Non-Qualified Termination, the Company will have the right to clawback Shares subject to the Service-Based Clawback. In the case of Restricted Shares which remain subject to the Service-Based Clawback at the time of Participant’s Non-Qualified Termination (“Unreleased Shares”), such clawback will be in exchange for a payment by the Company per Share equal to the Exercise Price per Share (the “Clawback Price”). For clarity, the Service-Based Clawback will apply first to vested but unexercised Shares, and then to Unreleased Shares, in descending order of Exercise Price, and with respect to Unreleased Shares, net of Shares sold or tendered to cover applicable withholding taxes. The Company may give effect to the Service-Based Clawback by providing notice to Participant at any time after Participant’s Non-Qualified Termination, but the Service-Based Clawback will be deemed to have been automatically effected as to all Unreleased Shares at 5:00 p.m. (Central time) on the date that is sixty (60) days following the date Participant ceases to be CEO as a result of a Non-Qualified Termination, unless the Company expressly declines in writing to exercise the Service-Based Clawback prior to such time. The Company may pay the Clawback Price by any method of payment permissible under Applicable Laws.

(i)  Escrow. Upon exercise, Restricted Shares will be deposited with an escrow holder designated by the Company, including with the Company’s designated captive broker with stop-transfer instructions (the “Escrow Holder”) and will be held by the Escrow Holder until such Restricted Shares are released from the Service-Based Clawback or until Participant ceases to be CEO. Upon Participant’s Non-Qualified Termination, the Escrow Holder will take all steps necessary to effect the Service-Based Clawback. Participant hereby appoints the Escrow Holder with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing the Unreleased Shares to the Company upon such termination. The Escrow Holder will not be liable for any act or omission with respect to holding the Restricted Shares in escrow while acting in good faith and in the exercise of its judgment. Notwithstanding the foregoing, Restricted Shares may be released from escrow and sold, withheld, or surrendered to the extent necessary to pay the aggregate Exercise Price and to satisfy tax withholding obligations arising in connection with the applicable exercise, in each case as permitted by Sections 6 and 7 of Exhibit A.

(ii)  Tax. Participant may file a Code Section 83(b) election (“83(b) Election”) in substantially the form attached hereto as Exhibit D within 30 days following Participant’s exercise of vested Shares. If Participant

COPART, INC.	119	2026 PROXY STATEMENT

does not file an 83(b) Election, then Participant will incur ordinary income equal to the Fair Market Value of the vested Shares on the date such Shares are released from the Service-Based Clawback, less the Exercise Price paid for such Shares. Such ordinary income will be considered wages and subject to tax withholding and Participant must satisfy tax withholding obligations as set forth in Section 7 of Exhibit A. In no event will the Company have any liability with respect to taxes incurred by Participant in connection with the exercise of vested Shares, the release of Restricted Shares from the Service-Based Clawback or exercise of the Service-Based Clawback. Participant agrees to indemnify the Company for any such tax liabilities which may attach to the Company by operation of Applicable Law.

3.  Post-Exercise Holding Requirement. Except as otherwise provided in Sections 5 and 6, following the exercise of vested Shares, Participant will be required to hold a number of such Shares having an aggregate fair market value (determined as of the date of exercise) equal to the gain realized at exercise, net of taxes (“Holding Period Shares”), until the Term/Expiration Date (the “Holding Period”), and Participant may not sell, transfer, pledge, assign, or otherwise alienate or hypothecate the Holding Period Shares during the Holding Period (the “Post-Exercise Holding Requirement”). For clarity, Participant may sell, withhold, or surrender Shares as necessary to pay the aggregate Exercise Price and to satisfy tax withholding obligations arising from an exercise, and Shares so sold, withheld, or surrendered will not constitute Holding Period Shares.

4.  Post-Termination Exercise Period. The Option will be exercisable as to any then-vested Shares for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option will be exercisable for twelve (12) months after Participant ceases to be a Service Provider, provided that this Option may not be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 11 of Exhibit A.

5.  Change in Control.

(a)  Notwithstanding the foregoing, upon the occurrence of a Change in Control prior to the Vesting Date, and subject to Participant’s continued status as CEO through the Change in Control, Shares for which the CIC Price is greater than the applicable Exercise Price will vest as of immediately prior to the Change in Control. For clarity, except as otherwise set forth in Section 5(b), any Shares which vest pursuant to this Section 5(a) (and any consideration received with respect thereto) will remain subject to the Service-Based Clawback and the Post-Exercise Holding Requirement, as applicable.

(b)  Notwithstanding the foregoing, if Participant’s status as CEO is terminated due to a CIC Termination, the Service-Based Clawback and the Post-Exercise Holding Requirement will be waived, subject to Participant’s execution (or his estate’s or guardian’s execution) of a release of claims in a form provided by the Company.

6.  Death or Disability. Notwithstanding the foregoing, if Participant’s status as CEO is terminated due to Participant’s death or Disability, unvested Shares for which the Termination Price is greater than the applicable Exercise Price will be deemed to vest as of immediately prior to Participant’s termination due to death or Disability, and the Service-Based Clawback and the Post-Exercise Holding Requirement will be waived as to the Shares that vest pursuant to this Section 6 or any Shares that previously vested, effective as of Participant’s termination due to death or Disability.

COPART, INC.	120	2026 PROXY STATEMENT

EXHIBIT C

COPART, INC.

EXERCISE NOTICE

Copart, Inc.

14185 Dallas Parkway, Suite 300

Dallas, TX 75254

Attention: Stock Administration

1.  Exercise of Option. Effective as of today,     ,   , the undersigned (“Purchaser”) hereby elects to purchase      shares (the “Shares”) of the Common Stock of Copart, Inc. (the “Company”) under and pursuant to the Stand-Alone Stock Option Award Agreement dated      (the “Award Agreement”). The purchase price for the Shares will be $    , as required by the Award Agreement.

2.  Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares and any required tax withholding to be paid in connection with the exercise of the Option.

3.  Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Award Agreement and agrees to abide by and be bound by its terms and conditions.

4.  Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 11 of Exhibit A of the Award Agreement.

5.  Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6.  Entire Agreement; Governing Law. The Award Agreement is incorporated herein by reference. This Exercise Notice and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Texas.

Submitted by:	Accepted by:

PURCHASER	COPART, INC.

Signature	By

Print Name	Title

Address:

Date Received

COPART, INC.	121	2026 PROXY STATEMENT

EXHIBIT D

THE FILING OF A SECTION 83(B) ELECTION IS YOUR RESPONSIBILITY.

SEE FILING ALTERNATIVES BELOW.

YOU MUST FILE THIS ELECTION WITHIN 30 DAYS OF PURCHASING THE SHARES.

YOU (AND NOT THE COMPANY NOR ANY OF ITS ATTORNEYS OR OTHER AGENTS) ARE SOLELY RESPONSIBLE FOR APPROPRIATELY AND TIMELY FILING THIS SECTION 83(B) ELECTION WITH THE IRS, EVEN IF YOU REQUEST THAT THE COMPANY OR ITS ATTORNEYS OR OTHER AGENTS MAKE THIS FILING ON YOUR BEHALF AND EVEN IF THE COMPANY OR ITS ATTORNEYS OR OTHER AGENTS HAVE PREVIOUSLY MADE SIMILAR FILINGS ON YOUR BEHALF.

FILING ALTERNATIVES:

1.  CERTIFIED MAIL: THE ELECTION CAN BE FILED BY MAILING A SIGNED ELECTION FORM BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED TO THE IRS SERVICE CENTER WHERE YOU FILE YOUR TAX RETURNS. SEE WWW.IRS.GOV. THE FORM FOR FILING THIS SECTION 83(B) ELECTION BY CERTIFIED MAIL IS ATTACHED TO THESE INSTRUCTIONS.

OR

2.  ELECTRONIC FILING: THE ELECTION CAN BE FILED ELECTRONICALLY VIA FORM 15620. SEE WWW.IRS.GOV/FORMS-PUBS/MOBILE-FRIENDLY-FORMS*

* ONLINE SUBMISSION OF THE FORM 15620 REQUIRES AN ID.ME ACCOUNT, THE CREATION OF WHICH REQUIRES IDENTITY VERIFICATION.

COPART, INC.	122	2026 PROXY STATEMENT

ELECTION UNDER SECTION 83(B) OF THE

INTERNAL REVENUE CODE OF 1986, AS AMENDED

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below.

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME:	SPOUSE:

ADDRESS:

TAXPAYER IDENTIFICATION NO.:	TAXABLE YEAR:

2.	The property with respect to which the election is made is described as follows: shares (the “Shares”) of the Common Stock of Copart, Inc. (the “Company”).

3.	The date on which the property was transferred is: , .

4.	The property is subject to the following restrictions:

The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5.	The Fair Market Value at the time of transfer of such property, determined without regard to any restriction other than a restriction which by its terms never lapses, is: $ .

6.	The amount (if any) paid for such property is: $ .

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The undersigned is the person performing services in connection with the transfer of this property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: ,
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: ,
Spouse of Taxpayer

COPART, INC.	123	2026 PROXY STATEMENT

Copart

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

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DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Using a black ink pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Willis J. Johnson	☐	☐	☐	02 - A. Jayson Adair	☐	☐	☐	03 - David J. Berger	☐	☐	☐
04 - Matt Blunt	☐	☐	☐	05 - Steven D. Cohan	☐	☐	☐	06 - Daniel J. Englander	☐	☐	☐
07 - Stephen Fisher	☐	☐	☐	08 - Cherylyn Harley LeBon	☐	☐	☐	09 - James E. Meeks	☐	☐	☐
10 - Diane M. Morefield	☐	☐	☐	11 - Carl D. Sparks	☐	☐	☐	12 - Thomas N. Tryforos	☐	☐	☐

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

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BACKPACK 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000001 MR A BAMPLE DEBIBNATION (IF ANY) ADD ADD 2 ADD4 Lbing a blak ink pon, mark your woles wthan X a shovnin thi eoam pe. Piatee do nol wrile ousitle the desi goaled aruri. Annual Meeting Proxy Card X A + For Against Abstah Fo Agaist Abstaln For Against Abstaln C123456760 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Your vote matters—here’s how to vote! You may vote online or ty phone instead of mailing this card. Votes submitted electronically must be recelved by December 1, 2026 at 1:00 a.m., Central Standard Time. Online Go to www.investorvote.com/CPRT or scan the OR code—login details are located in the shaded bar below. Pho ne Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/CPRT 1234 5678 9012 345 W IF WOT ING EY MAIL, SIGN, DETACH AND RE TURNTHE BOTTOM PORTIONIN THE ENCLOSED ENVELOFE W Proposals—The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5. L To elect the twelve nominees for director named in this proxy sta tement to hold office untill our 2027 annual meeting off stockholders or untill thelr re sp ective successors have been duly elected and qua lified. Copart ENDORBEMENT_LINE OTE @8- David J.Berger 06-Daniel J.Englander 09- JamesE. Mocks 12- Thomas N. Tryforos 2. To approve, on an ad viory (non-bind ing) basls, the mmpensa tion of our named eecutive offfcers for the fiscall year ended July 31, 2026. 3. To ratify the appoin tment by the Audit Committee of our Board of DirectorsofEmst & Young ILP as our in dependent reg istered public accounting firm for the fiscal year ending July 31, 2022 4. To approve the amend ment, resta temen t and ext ensiion off our 2007 Equity Incen tive Pan, Including an amendment to increase the number af shares reserved for lssuan ce the reun der .. 5. To approve the grant of an option to a cquire 20,000,000 sh ares of our common stock to A.Jayson Adar, our executive charman and chieff ene cutive otficer, as more fully described in the proxy st atement. al -Will J. Johnson 04—Matt Blunt a7- Stephen Fish er 10- Dlane M. Mo refield 02-A.Jayson Adalr 05—Steven D. Cohan 08—Cherylyn Harley Le Bon 11-Carln Spartes For Agalnst Abstaln CONTINUED AND TO BE SIENED ON THE REVERSE SDE JNT 1UPX 700080 C 1234567890 MRA SAMPLE (THE AREA IS SET UP TO ADCOMMCIATE 140 CHARACTETER) MILA SAMPLE AND MR A SAMPLE ANI MILA SAMPLE AND ME A SAMILE AND MRA SAMPLE AND MILA. SAMPLE AN MR A SAM’LE ANDI MR.A SAMPLE AND +

2026 Annual Meeting Admission Ticket

2026 Annual Meeting of Copart, Inc. Stockholders

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Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/CPRT

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — Copart, Inc.

The undersigned stockholder of Copart, Inc. (the "Company") hereby revokes all previous proxies, acknowledges receipt of the notice of the 2026 Annual Meeting of Stockholders to be held on December 1, 2026 and the proxy statement, and appoints A. Jayson Adair, Leah C. Stearns and Jane Pocock, or any one of them, each with full power of substitution, as the proxy and attorney-in-fact of the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the 2026 Annual Meeting of Stockholders of the Company to be held on Tuesday, December 1, 2026, at 8:00 a.m. Central Standard Time, at 14185 Dallas Parkway, Suite 300, Dallas, TX 75254, and any postponement or adjournment thereof, with the same effect as if the undersigned were present and voting such shares on the following matters and in the following manner set forth on the reverse side.

For the proposals on the reverse side, the board of directors recommends that you vote "FOR" all of the nominees for director in Proposal 1 and "FOR" Proposals 2, 3, 4 and 5. This Proxy, when properly executed, will be voted as specified on the reverse side.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED: "FOR" EACH OF THE DIRECTORS LISTED IN ITEM 1, "FOR" THE PROPOSAL LISTED IN ITEM 2, "FOR" THE PROPOSAL LISTED IN ITEM 3, "FOR" THE PROPOSAL LISTED IN ITEM 4 AND "FOR" THE PROPOSAL LISTED IN ITEM 5 AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

TO BE SIGNED BELOW, SEE REVERSE SIDE

B **Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.**

Sign exactly as your name(s) appears on your stock certificate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc. are requested to so indicate when signing. If stock is registered in two names, both should sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C **Non-Voting Items**

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

2026 Annual Meeting Admission Ticket 2026 Annual Meeting of Copart, Inc. Stockholders Tue sday, De cember 1, 2026, 8:00 a.m. Central Time Copart Tower 14185 Dallas Parkway, Suite 300, Dallas, TX 75254 Upon arrival, please present this admission ticket and photo identification at the registration desk. Impor tant notice regarding the avallability of proxy materials for the Annual Meeting. The Notice and Proxy Statement and Annual Report are avallable at: www.investorvote.com/CPRT Small steps make an impact. Help the enironment by consenting to receive electronic dellivery, sign up at www.investorvote.com/CPRT W IF VOT ING EY MAIL, SIGN, DETACH AND RETURNTHE BOTTOM PORTION IN THE ENCLOSED ENVELOFE W Proxy—Copart, Inc. Proxy for 2026 Annual Meeting of Stockholders December 1, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COPART, INC. he undersigned stoc kho lder of Copart, Inc. (the “Company”) hereby revokes alll previous proxies, ackno wiedges receipt of the notice of the 2026 Annual Meeting of Stockholdersto be held n December 1, 2026 and the proxy statement, and appoits A. Jayson Adair, Leah C. Stearns and Jane Pocock, or any one of them, each with fulll power of substitution, as the pmoxy and itto me y-in-fact off the undersiqned to vote and otherwise mpresent al of the shares negistered in the name of the undersigned at the 2026 Annual Meeting of Stockholders of the Company o be held on Tue sday, December 1,2024, at &:00 a.m. Central Standard Time, at 1485 Dallas Parkway, Suite 30Q, Dallas, TX 75254, and any postp on ement or adjournment the rof, with the ame effect as iff the undersigned were present and voting such shares on the follo wing matters and in the following maner set forth on the reverse side. ar the progosals on the rewerse side, the board of directors necommends that you vote “FOR” all of the nomnees for director in Proposal 1 and “FOR” Proposals 2, 3, 4 and 5 Thi Pmoxy, hen properfy exe cuted, willl be voted asspecified on the reverse side. HE SHARES REPRESENTED EY THIS PROKY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, IF NO DIFECTION IS GIVEN, THIS PROKY WILL BE VOTED: “FOR” EACH OF HE DIRECTOR’S LISTED IN ITEM 1, “FOR” THE PROPO SAL LISTED IN ITEM 2, “FOR” THE PROPOSAL LIST ED IN ITEM3, “FOR” THE PROPOSAL LISTED IN ITEM4 AND “FOR” THE PROPOSAL ISTED IN ITEM S AND AS THE PROKY HOL DER MAY DETERMINE IN HIS DISCRETION WITH FEGARD TO ANY OTHER MATTER PROPERLY EROUG HT BEF ORE THE MEETING. D BE SIGNED BELOW, SEE REVERSE SIDE Authorized Signatures—This section must be comple ted for your vote to count. Please date and sign below. gn exactty as your namejs) app ears: on your stock c rt iiicate. A corpo ration is requested to sign itsname by itsPresident or other authortzed officer, with the office held designated. ecutors, ad ministrators, trustees, etc. are requested to so Indicate when signing .. lif stock is registered in two names, both should siign ate (rm/d d/y yyy))—Rease print date below. + B Signiature 1-Please keep siqnature within the box. Sigiature 2—Pease keep signature within the box. C Non-Voting Items hange of Address—Please print new address below. Meeting Attendance Martk bo ta the right iiff you plan to attend the Annual Meeting. +